                                                                      EXHIBIT 28
  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              NOTES TO SCHEDULE P


1. The Parts of Schedule P:
      Part 1 - detailed information on losses and loss expenses.
      Part 2 - history of incurred losses and allocated expenses.
      Part 3 - history of loss and allocated expense payments.
      Part 4 - history of bulk and incurred but not reported reserves.
      Part 5 - history of claims.
      Part 6 - history of premiums earned.
      Part 7 - history of loss sensitive contracts
      Schedule P Interrogatories.

2. Lines of business A through M, R and S are groupings of the lines of business used on the state page.

3. Reinsurance A, B, C, and D (Lines N to Q) are:
      Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
      Reinsurance D = old Schedule O Line 30 (1987 and prior)


                         SCHEDULE P - PART 1 - SUMMARY

                                ($000 Omitted)

========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  -------------------------------------------------------------------------------------------------------------
  Which         (2)            (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  -------------------------------------------------------------
Were Earned   Direct and      Ceded            Net            (5)           (6)            (7)           (8)
and Losses      Assumed                   (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                  Assumed       Ceded          Assumed       Ceded
------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X         X X X       ............ 11 ..........  6 .......... 23 ......... 16
  2. 1986  ........ 19,531 ........... ......... 19,531 ......... 9,779 ............. ........... 2 ............
  3. 1987  ........ 20,532 ....... 164 ......... 20,368 ........ 12,592 ......... 235 ......... 138 .......... 4
  4. 1988  ........ 35,093 ..... 1,799 ......... 33,294 ........ 20,317 ......... 149 ......... 204 .......... 4
  5. 1989  ........ 53,387 ..... 3,957 ......... 49,430 ........ 27,136 ......... 353 ......... 204 ......... (1)
  6. 1990  ........ 52,298 ....  3,418 ......... 48,880 ........ 27,244 ......... 454 ......... 274 ........ (13)
  7. 1991  ........ 46,643 ..... 3,989 ......... 42,654 ........ 25,879 ......... 941 ....... 2,523 ...... 1,065
  8. 1992  ........ 63,156 ..... 3,426 ......... 59,730 ........ 40,922 ....... 1,215 ......... 701 ......... 84
  9. 1993  ....... 102,044 .... 18,838 ......... 83,206 ........ 61,615 ....... 9,203 ....... 1,004 ........ 261
 10. 1994  ....... 119,632 .... 26,362 ......... 93,270 ........ 69,013 ...... 13,380 ....... 1,690 ........ 716
 11. 1995  ....... 150,926 .... 35,955 ........ 114,971 ........ 46,648 ....... 8,059 ......... 867 ........ 390
------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ....... 341,156 ...... 33,995 ....... 7,630 ...... 2,526
------------------------------------------------------------------------------------------------------------------------

===================================================================================
    (1)                                                                 (12)
  Years in  -------------------------------------------------------
   Which                (9)             (10)          (11)            Number of
  Premiums                                           Total             Claims
Were Earned         Salvage and      Unallocated     Net Paid         Reported -
 and Losses         Subrogation     Loss Expense  (Cols. 5 - 6       Direct and
 Were Incur.         Received         Payments    +7 - 8 + 10)        Assumed
---------------------------------------------------------------------------------
  1. Prior       .............. ............ 2 ........... 14          X X X
  2. 1986        .............. .......... 278 ....... 10,059          X X X
  3. 1987        .............. .......... 326 ....... 12,817          X X X
  4. 1988        .............. .......... 675 ....... 21,043          X X X
  5. 1989        .............. .......... 618 ....... 27,606          X X X
  6. 1990        .............. .......... 641 ....... 27,718          X X X
  7. 1991        .............. .......... 870 ....... 27,266          X X X
  8. 1992        .............. ........ 1,021 ....... 41,345          X X X
  9. 1993        .............. .......... 977 ....... 54,132          X X X
 10. 1994        .............. ........ 1,042 ....... 57,649          X X X
 11. 1995        .............. .......... 444 ....... 39,510          X X X
---------------------------------------------------------------------------------
 12. TOTALS      .............. ......   6,894 ...... 319,159          X X X
---------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                Direct and      Ceded
               Assumed        Ceded         Assumed        Ceded        Assumed        Ceded      Assumed
----------------------------------------------------------------------------------------------------------------------------
  1. Prior  ........ 302 .......... 160 ........... 17 .......... 13 ........... 30 ........ 16 ......... 21 ......... 12
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. ........... 65 .......... 14 .............. ........... ............ ............
  4. 1988   ........ 132 ........... 23 .......... 360 .......... 60 .............. ........... .......... 3 ............
  5. 1989   ...... 1,053 .......... 152 ........ 2,205 ......... 505 .............. ........... .......... 8 .......... 1
  6. 1990   ...... 1,059 .......... 418 ........ 3,224 ......... 505 .............. ........... ......... 15 .......... 2
  7. 1991   ...... 1,834 ........ 1,194 ........ 3,844 ......... 749 .............. ........... ......... 22 .......... 3
  8. 1992   ...... 1,667 .......... 477 ........ 2,992 ......... 796 ............ 8 ......... 5 ......... 63 .......... 8
  9. 1993   ...... 2,255 .......... 569 ........ 3,531 ......... 784 ........... 47 ........ 14 ........ 106 ......... 14
 10. 1994   ...... 8,923 ........ 6,101 ........ 6,688 ....... 1,608 .......... 207 ........ 69 ........ 401 ........ 106
 11. 1995   ..... 14,846 ........ 3,458 ....... 32,694 ....... 9,468 .......... 327 ....... 191 ........ 727 ........ 326
----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ..... 32,071 ....... 12,552 ....... 55,620 ...... 14,502 .......... 619 ....... 295 ...... 1,366 ........ 472
----------------------------------------------------------------------------------------------------------------------------

=========================================================================
                     (21)          (22)         (23)            (24)

                 Salvage and     Unallocated   Total Net       Number of
                 Subrogation       Loss       Losses and       Claims
                 Anticipated     Expenses      Expenses      Outstanding
                                  Unpaid        Unpaid       - Direct &
                                                               Assumed
-------------------------------------------------------------------------
  1. Prior     .............. .......... 60 ........ 229        X X X
  2. 1986      .............. ............. ............        X X X
  3. 1987      .............. ............. ......... 51        X X X
  4. 1988      .............. ........... 3 ........ 415        X X X
  5. 1989      .............. .......... 20 ...... 2,628        X X X
  6. 1990      .............. .......... 26 ...... 3,399        X X X
  7. 1991      .............. .......... 32 ...... 3,786        X X X
  8. 1992      .............. .......... 32 ...... 3,476        X X X
  9. 1993      .............. .......... 51 ...... 4,609        X X X
 10. 1994      .............. .......... 81 ...... 8,416        X X X
 11. 1995      .............. ......... 260 ..... 35,411        X X X
-------------------------------------------------------------------------
 12. TOTALS    .............. ......... 565 ..... 62,420        X X X
-------------------------------------------------------------------------

====================================================================================================================================

              TOTAL LOSSES AND LOSS EXPENSES INCURRED              LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR TIME
                                                                      (Incurred/Premiums Earned)                  VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
               Assumed                                      Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   ....... 10,059 ............. ........ 10,059 ........ 51.5 ............... ........ 51.5 ............... ...............
  3. 1987   ....... 13,121 ......... 253 ........ 12,868 ........ 63.9 ......... 154.3 ........ 63.2 ............... ...............
  4. 1988   ....... 21,694 ......... 236 ........ 21,458 ........ 61.8 .......... 13.1 ........ 64.5 ............... ...............
  5. 1989   ....... 31,244 ....... 1,010 ........ 30,234 ........ 58.5 .......... 25.5 ........ 61.2 ............... ...............
  6. 1990   ....... 32,483 ....... 1,366 ........ 31,117 ........ 62.1 .......... 40.0 ........ 63.7 ............... ...............
  7. 1991   ....... 35,004 ....... 3,952 ........ 31,052 ........ 75.0 .......... 99.1 ........ 72.8 ............... ...............
  8. 1992   ....... 47,406 ....... 2,585 ........ 44,821 ........ 75.1 .......... 75.5 ........ 75.0 ............... ...............
  9. 1993   ....... 69,586 ...... 10,845 ........ 58,741 ........ 68.2 .......... 57.6 ........ 70.6 ............... ...............
 10. 1994   ....... 88,043 ...... 21,980 ........ 66,063 ........ 73.6 .......... 83.4 ........ 70.8 ............... ...............
 11. 1995   ....... 96,815 ...... 21,892 ........ 74,923 ........ 64.1 .......... 60.9 ........ 65.2 ............... ...............
------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
----------------------------------------------------------
  1. Prior       X X X      ........ 146 ............ 83
  2. 1986   ............... ............ ...............
  3. 1987   ............... ......... 51 ...............
  4. 1988   ............... ........ 409 ............. 6
  5. 1989   ............... ...... 2,601 ............ 27
  6. 1990   ............... ...... 3,360 ............ 39
  7. 1991   ............... ...... 3,735 ............ 51
  8. 1992   ............... ...... 3,386 ............ 90
  9. 1993   ......... 100.0 ...... 4,433 ........... 176
 10. 1994   ......... 100.0 ...... 7,902 ........... 514
 11. 1995   ......... 100.0 ..... 34,614 ........... 797
----------------------------------------------------------
 12. TOTALS      X X X      ..... 60,637 ......... 1,783
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                         SCHEDULE P - PART 2 - SUMMARY

====================================================================================================================================
      (1)                                   INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)
               ---------------------------------------------------------------------------------------------------------------------
 Years in Which       (2)          (3)          (4)          (5)          (6)          (7)
 Years in Which       (2)          (3)          (4)          (5)          (6)          (7)          (8)          (9)         (10)
  Losses Were
   Incurred          1986         1987         1988         1989         1990         1991         1992         1993         1994

------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ..... ..... 11,126 ..... 11,899 ..... 12,751 ..... 13,603 ..... 14,885 ..... 14,393 ..... 13,533 ..... 13,711 .... 13,681

  2. 1986 ...... ...... 9,364 ...... 9,834 ...... 9,743 ...... 9,739 ...... 9,739 ...... 9,782 ...... 9,781 ...... 9,781 ..... 9,781

  3. 1987 ......     X X X    ..... 11,687 ..... 12,301 ..... 12,479 ..... 12,634 ..... 12,526 ..... 12,545 ..... 12,545 .... 12,543

  4. 1988 ......     X X X        X X X    ..... 22,467 ..... 21,172 ..... 21,036 ..... 21,191 ..... 21,618 ..... 21,192 .... 21,082

  5. 1989 ......     X X X        X X X        X X X    ..... 32,695 ..... 32,811 ..... 32,088 ..... 32,030 ..... 31,066 .... 29,906

  6. 1990 ......     X X X        X X X        X X X        X X X    ..... 34,501 ..... 32,306 ..... 30,908 ..... 30,866 .... 30,523

  7. 1991 ......     X X X        X X X        X X X        X X X        X X X    ..... 28,632 ..... 30,438 ..... 30,263 .... 31,188

  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X    ..... 41,012 ..... 43,511 .... 43,992

  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ..... 55,496 .... 57,240

 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X    .... 61,474

 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X       X X X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

===========================================================
      (1)                              DEVELOPMENT
-----------------------------------------------------------
 Years in Which       (11)         (12)          (13)
  Losses Were
   Incurred           1995       One Year      Two Year
-----------------------------------------------------------
  1. Prior ..... ..... 13,677 ......... (4) ......... (34)

  2. 1986 ...... ...... 9,781 ............. ..............

  3. 1987 ...... ..... 12,543 ............. .......... (2)

  4. 1988 ...... ..... 20,780 ....... (302) ........ (412)

  5. 1989 ...... ..... 29,598 ....... (308) ...... (1,468)

  6. 1990 ...... ..... 30,450 ........ (73) ........ (416)

  7. 1991 ...... ..... 30,150 ..... (1,038) ........ (113)

  8. 1992 ...... ..... 43,768 ....... (224) ......... 257

  9. 1993 ...... ..... 57,711 ........ 471  ....... 2,215

 10. 1994 ...... ..... 64,937 ...... 3,463       X X X

 11. 1995 ...... ..... 74,219     X X X          X X X
-----------------------------------------------------------

                 12.  TOTALS  ...... 1,985 ........... 27

-----------------------------------------------------------


                         SCHEDULE P - PART 3 - SUMMARY

====================================================================================================================================
      (1)                            CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
               ---------------------------------------------------------------------------------------------------------------------
 Years in Which      (2)          (3)          (4)          (5)          (6)          (7)          (8)          (9)         (10)
  Losses Were
   Incurred        1986         1987         1988         1989         1990         1991         1992         1993         1994

------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....     0 0 0    ..... 10,530 ..... 10,945 ..... 11,154 ..... 12,151 ..... 13,286 ..... 13,385 ..... 13,470 .... 13,498

  2. 1986 ...... ...... 9,503 ...... 9,646 ...... 9,742 ...... 9,738 ...... 9,738 ...... 9,782 ...... 9,782 ...... 9,782 ..... 9,782

  3. 1987 ......     X X X    ..... 11,491 ..... 11,945 ..... 12,201 ..... 12,437 ..... 12,476 ..... 12,491 ..... 12,490 .... 12,490

  4. 1988 ......     X X X        X X X    ..... 14,946 ..... 16,785 ..... 17,700 ..... 19,114 ..... 19,465 ..... 19,463 .... 19,898

  5. 1989 ......     X X X        X X X        X X X    ..... 20,643 ..... 23,434 ..... 24,088 ..... 26,075 ..... 26,512 .... 26,699

  6. 1990 ......     X X X        X X X        X X X        X X X    ..... 13,988 ..... 23,714 ..... 24,311 ..... 25,953 .... 26,366

  7. 1991 ......     X X X        X X X        X X X        X X X        X X X    ..... 12,036 ..... 22,686 ..... 23,444 .... 24,309

  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X    ..... 18,672 ..... 37,242 .... 38,911

  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ..... 29,285 .... 50,828

 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X    .... 32,891

 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X       X X X
------------------------------------------------------------------------------------------------------------------------------------

=================================================================
      (1)                             (12)            (13)
                --------------
 Years in Which      (11)           Number of       Number of
  Losses Were                        Claims        Claims Closed
   Incurred          1995          Closed With       Without
                                  Loss Payment     Loss Payment
-----------------------------------------------------------------
  1. Prior ..... ..... 13,510        X X X            X X X

  2. 1986 ...... ...... 9,782        X X X            X X X

  3. 1987 ...... ..... 12,490        X X X            X X X

  4. 1988 ...... ..... 20,368        X X X            X X X

  5. 1989 ...... ..... 26,988        X X X            X X X

  6. 1990 ...... ..... 27,078        X X X            X X X

  7. 1991 ...... ..... 26,396        X X X            X X X

  8. 1992 ...... ..... 40,324        X X X            X X X

  9. 1993 ...... ..... 53,156        X X X            X X X

 10. 1994 ...... ..... 56,605        X X X            X X X

 11. 1995 ...... ..... 39,067        X X X            X X X
-----------------------------------------------------------------


                         SCHEDULE P - PART 4 - SUMMARY

====================================================================================================================================
      (1)             BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
               ---------------------------------------------------------------------------------------------------------------------
 Years in Which       (2)          (3)          (4)          (5)          (6)          (7)          (8)          (9)         (10)
  Losses Were
   Incurred         1986         1987         1988         1989         1990         1991         1992         1993         1994

------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ..... ........ 671 ...... 1,554 ...... 1,090 ........ 898 ........ 788 ........ 741 ......... 31 ......... 23 ........ 23

  2. 1986 ...... ...... 1,881 ........ 189 ............ ............ ............ ............ ............ ............ ...........

  3. 1987 ......     X X X    ...... 5,453 ........ 654 ........ 292 ........ 165 ......... 50 ......... 53 ......... 51 ........ 51

  4. 1988 ......     X X X        X X X    ..... 13,034 ...... 3,152 ...... 2,740 ...... 1,209 ........ 697 ........ 845 ....... 590

  5. 1989 ......     X X X        X X X        X X X    ..... 12,994 ...... 7,879 ...... 6,541 ...... 4,747 ...... 3,910 ..... 2,259

  6. 1990 ......     X X X        X X X        X X X        X X X    ..... 13,382 ...... 6,966 ...... 5,283 ...... 3,996 ..... 3,335

  7. 1991 ......     X X X        X X X        X X X        X X X        X X X    ...... 6,125 ...... 4,939 ...... 4,342 ..... 4,182

  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X    ..... 12,642 ...... 4,079 ..... 3,005

  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ..... 15,812 ..... 4,043

 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X    .... 15,821

 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X       X X X
------------------------------------------------------------------------------------------------------------------------------------

=================================
      (1)
                 ----------------
 Years in Which         (11)
  Losses Were
   Incurred             1995
---------------------------------
  1. Prior ..... ............ 15

  2. 1986 ...... ...............

  3. 1987 ...... ............ 51

  4. 1988 ...... ........... 303

  5. 1989 ...... ......... 1,707

  6. 1990 ...... ......... 2,732

  7. 1991 ...... ......... 3,114

  8. 1992 ...... ......... 2,251

  9. 1993 ...... ......... 2,839

 10. 1994 ...... ......... 5,375

 11. 1995 ...... ........ 23,627
---------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which        (2)            (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  ---------------------------------------------------------------
Were Earned   Direct and      Ceded            Net            (5)           (6)            (7)           (8)
and Losses      Assumed                  (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                 Assumed        Ceded          Assumed       Ceded
-------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............ 63 ........ 45 ............. 18 ........... 152 ......... 110 .......... 11 ........... 8
 11. 1995  ........... 571 ....... 335 ............ 236 ........... 452 ......... 309 .......... 49 .......... 34
-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ........... 604 ......... 419 .......... 60 .......... 42
-------------------------------------------------------------------------------------------------------------------------

======================================================================================
    (1)                                                               (12)
  Years in  -----------------------------------------------------
   Which                (9)             (10)          (11)         Number of
  Premiums                                           Total          Claims
Were Earned         Salvage and     Unallocated     Net Paid      Reported -
 and Losses         Subrogation     Loss Expense  (Cols. 5 - 6    Direct and
 Were Incur.         Received         Payments    + 7 - 8 + 10)     Assumed
--------------------------------------------------------------------------------------
  1. Prior         .............. .............. ..............      X X X
  2. 1986          .............. .............. .............. ..............
  3. 1987          .............. .............. .............. ..............
  4. 1988          .............. .............. .............. ..............
  5. 1989          .............. .............. .............. ..............
  6. 1990          .............. .............. .............. ..............
  7. 1991          .............. .............. .............. ..............
  8. 1992          .............. .............. .............. ..............
  9. 1993          .............. .............. .............. ..............
 10. 1994          .............. ............ 6 ........... 51 ........... 14
 11. 1995          .............. ........... 16 .......... 174 .......... 134
--------------------------------------------------------------------------------------
 12. TOTALS        .............. ........... 22 .......... 225      X X X
--------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                Direct and
                Assumed       Ceded          Assumed       Ceded         Assumed       Ceded       Assumed       Ceded
----------------------------------------------------------------------------------------------------------------------------
  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. ............. .............. ........... ............ ............
  4. 1988   ............ .............. .............. ............. .............. ........... ............ ............
  5. 1989   ............ .............. .............. ............. .............. ........... ............ ............
  6. 1990   ............ .............. .............. ............. .............. ........... ............ ............
  7. 1991   ............ .............. .............. ............. .............. ........... ............ ............
  8. 1992   ............ .............. .............. ............. .............. ........... ............ ............
  9. 1993   ............ .............. .............. ............. .............. ........... ............ ............
 10. 1994   ............ .............. ........... 15 .......... 10 .............. ........... .......... 1 .......... 1
 11. 1995   ........ 146 ........... 95 .......... 100 .......... 59 ........... 15 ........ 10 .......... 9 .......... 7
----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ........ 146 ........... 95 .......... 115 .......... 69 ........... 15 ........ 10 ......... 10 .......... 8
----------------------------------------------------------------------------------------------------------------------------

==========================================================================
                     (21)          (22)         (23)          (24)

                 Salvage and    Unallocated   Total Net     Number of
                 Subrogation       Loss       Losses and     Claims
                 Anticipated     Expenses      Expenses    Outstanding -
                                  Unpaid        Unpaid      Direct and
                                                             Assumed
--------------------------------------------------------------------------
  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. .......... 5 ..............
 11. 1995      .............. ............. ......... 99 ........... 10
--------------------------------------------------------------------------
 12. TOTALS    .............. ............. ........ 104 ........... 10
--------------------------------------------------------------------------

====================================================================================================================================
                        TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR TIME
                          EXPENSES INCURRED                   (Incurred/Premiums Earned)                  VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
                Assumed                                     Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .......... 185 ......... 129 ............ 56 ....... 293.7 ......... 286.7 ....... 311.1 ............... ...............
 11. 1995   .......... 790 ......... 517 ........... 273 ....... 138.4 ......... 154.3 ....... 115.7 ............... ...............
------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
----------------------------------------------------------
  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ......... 100.0 .......... 5 ...............
 11. 1995   ......... 100.0 ......... 92 ............. 7
----------------------------------------------------------
 12. TOTALS      X X X      ......... 97 ............. 7
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             SCHEDULE P - PART 1B
                   PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                ($000 Omitted)


==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which        (2)            (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  --------------------------------------------------------------
Were Earned   Direct and      Ceded            Net            (5)           (6)            (7)           (8)
and Losses      Assumed                  (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                 Assumed        Ceded          Assumed       Ceded
-------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ............... ........... ................ ............... ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ............... ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------

=====================================================================================
    (1)                                                              (12)
  Years in  ----------------------------------------------------
   Which                (9)             (10)          (11)         Number of
  Premiums                                           Total          Claims
Were Earned         Salvage and     Unallocated     Net Paid      Reported -
 and Losses         Subrogation     Less Expense  (Cols. 5 - 6    Direct and
 Were Incur.         Received         Payments    + 7 - 8 + 10)     Assumed
-------------------------------------------------------------------------------------
  1. Prior      .............. .............. ..............      X X X
  2. 1986       .............. .............. .............. ..............
  3. 1987       .............. .............. .............. ..............
  4. 1988       .............. .............. .............. ..............
  5. 1989       .............. .............. .............. ..............
  6. 1990       .............. .............. .............. ..............
  7. 1991       .............. .............. .............. ..............
  8. 1992       .............. .............. .............. ..............
  9. 1993       .............. .............. .............. ..............
 10. 1994       .............. .............. .............. ..............
 11. 1995       .............. .............. .............. ..............
-------------------------------------------------------------------------------------
 12. TOTALS     .............. .............. ..............      X X X
-------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                Direct and
                Assumed       Ceded          Assumed       Ceded         Assumed       Ceded       Assumed        Ceded
----------------------------------------------------------------------------------------------------------------------------
  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. .
  4. 1988   ............ .............. .............. .
  5. 1989   ............ .............. .............. .
  6. 1990   ............ .............. .............. .      N                 O                   N                   E
  7. 1991   ............ .............. .............. .
  8. 1992   ............ .............. .............. .
  9. 1993   ............ .............. .............. .
 10. 1994   ............ .............. .............. .
 11. 1995   ............ .............. .............. .
----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ............ .............. .............. ............. .............. ........... ............ ............
----------------------------------------------------------------------------------------------------------------------------

=====================================================================================
                     (21)          (22)         (23)          (24)

                 Salvage and    Unallocated   Total Net     Number of
                 Subrogation       Loss       Losses and     Claims
                 Anticipated     Expenses      Expenses    Outstanding
                                  Unpaid        Unpaid      Direct and
                                                              Assumed
-------------------------------------------------------------------------------------
  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. ............ ..............
-------------------------------------------------------------------------------------
 12. TOTALS    .............. ............. ............ ..............
-------------------------------------------------------------------------------------

====================================================================================================================================
                          TOTAL LOSSES AND LOSS                   LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR TIME
                            EXPENSES INCURRED                        (Incurred/Premiums Earned)                  VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
                Assumed                                     Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   .............. ............. ............... ............. ............... ............. ............... ...............
------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

===========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
-----------------------------------------------------------
  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ............... ............ ...............
----------------------------------------------------------
 12. TOTALS      X X X      ............ ...............
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             SCHEDULE P - PART 1C
                    COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which        (2)            (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                 ----------------------------------------------------------------
Were Earned   Direct and                      Net             (5)            (6)           (7)          (8)
and Losses      Assumed       Ceded      (Cols. 2 - 3)    Direct and                   Direct and
Were Incur.                                                 Assumed         Ceded        Assumed        Ceded
--------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ........... 189 ........ 25 ............ 164 ............ 34 ........... 4 ............. .............

--------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ............ 34 ........... 4 ............. ............
--------------------------------------------------------------------------------------------------------------------------

=============================================================================
    (1)
  Years in        -------------------------------------------      (12)
   Which              (9)             (10)          (11)         Number of
  Premiums                                          Total        Claims
Were Earned       Salvage and      Unallocated     Net Paid     Reported -
 and Losses       Subrogation     Loss Expense  (Cols. 5 - 6     Direct and
 Were Incur.       Received         Payments    + 7 - 8 + 10)    Assumed
-----------------------------------------------------------------------------

  1. Prior       .............. .............. ..............      X X X
  2. 1986        .............. .............. .............. ..............
  3. 1987        .............. .............. .............. ..............
  4. 1988        .............. .............. .............. ..............
  5. 1989        .............. .............. .............. ..............
  6. 1990        .............. .............. .............. ..............
  7. 1991        .............. .............. .............. ..............
  8. 1992        .............. .............. .............. ..............
  9. 1993        .............. .............. .............. ..............
 10. 1994        .............. .............. .............. ..............
 11. 1995        .............. ........... 12 ........... 42 ........... 53

-----------------------------------------------------------------------------
 12. TOTALS      .............. ........... 12 ........... 42      X X X
-----------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                 ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)         (14)            (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                 Direct and
               Assumed       Ceded          Assumed        Ceded         Assumed        Ceded      Assumed       Ceded
----------------------------------------------------------------------------------------------------------------------------

  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. ............. .............. ........... ............ ............
  4. 1988   ............ .............. .............. ............. .............. ........... ............ ............
  5. 1989   ............ .............. .............. ............. .............. ........... ............ ............
  6. 1990   ............ .............. .............. ............. .............. ........... ............ ............
  7. 1991   ............ .............. .............. ............. .............. ........... ............ ............
  8. 1992   ............ .............. .............. ............. .............. ........... ............ ............
  9. 1993   ............ .............. .............. ............. .............. ........... ............ ............
 10. 1994   ............ .............. .............. ............. .............. ........... ............ ............
 11. 1995   ......... 90 ........... 12 ........... 31 ........... 4 .............. ........... ............ ............

----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ......... 90 ........... 12 ........... 31 ........... 4 .............. ........... ............ ............
----------------------------------------------------------------------------------------------------------------------------

==========================================================================
                     (21)          (22)         (23)          (24)

                 Salvage and     Unallocated  Total Net     Number of
                 Subrogation        Loss      Losses and     Claims
                 Anticipated      Expenses     Expenses    Outstanding -
                                   Unpaid       Unpaid     Direct and
                                                             Assumed
--------------------------------------------------------------------------
  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. ........ 105 ........... 34

--------------------------------------------------------------------------
 12. TOTALS    .............. ............. ........ 105 ........... 34
--------------------------------------------------------------------------

====================================================================================================================================
                      TOTAL LOSSES AND LOSS                 LOSS AND LOSS EXPENSE PERCENTAGE                 DISCOUNT FOR
                        EXPENSES INCURRED                      (Incurred/Premiums Earned)                 TIME VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)            (32)

              Direct and       Ceded           Net        Direct and        Ceded           Net           Loss            Loss
                Assumed                                     Assumed                                                      Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   .......... 167 .......... 20 ........... 147 ........ 88.4 .......... 80.0 ........ 89.6 ............... ...............

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------


==========================================================
                  (33)             NET BALANCE SHEET
                                RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
----------------------------------------------------------

  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ......... 100.0 ........ 105 ...............

----------------------------------------------------------
 12. TOTALS      X X X      ........ 105 ...............
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which        (2)            (3)           (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  --------------------------------------------------------------
Were Earned   Direct and                     Net              (5)            (6)            (7)          (8)
and Losses      Assumed       Ceded      (Cols. 2 - 3)     Direct and                   Direct and
Were Incur.                                                  Assumed        Ceded         Assumed       Ceded
-------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ............. 6 ......... 1 .............. 5 ............. 1 ............. ............. .............

-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ............. 1 ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------

======================================================================================
    (1)                                                               (12)
  Years in  -----------------------------------------------------
   Which                (9)             (10)         (11)          Number of
  Premiums                                           Total          Claims
Were Earned         Salvage and    Unallocated      Net Paid       Reported -
 and Losses         Subrogation    Loss Expense  (Cols. 5 - 6     Direct and
 Were Incur.         Received        Payments    + 7 - 8 + 10)      Assumed
------------------------------------------------------------------------------------
  1. Prior         .............. .............. ..............      X X X
  2. 1986          .............. .............. .............. ..............
  3. 1987          .............. .............. .............. ..............
  4. 1988          .............. .............. .............. ..............
  5. 1989          .............. .............. .............. ..............
  6. 1990          .............. .............. .............. ..............
  7. 1991          .............. .............. .............. ..............
  8. 1992          .............. .............. .............. ..............
  9. 1993          .............. .............. .............. ..............
 10. 1994          .............. .............. .............. ..............
 11. 1995          .............. .............. ............ 1 ............ 4

------------------------------------------------------------------------------------
 12. TOTALS        .............. .............. ............ 1      X X X
------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
             Direct and                   Direct and                  Direct and                Direct and
               Assumed       Ceded          Assumed       Ceded         Assumed       Ceded       Assumed        Ceded
----------------------------------------------------------------------------------------------------------------------------
  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. ............. .............. ........... ............ ............
  4. 1988   ............ .............. .............. ............. .............. ........... ............ ............
  5. 1989   ............ .............. .............. ............. .............. ........... ............ ............
  6. 1990   ............ .............. .............. ............. .............. ........... ............ ............
  7. 1991   ............ .............. .............. ............. .............. ........... ............ ............
  8. 1992   ............ .............. .............. ............. .............. ........... ............ ............
  9. 1993   ............ .............. .............. ............. .............. ........... ............ ............
 10. 1994   ............ .............. .............. ............. .............. ........... ............ ............
 11. 1995   .......... 1 .............. ............ 1 ............. .............. ........... ............ ............

----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS .......... 1 .............. ............ 1 ............. .............. ........... ............ ............
----------------------------------------------------------------------------------------------------------------------------

==========================================================================
                     (21)          (22)         (23)          (24)

                 Salvage and    Unallocated   Total Net     Number of
                 Subrogation      Loss       Losses and     Claims
                 Anticipated    Expenses      Expenses    Outstanding -
                                 Unpaid        Unpaid      Direct and
                                                             Assumed
--------------------------------------------------------------------------
  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. .......... 2 ............ 3

--------------------------------------------------------------------------
 12. TOTALS    .............. ............. .......... 2 ............ 3
--------------------------------------------------------------------------

====================================================================================================================================
              TOTAL LOSSES AND LOSS               LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR
                EXPENSES INCURRED                    (Incurred/Premiums Earned)              TIME VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
                Assumed                                     Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   ............ 3 ............. ............. 3 ........ 50.0 ............... ........ 60.0 ............... ...............

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling         (34)          (35)
             Participation
              Percentage       Losses     Loss Expenses
                               Unpaid        Unpaid
----------------------------------------------------------
  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ......... 100.0 .......... 2 ...............

----------------------------------------------------------
 12. TOTALS      X X X      .......... 2 ...............
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

               SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which        (2)            (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  ---------------------------------------------------------------
Were Earned   Direct and                       Net            (5)           (6)             (7)          (8)
and Losses      Assumed       Ceded       (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                  Assumed       Ceded           Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ........... 131 ........ 87 ............. 44 ............ 35 .......... 20 ........... 9 ........... 8
  9. 1993  ......... 1,639 ..... 1,209 ............ 430 ........... 496 ......... 361 ......... 179 ......... 124
 10. 1994  ......... 3,792 ..... 2,898 ............ 894 ......... 1,801 ....... 1,367 ......... 415 ......... 319
 11. 1995  ......... 6,766 ..... 4,790 .......... 1,976 ........... 939 ......... 555 ......... 143 .......... 96

-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ......... 3,271 ....... 2,303 ......... 746 ......... 547
-------------------------------------------------------------------------------------------------------------------------

============================================================================
    (1)
  Years in  ------------------------------------------------     (12)
   Which            (9)             (10)          (11)         Number of
  Premiums                                        Total         Claims
Were Earned     Salvage and     Unallocated     Net Paid      Reported -
 and Losses     Subrogation    Loss Expense  (Cols. 5 - 6    Direct and
 Were Incur.      Received       Payments    + 7 - 8 + 10)     Assumed
----------------------------------------------------------------------------

  1. Prior      .............. ............ 1 ............ 1      X X X
  2. 1986       .............. .............. .............. ..............
  3. 1987       .............. .............. .............. ..............
  4. 1988       .............. .............. .............. ..............
  5. 1989       .............. .............. .............. ..............
  6. 1990       .............. .............. .............. ..............
  7. 1991       .............. .............. .............. ..............
  8. 1992       .............. ........... 19 ........... 35 ............ 5
  9. 1993       .............. ........... 53 .......... 243 ........... 60
 10. 1994       .............. ........... 64 .......... 594 .......... 134
 11. 1995       .............. ........... 21 .......... 452 .......... 153

----------------------------------------------------------------------------
 12. TOTALS     .............. .......... 158 ........ 1,325      X X X
----------------------------------------------------------------------------

==========================================================================================================================
                                   LOSSES UNPAID                                 ALLOCATED LOSS EXPENSES UNPAID
            --------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            --------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                Direct and
                Assumed        Ceded         Assumed        Ceded        Assumed        Ceded      Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------

  1. Prior  .......... 6 ............ 3 ............ 7 ........... 4 .............. ........... .......... 9 .......... 6
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. ............. .............. ........... ............ ............
  4. 1988   ............ .............. .............. ............. .............. ........... ............ ............
  5. 1989   ............ .............. .............. ............. .............. ........... ............ ............
  6. 1990   ............ .............. .............. ............. .............. ........... ............ ............
  7. 1991   ............ .............. .............. ............. .............. ........... ............ ............
  8. 1992   ......... 32 ........... 22 .............. ............. ............ 7 ......... 5 ............ ............
  9. 1993   ......... 81 ........... 55 .............. ............. ........... 15 ........ 10 ............ ............
 10. 1994   ........ 317 .......... 249 .......... 729 ......... 589 ........... 50 ........ 40 ......... 75 ......... 59
 11. 1995   ...... 1,001 .......... 704 ........ 1,972 ....... 1,548 .......... 138 ........ 97 ........ 205 ........ 158

--------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ...... 1,437 ........ 1,033 ........ 2,708 ....... 2,141 .......... 210 ....... 152 ........ 289 ........ 223
--------------------------------------------------------------------------------------------------------------------------

==========================================================================
                     (21)            (22)         (23)          (24)

                 Salvage and      Unallocated   Total Net     Number of
                 Subrogation         Loss       Losses and     Claims
                 Anticipated       Expenses      Expenses    Outstanding -
                                    Unpaid        Unpaid      Direct and
                                                                Assumed
--------------------------------------------------------------------------

  1. Prior     .............. .......... 20 ......... 29 ............ 1
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ......... 12 ............ 1
  9. 1993      .............. ............. ......... 31 ............ 3
 10. 1994      .............. ............. ........ 234 ........... 22
 11. 1995      .............. ............. ........ 809 ........... 64

--------------------------------------------------------------------------
 12. TOTALS    .............. .......... 20 ...... 1,115 ........... 91
--------------------------------------------------------------------------

====================================================================================================================================
                       TOTAL LOSSES AND LOSS                    LOSS AND LOSS EXPENSE PERCENTAGE             DISCOUNT FOR
                         EXPENSES INCURRED                         (Incurred/Premiums Earned)             TIME VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
                Assumed                                     Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .......... 102 .......... 55 ............ 47 ........ 77.9 .......... 63.2 ....... 106.8 ............... ...............
  9. 1993   .......... 824 ......... 550 ........... 274 ........ 50.3 .......... 45.5 ........ 63.7 ............... ...............
 10. 1994   ........ 3,450 ....... 2,623 ........... 827 ........ 91.0 .......... 90.5 ........ 92.5 ............... ...............
 11. 1995   ........ 4,420 ....... 3,158 ......... 1,262 ........ 65.3 .......... 65.9 ........ 63.9 ............... ...............

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company  ------------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
----------------------------------------------------------

  1. Prior       X X X      .......... 6 ............ 23
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ......... 10 ............. 2
  9. 1993   ......... 100.0 ......... 26 ............. 5
 10. 1994   ......... 100.0 ........ 208 ............ 26
 11. 1995   ......... 100.0 ........ 721 ............ 88

----------------------------------------------------------
 12. TOTALS      X X X      ........ 971 ........... 144
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1F - SECTION 1
                       MEDICAL MALPRACTICE - OCCURRENCE

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which         (2)           (3)           (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  --------------------------------------------------------------
Were Earned  Direct and                      Net              (5)            (6)           (7)           (8)
and Losses     Assumed        Ceded     (Cols. 2 - 3)     Direct and                   Direct and
Were Incur.                                                 Assumed         Ceded        Assumed        Ceded
-------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ............... ........... ................ ............... ............. ............. .............

-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ............... ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------

======================================================================================
    (1)                                                              (12)
  Years in  ------------------------------------------------------
   Which                (9)             (10)          (11)         Number of
  Premiums                                           Total          Claims
Were Earned          Salvage and   Unallocated     Net Paid      Reported -
 and Losses         Subrogation     Loss Expense  (Cols. 5 - 6    Direct and
 Were Incur          Received         Payments    + 7 - 8 + 10)     Assumed
------------------------------------------------------------------------------------
  1. Prior       .............. .............. ..............      X X X
  2. 1986        .............. .............. .............. ..............
  3. 1987        .............. .............. .............. ..............
  4. 1988        .............. .............. .............. ..............
  5. 1989        .............. .............. .............. ..............
  6. 1990        .............. .............. .............. ..............
  7. 1991        .............. .............. .............. ..............
  8. 1992        .............. .............. .............. ..............
  9. 1993        .............. .............. .............. ..............
 10. 1994        .............. .............. .............. ..............
 11. 1995        .............. .............. .............. ..............

------------------------------------------------------------------------------------
 12. TOTALS      .............. .............. ..............      X X X
------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                (13)          (14)           (15)           (16)          (17)          (18)        (19)         (20)
             Direct and                   Direct and                   Direct and                Direct and
              Assumed        Ceded         Assumed         Ceded         Assumed       Ceded       Assumed       Ceded
----------------------------------------------------------------------------------------------------------------------------

  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. .
  4. 1988   ............ .............. .............. .
  5. 1989   ............ .............. .............. .
  6. 1990   ............ .............. .............. . N                   O                   N                        E
  7. 1991   ............ .............. .............. .
  8. 1992   ............ .............. .............. .
  9. 1993   ............ .............. .............. .
 10. 1994   ............ .............. .............. .
 11. 1995   ............ .............. .............. .

----------------------------------------------------------------------------------------------------------------------------

 12. TOTALS ............ .............. .............. ............. .............. ........... ............ ............

----------------------------------------------------------------------------------------------------------------------------

==========================================================================
                    (21)          (22)          (23)          (24)

                Salvage and    Unallocated   Total Net     Number of
                Subrogation       Loss       Losses and      Claims
                Anticipated     Expenses      Expenses   Outstanding -
                                 Unpaid        Unpaid      Direct and
                                                            Assumed
--------------------------------------------------------------------------

  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. ............ ..............

--------------------------------------------------------------------------
 12. TOTALS    .............. ............. ............ ..............
--------------------------------------------------------------------------

====================================================================================================================================
              TOTAL LOSSES AND LOSS               LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR
                EXPENSES INCURRED                    (Incurred/Premiums Earned)              TIME VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)            (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss            Loss
                Assumed                                     Assumed                                                      Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X         X X X           X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   .............. ............. ............... ............. ............... ............. ............... ...............

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling         (34)          (35)
             Participation
              Percentage       Losses     Loss Expenses
                               Unpaid        Unpaid
----------------------------------------------------------
  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ............... ............ ...............

----------------------------------------------------------
 12. TOTALS      X X X      ............ ...............
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1F - SECTION 2
                       MEDICAL MALPRACTICE - CLAIMS-MADE

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
  Which         (2)           (3)           (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                ----------------------------------------------------------------
Were Earned   Direct and                    Net              (5)            (6)            (7)          (8)
and Losses      Assumed       Ceded      (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                 Assumed         Ceded         Assumed       Ceded
-------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ............... ........... ................ ............... ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X       ............... ............. ............. .............
-------------------------------------------------------------------------------------------------------------------------

======================================================================================
    (1)                                                               (12)
  Years in  --------------------------------------------------------------
   Which                (9)           (10)         (11)             Number of
  Premiums                                         Total             Claims
 Were Earned         Salvage      Unallocated    Net Paid           Reported -
 and Losses        Subrogation   Loss Expense  (Cols. 5 - 6         Direct and
 Were Incur.         Received      Payments    + 7 - 8 + 10)         Assumed
------------------------------------------------------------------------------------
  1. Prior       .............. .............. ..............          X X X
  2. 1986        .............. .............. ..............     ..............
  3. 1987        .............. .............. ..............     ..............
  4. 1988        .............. .............. ..............     ..............
  5. 1989        .............. .............. ..............     ..............
  6. 1990        .............. .............. ..............     ..............
  7. 1991        .............. .............. ..............     ..............
  8. 1992        .............. .............. ..............     ..............
  9. 1993        .............. .............. ..............     ..............
 10. 1994        .............. .............. ..............     ..............
 11. 1995        .............. .............. ..............     ..............
------------------------------------------------------------------------------------
 12. TOTALS      .............. .............. ..............          X X X
------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                (13)         (14)           (15)           (16)          (17)          (18)        (19)         (20)
             Direct and                   Direct and                   Direct and                Direct and
               Assumed       Ceded          Assumed        Ceded         Assumed       Ceded       Assumed       Ceded
----------------------------------------------------------------------------------------------------------------------------
  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. .
  4. 1988   ............ .............. .............. .
  5. 1989   ............ .............. .............. .
  6. 1990   ............ .............. .............. . N                    O                   N                        E
  7. 1991   ............ .............. .............. .
  8. 1992   ............ .............. .............. .
  9. 1993   ............ .............. .............. .
 10. 1994   ............ .............. .............. .
 11. 1995   ............ .............. .............. .
----------------------------------------------------------------------------------------------------------------------------
 12. TOTALS ............ .............. .............. ............. .............. ........... ............ ............
----------------------------------------------------------------------------------------------------------------------------

==========================================================================
                     (21)          (22)         (23)          (24)

                  Salvage and    Unallocated  Total Net    Number of
                 Subrogation       Loss      Losses and     Claims
                 Anticipated     Expenses     Expenses   Outstanding
                                  Unpaid       Unpaid      Direct and
                                                             Assumed
--------------------------------------------------------------------------
  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ...........  ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. ............ ..............
--------------------------------------------------------------------------
 12. TOTALS    .............. ............. ............ ..............
--------------------------------------------------------------------------

====================================================================================================================================
              TOTAL LOSSES AND LOSS               LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR TIME
                EXPENSES INCURRED                    (Incurred/Premiums Earned)                  VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and        Ceded           Net           Loss           Loss
                Assumed                                      Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   .............. ............. ............... ............. ............... ............. ............... ...............
------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
------------------------------------------------------------------------------------------------------------------------------------

==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage       Losses    Loss Expenses
                               Unpaid       Unpaid
----------------------------------------------------------
  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ............... ............ ...............
----------------------------------------------------------
 12. TOTALS      X X X      ............ ...............
----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                   SCHEDULE P - PART 1G - SPECIAL LIABILITY
                   (OCEAN, MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)

                                ($000 Omitted)

==========================================================================================================================
    (1)                   PREMIUMS EARNED                                                 LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ---------------------------------------------------------------------------------------------------------------
   Which         (2)           (3)             (4)               LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  --------------------------------------------------------------
Were Earned   Direct and                       Net            (5)           (6)            (7)           (8)
and Losses      Assumed       Ceded      (Cols. 2 - 3)    Direct and                    Direct and
Were Incur.                                                 Assumed        Ceded          Assumed       Ceded
-------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X         X X X         X X X       ............... ............. ............. .............
  2. 1986  ............... ........... ................ ............... ............. ............. .............
  3. 1987  ............... ........... ................ ............... ............. ............. .............
  4. 1988  ............... ........... ................ ............... ............. ............. .............
  5. 1989  ............... ........... ................ ............... ............. ............. .............
  6. 1990  ............... ........... ................ ............... ............. ............. .............
  7. 1991  ............... ........... ................ ............... ............. ............. .............
  8. 1992  ............... ........... ................ ............... ............. ............. .............
  9. 1993  ............... ........... ................ ............... ............. ............. .............
 10. 1994  ............... ........... ................ ............... ............. ............. .............
 11. 1995  ............... ........... ................ ............... ............. ............. .............

-------------------------------------------------------------------------------------------------------------------------

12. TOTALS     X X X         X X X         X X X       ............... ............. ............. .............

-------------------------------------------------------------------------------------------------------------------------

======================================================================================
    (1)                                                               (12)
  Years in  ----------------------------------------------------
   Which                (9)             (10)          (11)         Number of
  Premiums                                           Total          Claims
Were Earned         Salvage and      Unallocated     Net Paid      Reported -
 and Losses         Subrogation     Loss Expense  (Cols. 5 - 6    Direct and
 Were Incur.         Received         Payments    + 7 - 8 + 10)     Assumed
--------------------------------------------------------------------------------------

  1. Prior         .............. .............. ..............      X X X
  2. 1986          .............. .............. ..............      X X X
  3. 1987          .............. .............. ..............      X X X
  4. 1988          .............. .............. ..............      X X X
  5. 1989          .............. .............. ..............      X X X
  6. 1990          .............. .............. ..............      X X X
  7. 1991          .............. .............. ..............      X X X
  8. 1992          .............. .............. ..............      X X X
  9. 1993          .............. .............. ..............      X X X
 10. 1994          .............. .............. ..............      X X X
 11. 1995          .............. .............. ..............      X X X

------------------------------------------------------------------------------------

 12. TOTALS        .............. .............. ..............      X X X

------------------------------------------------------------------------------------

============================================================================================================================
                                   LOSSES UNPAID                                        ALLOCATED LOSS EXPENSES UNPAID
            ----------------------------------------------------------------------------------------------------------------
                     CASE BASIS                   BULK + IBNR                 CASE BASIS               BULK + IBNR
            ----------------------------------------------------------------------------------------------------------------
                 (13)          (14)           (15)          (16)          (17)          (18)        (19)         (20)
              Direct and                   Direct and                  Direct and                Direct and
                Assumed       Ceded          Assumed      Ceded          Assumed       Ceded       Assumed      Ceded
----------------------------------------------------------------------------------------------------------------------------

  1. Prior  ............ .............. .............. ............. .............. ........... ............ ............
  2. 1986   ............ .............. .............. ............. .............. ........... ............ ............
  3. 1987   ............ .............. .............. .
  4. 1988   ............ .............. .............. .
  5. 1989   ............ .............. .............. .
  6. 1990   ............ .............. .............. .
  7. 1991   ............ .............. .............. .              N             O              N              E
  8. 1992   ............ .............. .............. .
  9. 1993   ............ .............. .............. .
 10. 1994   ............ .............. .............. .
 11. 1995   ............ .............. .............. ............. .............. ........... ............ ............

----------------------------------------------------------------------------------------------------------------------------

12. TOTALS ............ .............. .............. ............. .............. ........... ............ ............

----------------------------------------------------------------------------------------------------------------------------
==========================================================================
                     (21)          (22)         (23)          (24)

                 Salvage and    Unallocated   Total Net     Number of
                 Subrogation       Loss       Losses and      Claims
                 Anticipated     Expenses     Expenses     Outstanding -
                                  Unpaid       Unpaid       Direct and
                                                             Assumed
--------------------------------------------------------------------------

  1. Prior     .............. ............. ............ ..............
  2. 1986      .............. ............. ............ ..............
  3. 1987      .............. ............. ............ ..............
  4. 1988      .............. ............. ............ ..............
  5. 1989      .............. ............. ............ ..............
  6. 1990      .............. ............. ............ ..............
  7. 1991      .............. ............. ............ ..............
  8. 1992      .............. ............. ............ ..............
  9. 1993      .............. ............. ............ ..............
 10. 1994      .............. ............. ............ ..............
 11. 1995      .............. ............. ............ ..............

--------------------------------------------------------------------------

 12. TOTALS    .............. ............. ............ ..............

--------------------------------------------------------------------------

====================================================================================================================================
              TOTAL LOSSES AND LOSS EXPENSES INCURRED              LOSS AND LOSS EXPENSE PERCENTAGE         DISCOUNT FOR TIME
                                                                      (Incurred/Premiums Earned)              VALUE OF MONEY
            ------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)           (27)          (28)           (29)           (30)           (31)           (32)

              Direct and       Ceded           Net        Direct and       Ceded            Net           Loss           Loss
               Assumed                                      Assumed                                                     Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............
  2. 1986   .............. ............. ............... ............. ............... ............. ............... ...............
  3. 1987   .............. ............. ............... ............. ............... ............. ............... ...............
  4. 1988   .............. ............. ............... ............. ............... ............. ............... ...............
  5. 1989   .............. ............. ............... ............. ............... ............. ............... ...............
  6. 1990   .............. ............. ............... ............. ............... ............. ............... ...............
  7. 1991   .............. ............. ............... ............. ............... ............. ............... ...............
  8. 1992   .............. ............. ............... ............. ............... ............. ............... ...............
  9. 1993   .............. ............. ............... ............. ............... ............. ............... ...............
 10. 1994   .............. ............. ............... ............. ............... ............. ............... ...............
 11. 1995   .............. ............. ............... ............. ............... ............. ............... ...............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X     ............... ...............

------------------------------------------------------------------------------------------------------------------------------------
==========================================================
                  (33)              NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company   -----------------------------
                Pooling          (34)          (35)
             Participation
              Percentage        Losses     Loss Expenses
                                Unpaid        Unpaid
----------------------------------------------------------

  1. Prior       X X X      ............ ...............
  2. 1986   ............... ............ ...............
  3. 1987   ............... ............ ...............
  4. 1988   ............... ............ ...............
  5. 1989   ............... ............ ...............
  6. 1990   ............... ............ ...............
  7. 1991   ............... ............ ...............
  8. 1992   ............... ............ ...............
  9. 1993   ............... ............ ...............
 10. 1994   ............... ............ ...............
 11. 1995   ............... ............ ...............

----------------------------------------------------------

 12. TOTALS      X X X      ............ ...............

----------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1H - SECTION 1
                         OTHER LIABILITY - OCCURRENCE

                                ($000 Omitted)

========================================================================================================================
    (1)                    PREMIUMS EARNED                                              LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -----------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             ------------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses      Assumed        Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
------------------------------------------------------------------------------------------------------------------------
  1. Prior     X X X           X X X        X X X     ............ 11  .......... 6  ............. 23  .......... 16
  2. 1986  ........... 203  ............ ...... 203  ........... 143  ............. ................. ..............
  3. 1987  ........... 194  ............ ...... 194  ............ 74  ............. ................. ..............
  4. 1988  ............ 25  ............ ....... 25  ................ ............. ................. ..............
  5. 1989  ................ ............ ........... ................ ............. ................. ..............
  6. 1990  ................ ............ ........... ................ ............. ................. ..............
  7. 1991  ................ ............ ........... ................ ............. ................. ..............
  8. 1992  ................ ............ ........... ................ ............. ................. ..............
  9. 1993  ................ ............ ........... ................ ............. ................. ..............
 10. 1994  ................ ............ ........... ................ ............. ................. ..............
 11. 1995  ..........1,848  .......1,449  ...... 399  ............. 4  .......... 3  ............. 12  ........... 9

------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     ........... 232  .......... 9  ............. 35  .......... 25

------------------------------------------------------------------------------------------------------------------------
================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    -------------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                         Total           Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)      Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............. 1 ............. 13       X X X
  2. 1986   ................ ............ 69 ............ 212 .......... 574
  3. 1987   ................ ............ 14 ............. 88 .......... 300
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ................ ..............
 11. 1995   ................ ............. 4 .............. 8 ........... 34

--------------------------------------------------------------------------------

 12. TOTALS ................ ............ 88 ............ 321       X X X

--------------------------------------------------------------------------------

===================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           ------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           ------------------------------------------------------------------------------------------------------------------------
                (13)             (14)        (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior ............ 296 ......... 158 ........ 10 .............. 9 .......... 29 .............. 16 ........... 12 ........... 6
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  ............ 190 ......... 149 ..... 1,084 ............ 852 .......... 44 .............. 34 .......... 110 .......... 85

-----------------------------------------------------------------------------------------------------------------------------------


 12. TOTALS............ 486 ......... 307 ..... 1,094 ............ 861 .......... 73 .............. 50 .......... 122 .......... 91

-----------------------------------------------------------------------------------------------------------------------------------
===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............ 40 ............ 198 ........... 13
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ................ ..............
 11. 1995   ................ ............... ............ 308 ........... 29

-------------------------------------------------------------------------------

 12. TOTALS ................ ............ 40 ............ 506 ........... 42

-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  ............ 212 ............. ....... 212 .......... 104.4 ............. ........... 104.4 .............. .............
  3. 1987  ............. 88 ............. ........ 88 ........... 45.4 ............. ............ 45.4 .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  .......... 1,448 ....... 1,132 ....... 316 ........... 78.4 ........ 78.1 ............ 79.2 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ........... 139 ............. 59
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   ................ ............... ................
 10. 1994   ................ ............... ................
 11. 1995   .......... 100.0 ........... 273 ............. 35

---------------------------------------------------------------

 12. TOTALS       X X X      ........... 412 ............. 94

---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1H - SECTION 2
                         OTHER LIABILITY - CLAIMS-MADE

                                ($000 Omitted)

==========================================================================================================================
    (1)                    PREMIUMS EARNED                                              LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             -------------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses      Assumed        Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X     ................ ............. ................. ..............
  2. 1986  ................ ............. ........... ................ ............. ................. ..............
  3. 1987  ................ ............. ........... ................ ............. ................. ..............
  4. 1988  ................ ............. ........... ................ ............. ................. ..............
  5. 1989  ................ ............. ........... ................ ............. ................. ..............
  6. 1990  ................ ............. ........... ................ ............. ................. ..............
  7. 1991  ................ ............. ........... ................ ............. ................. ..............
  8. 1992  ................ ............. ........... ................ ............. ................. ..............
  9. 1993  ................ ............. ........... ................ ............. ................. ..............
 10. 1994  ................ ............. ........... ................ ............. ................. ..............
 11. 1995  ................ ............. ........... ................ ............. ................. ..............

--------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     ................ ............. ................. ..............

--------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    -------------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total           Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)      Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ................ ..............
 11. 1995   ................ ............... ................ ..............

--------------------------------------------------------------------------------

 12. TOTALS ................ ............... ................       X X X

--------------------------------------------------------------------------------

====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           ------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ...........       NONE       ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  ................ ............. ........... ................ ............. ................. .............. .............

------------------------------------------------------------------------------------------------------------------------------------


 12. TOTALS................ ............. ........... ................ ............. ................. .............. .............

------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ .............NONE............... ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ................ ..............
 11. 1995   ................ ............... ................ ..............

--------------------------------------------------------------------------------

 12. TOTALS ................ ............... ................ ..............

--------------------------------------------------------------------------------


====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  ................ ............. ........... ................ ............. ................. .............. .............

------------------------------------------------------------------------------------------------------------------------------------


 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   ................ ............... ................
 10. 1994   ................ ............... ................
 11. 1995   ................ ............... ................

---------------------------------------------------------------

 12. TOTALS       X X X      ............... ................

---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

             SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY & THEFT)

                                ($000 Omitted)

================================================================================================================================
    (1)                    PREMIUMS EARNED                                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             --------------------------------------------------------------------------
Were Earned    Direct and     Ceded         Net              (5)             (6)              (7)            (8)
and Losses      Assumed                 (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X      ............. 2 ........... 1 ............... 1 ..............
  2. 1994   ........ 6,830 ........ 2,078 ...... 4,752 ......... 2,212 ....... 1,259 .............. 91 ........... 55
  3. 1995   ........ 6,251 ........ 2,053 ...... 4,198 ........... 998 ......... 411 ............. 112 ........... 33
--------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X        X X X      ......... 3,212 ....... 1,671 ............. 204 ........... 88
--------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                (12)
 Years in    ------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total          Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)      Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... .............. 2       X X X
  2. 1994   ................ ........... 120 .......... 1,109       X X X
  3. 1995   ................ ............ 16 ............ 682       X X X
--------------------------------------------------------------------------------
  4. TOTALS ................ ........... 136 .......... 1,793       X X X
--------------------------------------------------------------------------------


====================================================================================================================================
                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------
                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1994  ................ ............. ........ 71 ............. 46 ............. ................. ............ 8 ........... 5
  3. 1995  ............ 646 ......... 349 ....... 440 ............ 266 .......... 27 .............. 20 ........... 45 .......... 29
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS............ 646 ......... 349 ....... 511 ............ 312 .......... 27 .............. 20 ........... 53 .......... 34
------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1994   ................ ............... ............. 28 ........... 10
  3. 1995   ................ ............. 5 ............ 499 .......... 108
-------------------------------------------------------------------------------
  4. TOTALS ................ ............. 5 ............ 527 .......... 118
-------------------------------------------------------------------------------

====================================================================================================================================
                TOTAL LOSSES AND LOSS                       LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                  EXPENSES INCURRED                            (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1994  .......... 2,502 ........ 1,365 ...... 1,137 ....... 36.6 .......... 65.7 ............ 23.9 .............. .............
  3. 1995  .......... 2,288 ........ 1,108 ...... 1,180 ....... 36.6 .......... 54.0 ............ 28.1 .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1994   .......... 100.0 ............ 25 .............. 3
  3. 1995   .......... 100.0 ........... 471 ............. 28
---------------------------------------------------------------
  4. TOTALS       X X X      ........... 496 ............. 31
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

  SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                     EARTHQUAKE, GLASS, BURGLARY & THEFT)

                                ( 000 Omitted )

                (For inhouse use only - Do not submit to NAIC)

====================================================================================================================================
    (1)                    PREMIUMS EARNED                                              LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -----------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses       Assumed       Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                 Assumed         Ceded           Assumed         Ceded
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X     ................ ............. ................. ..............
  2. 1986  .......... 4,390 ............. ..... 4,390 .......... 1,067 ............. ................. ..............
  3. 1987  .......... 4,980 .......... 49 ..... 4,931 .......... 1,153 ............. ................. ..............
  4. 1988  .......... 5,146 .......... 45 ..... 5,101 .......... 1,249 ............. ................. ..............
  5. 1989  .......... 5,362 ......... 216 ..... 5,146 .......... 1,219 .......... 37 ............... 3 ............ 2
  6. 1990  .......... 5,579 ......... 525 ..... 5,054 .......... 1,193 .......... 62 ............... 6 ............ 5
  7. 1991  .......... 5,532 ......... 612 ..... 4,920 .......... 1,303 ......... 235 .............. 32 ........... 23
  8. 1992  .......... 5,379 ......... 729 ..... 4,650 .......... 2,021 ......... 292 .............. 24 ........... 19
  9. 1993  .......... 5,917 ....... 1,567 ..... 4,350 ............ 963 ......... 243 .............. 15 ........... 13
 10. 1994  .......... 6,830 ....... 2,078 ..... 4,752 .......... 2,212 ....... 1,259 .............. 91 ........... 55
 11. 1995  .......... 6,251 ....... 2,053 ..... 4,198 ............ 998 ......... 411 ............. 112 ........... 33

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     .......... 3,212 ....... 1,671 ............. 204 ........... 88

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    -------------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                         Total           Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)       Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1986   ................ ........... 163 .......... 1,230       X X X
  3. 1987   ................ ........... 119 .......... 1,272       X X X
  4. 1988   ................ ............ 47 .......... 1,296       X X X
  5. 1989   ................ ............ 54 .......... 1,237       X X X
  6. 1990   ................ ............ 35 .......... 1,167       X X X
  7. 1991   ................ ............ 41 .......... 1,118       X X X
  8. 1992   ................ ............ 95 .......... 1,829       X X X
  9. 1993   ................ ........... 107 .............829       X X X
 10. 1994   ................ ........... 120 .......... 1,109       X X X
 11. 1995   ................ ............ 16 ............ 682       X X X

--------------------------------------------------------------------------------

 12. TOTALS ................ ........... 136 .......... 1,793       X X X

--------------------------------------------------------------------------------

====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........ 71 ............. 46 ............. ................. ............ 8 ........... 5
 11. 1995  ............ 646 ......... 349 ....... 440 ............ 266 .......... 27 .............. 20 ........... 45 .......... 29

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS............ 646 ......... 349 ....... 511 ............ 312 .......... 27 .............. 20 ........... 53 .......... 34

------------------------------------------------------------------------------------------------------------------------------------
===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ............. 28 ........... 10
 11. 1995   ................ ............. 5 ............ 499 .......... 108

-------------------------------------------------------------------------------

 12. TOTALS ................ ............. 5 ............ 527 .......... 118

-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  .......... 1,230 ............. ..... 1,230 ........... 28.0 ............. ............ 28.0 .............. .............
  3. 1987  .......... 1,272 ............. ..... 1,272 ........... 25.5 ............. ............ 25.8 .............. .............
  4. 1988  .......... 1,296 ............. ..... 1,296 ........... 25.2 ............. ............ 25.4 .............. .............
  5. 1989  .......... 1,276 .......... 39 ..... 1,237 ........... 23.8 ........ 18.1 ............ 24.0 .............. .............
  6. 1990  .......... 1,234 .......... 67 ..... 1,167 ........... 22.1 ........ 12.8 ............ 23.1 .............. .............
  7. 1991  .......... 1,377 ......... 259 ..... 1,118 ........... 24.9 ........ 42.3 ............ 22.7 .............. .............
  8. 1992  .......... 2,133 ......... 304 ..... 1,829 ........... 39.7 ........ 41.7 ............ 39.3 .............. .............
  9. 1993  .......... 1,085 ......... 256 ....... 829 ........... 18.3 ........ 16.3 ............ 19.1 .............. .............
 10. 1994  .......... 2,502 ....... 1,365 ..... 1,137 ........... 36.6 ........ 65.7 ............ 23.9 .............. .............
 11. 1995  .......... 2,288 ....... 1,108 ..... 1,180 ........... 36.6 ........ 54.0 ............ 28.1 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   .......... 100.0 ............... ................
 10. 1994   .......... 100.0 ............ 25 .............. 3
 11. 1995   .......... 100.0 ........... 471 ............. 28

---------------------------------------------------------------

 12. TOTALS       X X X      ........... 496 ............. 31

---------------------------------------------------------------

                                      86B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                ($000 Omitted)

================================================================================================================================
    (1)                    PREMIUMS EARNED                                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             --------------------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses      Assumed        Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X      ............... ............. ................. ..............
  2. 1994   ........ 1,284 ......... 937  ........ 347 ......... 1,158 ......... 836 ............. 205 .......... 149
  3. 1995   ........ 2,471 ....... 1,672  ........ 799 ......... 1,445 ......... 973 ............. 244 .......... 170
--------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X        X X X      ......... 2,603 ....... 1,809 ............. 449 .......... 319
--------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                (12)
 Years in    ------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total          Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)      Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1994   ................ ............ 12 ............ 390 ............ 571
  3. 1995   ................ ............ 44 ............ 590 ............ 903
--------------------------------------------------------------------------------
  4. TOTALS ................ ............ 56 ............ 980       X X X
--------------------------------------------------------------------------------

====================================================================================================================================

                                    LOSSES UNPAID                                    ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1994  ............. 81 .......... 59 ........... ................ ............. ................. .............. .............
  3. 1995  ............ 488 ......... 337 ....... 104 ............. 57 .......... 32 .............. 21 .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS............ 569 ......... 396 ....... 104 ............. 57 .......... 32 .............. 21 .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1994   ................ ............... ............. 22 ............ 8
  3. 1995   ................ ............... ............ 209 .......... 240
-------------------------------------------------------------------------------
  4. TOTALS ................ ............... ............ 231 .......... 248
-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1994  ......... 1,456 ........ 1,044 ...... 412 ........  113.4 ......... 111.4 ......... 118.7   .............. .............
  3. 1995  ......... 2,357 ........ 1,558 ...... 799 ........   95.4 .......... 93.2 ......... 100.0   .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1994   .......... 100.0 ............ 22 ................
  3. 1995   .......... 100.0 ........... 198 ............. 11
---------------------------------------------------------------
  4. TOTALS       X X X      ........... 220 ............. 11
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                ( 000 Omitted )

                (For inhouse use only - Do not submit to NAIC)



==========================================================================================================================
    (1)                    PREMIUMS EARNED                                              LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             -------------------------------------------------------------------
Were Earned    Direct and      Ceded       Net              (5)             (6)              (7)            (8)
and Losses      Assumed                (Cols. 2 - 3)     Direct and                       Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X     ................ ............. ................. ..............
  2. 1986  ................ ............ ............ ................ ............. ................. ..............
  3. 1987  ................ ............ ............ ................ ............. ................. ..............
  4. 1988  ................ ............ ............ ................ ............. ................. ..............
  5. 1989  ................ ............ ............ ................ ............. ................. ..............
  6. 1990  ................ ............ ............ ................ ............. ................. ..............
  7. 1991  ................ ............ ............ ................ ............. ................. ..............
  8. 1992  ................ ............ ............ ................ ............. ................. ..............
  9. 1993  ............. 27 .......... 15 ........ 12 ............. 38 .......... 25 ............... 3 ............ 3
 10. 1994  .......... 1,284 ......... 937 ....... 347 .......... 1,158 ......... 836 ............. 205 .......... 149
 11. 1995  ...........2,471 ........1,672 ....... 799 .......... 1,445 ......... 973 ............. 244 .......... 170

--------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     .......... 2,603 ....... 1,809 ............. 449 .......... 319

--------------------------------------------------------------------------------------------------------------------------
================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    -------------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                         Total           Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)       Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ............. 13 ........... 19
 10. 1994   ................ ............ 12 ............ 390 .......... 571
 11. 1995   ................ ............ 44 ............ 590 .......... 903

--------------------------------------------------------------------------------

 12. TOTALS ................ ............ 56 ............ 980       X X X

--------------------------------------------------------------------------------

====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ............. 81 .......... 59 ........... ................ ............. ................. .............. .............
 11. 1995  ............ 488 ......... 337 ....... 104 ............. 57 .......... 32 .............. 21 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS............ 569 ......... 396 ....... 104 ............. 57 .......... 32 .............. 21 .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ............. 22 ............ 8
 11. 1995   ................ ............... ............ 209 .......... 240

-------------------------------------------------------------------------------

 12. TOTALS ................ ............... ............ 231 .......... 248

-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                    Assumed                                                       Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ............. 41 .......... 28 ........ 13 .......... 151.9 ....... 186.7 ........... 108.3 .............. .............
 10. 1994  .......... 1,456 ....... 1,044 ....... 412 .......... 113.4 ....... 111.4 ........... 118.7 .............. .............
 11. 1995  .......... 2,357 ....... 1,558 ....... 799 ........... 95.4 ........ 93.2 ........... 100.0 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   .......... 100.0 ............... ................
 10. 1994   .......... 100.0 ............ 22 ................
 11. 1995   .......... 100.0 ........... 198 ............. 11

---------------------------------------------------------------

 12. TOTALS       X X X      ........... 220 ............. 11

---------------------------------------------------------------

                                      87B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                   SCHEDULE P - PART 1K - FIDELITY / SURETY

                                ($000 Omitted)

================================================================================================================================
    (1)                    PREMIUMS EARNED                                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             --------------------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses       Assumed       Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                 Assumed         Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X      ............... ............. ................. ..............
  2. 1994   .............. .............. ............ ............... ............. ................. ..............
  3. 1995   ............ 6 ............ 1 .......... 5 ............... ............. ................. ..............
--------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X        X X X      ............... ............. ................. ..............
--------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                (12)
 Years in    ------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total          Claims
Were Earned    Salvage and    Unallocated        Net Paid       Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)       Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1994   ................ ............... ................       X X X
  3. 1995   ................ ............... ................       X X X
--------------------------------------------------------------------------------
  4. TOTALS ................ ............... ................       X X X
--------------------------------------------------------------------------------


====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           ------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1994  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1995  ................ ............. ......... 3 ................ ............. ................. .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS................ ............. ......... 3 ................ ............. ................. .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1994   ................ ............... ................ ..............
  3. 1995   ................ ............... .............. 3 ..............
-------------------------------------------------------------------------------
  4. TOTALS ................ ............... .............. 3 ..............
-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                    Assumed                                                       Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1994  ................ .............. ............ ............ ............... ................. .............. .............
  3. 1995  .............. 3 .............. .......... 3 ....... 50.0 ............... ............ 60.0 .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1994   ................ ............... ................
  3. 1995   .......... 100.0 ............. 3 ................
---------------------------------------------------------------
  4. TOTALS       X X X      ............. 3 ................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

                   SCHEDULE P - PART 1K - FIDELITY / SURETY

                                ( 000 Omitted )

                (For inhouse use only - Do not submit to NAIC)

====================================================================================================================================
    (1)                    PREMIUMS EARNED                                              LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -----------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses      Assumed        Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                Assumed          Ceded           Assumed         Ceded
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X     ................ ............. ................. ..............
  2. 1986  ................ ............. ........... ................ ............. ................. ..............
  3. 1987  ................ ............. ........... ................ ............. ................. ..............
  4. 1988  ................ ............. ........... ................ ............. ................. ..............
  5. 1989  ................ ............. ........... ................ ............. ................. ..............
  6. 1990  ................ ............. ........... ................ ............. ................. ..............
  7. 1991  ................ ............. ........... ................ ............. ................. ..............
  8. 1992  ................ ............. ........... ................ ............. ................. ..............
  9. 1993  ................ ............. ........... ................ ............. ................. ..............
 10. 1994  ................ ............. ........... ................ ............. ................. ..............
 11. 1995  .............. 6 ........... 1 ......... 5 ................ ............. ................. ..............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     ................ ............. ................. ..............

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    -------------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                         Total           Claims
Were Earned    Salvage and    Unallocated       Net Paid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)      Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1986   ................ ............... ................       X X X
  3. 1987   ................ ............... ................       X X X
  4. 1988   ................ ............... ................       X X X
  5. 1989   ................ ............... ................       X X X
  6. 1990   ................ ............... ................       X X X
  7. 1991   ................ ............... ................       X X X
  8. 1992   ................ ............... ................       X X X
  9. 1993   ................ ............... ................       X X X
 10. 1994   ................ ............... ................       X X X
 11. 1995   ................ ............... ................       X X X

--------------------------------------------------------------------------------

 12. TOTALS ................ ............... ................       X X X

--------------------------------------------------------------------------------

====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  ................ ............. ......... 3 ................ ............. ................. .............. .............

------------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS................ ............. ......... 3 ................ ............. ................. .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ................ ..............
 10. 1994   ................ ............... ................ ..............
 11. 1995   ................ ............... ...............3 ..............

--------------------------------------------------------------------------------

 12. TOTALS ................ ............... ...............3 ..............

--------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                   Assumed                                                        Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X           X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ................ ............. ........... ................ ............. ................. .............. .............
 10. 1994  ................ ............. ........... ................ ............. ................. .............. .............
 11. 1995  ...............3 ............. ..........3 ........... 50.0 ............. ............ 60.0 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------
===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   ................ ............... ................
 10. 1994   ................ ............... ................
 11. 1995   .......... 100.0 ............. 3 ................

---------------------------------------------------------------

 12. TOTALS       X X X      ............. 3 ................

---------------------------------------------------------------

                                      88B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                         SCHEDULE P - PART 1L - OTHER
                    (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                ($000 Omitted)

================================================================================================================================
    (1)                    PREMIUMS EARNED                                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -------------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             --------------------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses       Assumed       Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                 Assumed         Ceded           Assumed         Ceded
--------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X      ........... 416 .......... 54 .............. 38 .............5
  2. 1994   ....... 83,396 ....... 10,878 ..... 72,518 ........ 55,259 ....... 7,208 ............. 516 ........... 67
  3. 1995   ....... 93,778 ....... 12,232 ..... 81,546 ........ 40,376 ....... 5,267 ............. 213 ........... 28
--------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X        X X X      ........ 96,051 ...... 12,529 ............. 767 .......... 100
--------------------------------------------------------------------------------------------------------------------------------

================================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                (12)
 Years in    ------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total          Claims
Were Earned    Salvage and     Unallocated       NetPaid        Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)       Assumed
--------------------------------------------------------------------------------
  1. Prior  ................ ............  2 ............ 397       X X X
  2. 1994   ................ ........... 134 ......... 48,634       X X X
  3. 1995   ................ ........... 122 ......... 35,416       X X X
--------------------------------------------------------------------------------
  4. TOTALS ................ ........... 258 ......... 84,447       X X X
--------------------------------------------------------------------------------


====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ............. 58 ........... 8 ........... ................ .......... 11 ............... 1 .............. .............
  2. 1994  ............ 346 .......... 45 ........ 58 .............. 7 ......... 108 .............. 14 ........... 57 ........... 7
  3. 1995  .......... 9,255 ....... 1,207 .... 10,461 .......... 1,365 .......... 53 ............... 7 .......... 173 .......... 23
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS.......... 9,659 ....... 1,260 .... 10,519 .......... 1,372 ......... 172 .............. 22 .......... 230 .......... 30
------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated      Total Net      Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ............. 60 ............ 7
  2. 1994   ................ ............. 1 ............ 497 .......... 151
  3. 1995   ................ ............ 49 ......... 17,389 ........ 1,300
-------------------------------------------------------------------------------
  4. TOTALS ................ ............ 50 ......... 17,946 ........ 1,458
-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------

                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                    Assumed                                                       Expense
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1994  ......... 56,479 ........ 7,348 ..... 49,131 ....... 67.7 .......... 67.5 ............ 67.8 .............. .............
  3. 1995  ......... 60,702 ........ 7,897 ..... 52,805 ....... 64.7 .......... 64.6 ............ 64.8 .............. .............
------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............ 50 ............. 10
  2. 1994   .......... 100.0 ........... 352 ............ 145
  3. 1995   .......... 100.0 ........ 17,144 ............ 245
---------------------------------------------------------------
  4. TOTALS       X X X      ........ 17,546 ............ 400
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

     SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                ( 000 Omitted )

                (For inhouse use only - Do not submit to NAIC)

=====================================================================================================================
    (1)                    PREMIUMS EARNED                                             LOSS AND LOSS EXPENSE PAYMENTS
 Years in    --------------------------------------------------------------------------------------------------------
  Which           (2)           (3)         (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                             ---------------------------------------------------------------
Were Earned    Direct and                   Net              (5)             (6)              (7)            (8)
and Losses       Assumed       Ceded    (Cols. 2 - 3)     Direct and                      Direct and
Were Incur.                                                 Assumed         Ceded           Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X     ................ ............. ................. ..............
  2. 1986  ......... 14,938 ............. .... 14,938 .......... 8,569 ............. ............... 2 ..............
  3. 1987  ......... 14,589 ............. .... 14,589 ......... 10,532 ............. ............. 120 ..............
  4. 1988  ......... 18,896 ............. .... 18,896 ......... 14,575 ............. ............. 122 ..............
  5. 1989  ......... 29,763 ............. .... 29,763 ......... 21,280 ............. ............. 129 ..............
  6. 1990  ......... 31,039 ............. .... 31,039 ......... 21,237 ......... (8) ............. 230 ...........  1
  7. 1991  ......... 27,497 ............. .... 27,497 ......... 20,055 ........ (38) ............. 375 ...........  4
  8. 1992  ......... 46,152 ............. .... 46,152 ......... 32,754 ........ 253  ............. 475 ........... 28
  9. 1993  ......... 76,971 ...... 10,040 .... 66,931 ......... 53,378 ...... 6,962  ............. 516 ........... 67
 10. 1994  ......... 83,396 ...... 10,878 .... 72,518 ......... 55,259 ...... 7,208  ............. 516 ........... 67
 11. 1995  ......... 93,778 ...... 12,232 .... 81,546 ......... 40,376 ...... 5,267  ............. 213 ........... 28

---------------------------------------------------------------------------------------------------------------------

 12. TOTALS     X X X          X X X        X X X     ......... 96,051 ..... 12,529  ............. 767 .......... 100

---------------------------------------------------------------------------------------------------------------------

===========================================================================
    (1)              LOSS AND LOSS EXPENSE PAYMENTS                 (12)
 Years in    --------------------------------------------------------------
  Which           (9)             (10)             (11)          Number of
 Premiums                                          Total           Claims
Were Earned    Salvage and    Unallocated        Net Paid       Reported -
and Losses     Subrogation    Loss Expense    (Cols. 5 - 6      Direct and
Were Incur.     Received        Payments      + 7 - 8 + 10)       Assumed
---------------------------------------------------------------------------
  1. Prior  ................ ............... ................       X X X
  2. 1986   ................ ............ 46 .......... 8,617       X X X
  3. 1987   ................ ........... 150 ......... 10,802       X X X
  4. 1988   ................ ........... 159 ......... 14,856       X X X
  5. 1989   ................ ........... 187 ......... 21,596       X X X
  6. 1990   ................ ........... 237 ......... 21,711       X X X
  7. 1991   ................ ........... 351 ......... 20,815       X X X
  8. 1992   ................ ........... 223 ......... 33,171       X X X
  9. 1993   ................ ........... 175 ......... 47,040       X X X
 10. 1994   ................ ........... 134 ......... 48,634       X X X
 11. 1995   ................ ........... 122 ......... 35,416       X X X

---------------------------------------------------------------------------

 12. TOTALS ................ ........... 258 ......... 84,447       X X X

---------------------------------------------------------------------------

====================================================================================================================================

                                  LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
           -------------------------------------------------------------------------------------------------------------------------

                      CASE BASIS                  BULK + IBNR                   CASE BASIS                     BULK + IBNR
           -------------------------------------------------------------------------------------------------------------------------
                (13)            (14)         (15)           (16)           (17)            (18)            (19)           (20)
             Direct and                   Direct and                    Direct and                      Direct and
               Assumed          Ceded       Assumed        Ceded          Assumed         Ceded           Assumed        Ceded
------------------------------------------------------------------------------------------------------------------------------------

  1. Prior ................ ............. ........... ................ ............. ................. .............. .............
  2. 1986  ................ ............. ........... ................ ............. ................. .............. .............
  3. 1987  ................ ............. ........... ................ ............. ................. .............. .............
  4. 1988  ................ ............. ........... ................ ............. ................. .............. .............
  5. 1989  ................ ............. ........... ................ ............. ................. .............. .............
  6. 1990  ................ ............. ........... ................ ............. ................. .............. .............
  7. 1991  ................ ............. ........... ................ ............. ................. .............. .............
  8. 1992  ................ ............. ........... ................ ............. ................. .............. .............
  9. 1993  ............. 58 ........... 8 ........... ................ .......... 11 ............... 1 .............. .............
 10. 1994  ............ 346 .......... 45 ........ 58 .............. 7 ......... 108 .............. 14 ........... 57 ........... 7
 11. 1995  .......... 9,255 ....... 1,207 .... 10,461 .......... 1,365 .......... 53 ............... 7 .......... 173 .......... 23

------------------------------------------------------------------------------------------------------------------------------------


 12. TOTALS.......... 9,659 ....... 1,260 .... 10,519 .......... 1,372 ......... 172 .............. 22 .......... 230 .......... 30

------------------------------------------------------------------------------------------------------------------------------------


===============================================================================
                   (21)            (22)             (23)          (24)

               Salvage and      Unallocated       Total Net     Number of
               Subrogation         Loss          Losses and      Claims
               Anticipated       Expenses         Expenses    Outstanding -
                                  Unpaid           Unpaid      Direct and
                                                                 Assumed
-------------------------------------------------------------------------------
  1. Prior  ................ ............... ................ ..............
  2. 1986   ................ ............... ................ ..............
  3. 1987   ................ ............... ................ ..............
  4. 1988   ................ ............... ................ ..............
  5. 1989   ................ ............... ................ ..............
  6. 1990   ................ ............... ................ ..............
  7. 1991   ................ ............... ................ ..............
  8. 1992   ................ ............... ................ ..............
  9. 1993   ................ ............... ............. 60 ............ 7
 10. 1994   ................ ............. 1 ............ 497 .......... 151
 11. 1995   ................ ............ 49 ......... 17,389 ........ 1,300

-------------------------------------------------------------------------------

 12. TOTALS ................ ............ 50 ......... 17,946 ........ 1,458

-------------------------------------------------------------------------------

====================================================================================================================================

                        TOTAL LOSSES AND LOSS                LOSS AND LOSS EXPENSE PERCENTAGE                   DISCOUNT FOR
                          EXPENSES INCURRED                     (Incurred/Premiums Earned)                  TIME VALUE OF MONEY
          --------------------------------------------------------------------------------------------------------------------------
                 (25)           (26)          (27)          (28)           (29)            (30)             (31)          (32)

              Direct and        Ceded         Net        Direct and        Ceded            Net             Loss          Loss
                Assumed                                    Assumed                                                       Expense
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X          X X X        X X X         X X X           X X X           X X X       .............. .............
  2. 1986  .......... 8,617 ............. ..... 8,617 ........... 57.7 ............. ............ 57.7 .............. .............
  3. 1987  ......... 10,802 ............. .... 10,802 ........... 74.0 ............. ............ 74.0 .............. .............
  4. 1988  ......... 14,856 ............. .... 14,856 ........... 78.6 ............. ............ 78.6 .............. .............
  5. 1989  ......... 21,596 ............. .... 21,596 ........... 72.6 ............. ............ 72.6 .............. .............
  6. 1990  ......... 21,704 ......... (7) .... 21,711 ........... 69.9 ............. ............ 69.9 .............. .............
  7. 1991  ......... 20,781 ........ (34) .... 20,815 ........... 75.6 ............. ............ 75.7 .............. .............
  8. 1992  ......... 33,452 ........ 281  .... 33,171 ........... 72.5 ............. ............ 71.9 .............. .............
  9. 1993  ......... 54,138 ...... 7,038  .... 47,100 ........... 70.3 ........ 70.1 ............ 70.4 .............. .............
 10. 1994  ......... 56,479 ...... 7,348  .... 49,131 ........... 67.7 ........ 67.5 ............ 67.8 .............. .............
 11. 1995  ......... 60,702 ...... 7,897  .... 52,805 ........... 64.7 ........ 64.6 ............ 64.8 .............. .............

------------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X          X X X        X X X         X X X           X X X           X X X       .............. .............

------------------------------------------------------------------------------------------------------------------------------------


===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
             Inter-Company   ----------------------------------
                Pooling            (34)            (35)
             Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior        X X X      ............... ................
  2. 1986   ................ ............... ................
  3. 1987   ................ ............... ................
  4. 1988   ................ ............... ................
  5. 1989   ................ ............... ................
  6. 1990   ................ ............... ................
  7. 1991   ................ ............... ................
  8. 1992   ................ ............... ................
  9. 1993   .......... 100.0 ............ 50 ............. 10
 10. 1994   .......... 100.0 ........... 352 ............ 145
 11. 1995   .......... 100.0 ........ 17,144 ............ 245

---------------------------------------------------------------

 12. TOTALS       X X X      ........ 17,546 ............ 400

---------------------------------------------------------------

                                      89B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 1M - INTERNATIONAL

                                ($000 Omitted)

=================================================================================================================================
    (1)                   PREMIUMS EARNED                                                          LOSS AND LOSS EXPENSE PAYMENTS
 Years in   ---------------------------------------------------------------------------------------------------------------------
  Which           (2)             (3)            (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    --------------------------------------------------------------------
Were Earned   Direct and                         Net               (5)                (6)               (7)            (8)
and Losses      Assumed          Ceded       (Cols. 2 - 3)     Direct and                           Direct and
Were Incur.                                                      Assumed             Ceded            Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X         X X X        ...............    ...............   ............... ...............
  2. 1986   ...............  ............... ............... ...............    ...............   ............... ...............
  3. 1987   ...............  ............... ............... ...............    ...............   ............... ...............
  4. 1988   ...............  ............... ............... ...............    ...............   ............... ...............
  5. 1989   ...............  ............... ............... ...............    ...............   ............... ...............
  6. 1990   ...............  ............... ............... ...............    ...............   ............... ...............
  7. 1991   ...............  ............... ............... ...............    ...............   ............... ...............
  8. 1992   ...............  ............... ............... ...............    ...............   ............... ...............
  9. 1993   ...............  ............... ............... ...............    ...............   ............... ...............
 10. 1994   ...............  ............... ............... ...............    ...............   ............... ...............
 11. 1995   ...............  ............... ............... ...............    ...............   ............... ...............

----------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X         X X X        ...............    ...............   ............... ...............
----------------------------------------------------------------------------------------------------------------------------------

==========================================================================
    (1)                                                            (12)
 Years in    --------------------------------------------------
  Which            (9)             (10)              (11)        Number of
 Premiums                                           Total         Claims
Were Earned    Salvage and       Unallocated       Net Paid     Reported -
and Losses     Subrogation      Loss Expense     (Cols. 5 - 6   Direct and
Were Incur.     Received          Payments      + 7 - 8 + 10)     Assumed
--------------------------------------------------------------------------
  1. Prior   ...............  ............... ...............      X X X
  2. 1986    ...............  ............... ...............      X X X
  3. 1987    ...............  ............... ...............      X X X
  4. 1988    ...............  ............... ...............      X X X
  5. 1989    ...............  ............... ...............      X X X
  6. 1990    ...............  ............... ...............      X X X
  7. 1991    ...............  ............... ...............      X X X
  8. 1992    ...............  ............... ...............      X X X
  9. 1993    ...............  ............... ...............      X X X
 10. 1994    ...............  ............... ...............      X X X
 11. 1995    ...............  ............... ...............      X X X

-------------------------------------------------------------------------
12. TOTALS   ...............  ............... ...............      X X X
-------------------------------------------------------------------------


==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
           ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
           ---------------------------------------------------------------------------------------------------------------
                (13)          (14)         (15)           (16)          (17)           (18)         (19)        (20)
             Direct and                 Direct and                   Direct and                  Direct and
               Assumed        Ceded       Assumed         Ceded        Assumed         Ceded      Assumed       Ceded
--------------------------------------------------------------------------------------------------------------------------
 1. Prior    ...........   ...........  ...........    ...........   ...........    ........... ...........  ...........
 2. 1996     ...........   ...........  ...........    ...........   ...........    ........... ...........  ...........
 3. 1997     ...........   ...........  ...........    .
 4. 1988     ...........   ...........  ...........    .
 5. 1989     ...........   ...........  ...........    .
 6. 1990     ...........   ...........  ...........    .
 7. 1991     ...........   ...........  ...........    . N                 O               N                        E
 8. 1992     ...........   ...........  ...........    .
 9. 1993     ...........   ...........  ...........    .
10. 1994     ...........   ...........  ...........    .
11. 1995     ...........   ...........  ...........    ...........   ...........    ........... ...........  ...........

--------------------------------------------------------------------------------------------------------------------------
12. TOTALS   ...........   ...........  ...........    ...........   ...........    ........... ...........  ...........
--------------------------------------------------------------------------------------------------------------------------

=====================================================================================
                     (21)              (22)             (23)                (24)

                 Salvage and      Unallocated         Total Net          Number of
                 Subrogation          Loss           Losses and            Claims
                 Anticipated        Expenses          Expenses         Outstanding -
                                     Unpaid            Unpaid           Direct and
                                                                          Assumed
-------------------------------------------------------------------------------------
 1. Prior        ...........       ...........       ...........       ...........
 2. 1996         ...........       ...........       ...........       ...........
 3. 1997         ...........       ...........       ...........       ...........
 4. 1988         ...........       ...........       ...........       ...........
 5. 1989         ...........       ...........       ...........       ...........
 6. 1990         ...........       ...........       ...........       ...........
 7. 1991         ...........       ...........       ...........       ...........
 8. 1992         ...........       ...........       ...........       ...........
 9. 1993         ...........       ...........       ...........       ...........
10. 1994         ...........       ...........       ...........       ...........
11. 1995         ...........       ...........       ...........       ...........

------------------------------------------------------------------------------------
12. TOTALS       ...........       ...........       ...........       ...........
------------------------------------------------------------------------------------

================================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                (25)           (26)            (27)           (28)           (29)           (30)         (31)          (32)
             Direct and        Ceded            Net        Direct and        Ceded          Net          Loss          Loss
              Assumed                                        Assumed                                                 Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior     X X X           X X X           X X X          X X X          X X X         X X X      ..........    ..........
  2. 1986    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  3. 1987    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  4. 1988    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  5. 1989    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  6. 1990    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  7. 1991    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
  9. 1993    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
 10. 1994    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........
 11. 1995    ..........     ...........     ...........    ...........    ...........    ..........   ..........    ..........

------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS    X X X           X X X           X X X          X X X          X X X         X X X      ..........    ..........
------------------------------------------------------------------------------------------------------------------------------

===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
              Inter-Company     -------------------------------
                 Pooling            (34)            (35)
              Participation
                Percentage         Losses       Loss Expenses
                                   Unpaid          Unpaid
---------------------------------------------------------------
 1. Prior          X X X         ..........      ..........
 2. 1986        ..........       ..........      ..........
 3. 1987        ..........       ..........      ..........
 4. 1988        ..........       ..........      ..........
 5. 1989        ..........       ..........      ..........
 6. 1990        ..........       ..........      ..........
 7. 1991        ..........       ..........      ..........
 9. 1993        ..........       ..........      ..........
10. 1994        ..........       ..........      ..........
11. 1995        ..........       ..........      ..........

---------------------------------------------------------------
 12. TOTALS        X X X         ..........      ..........
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 1N - REINSURANCE A

                                ($000 Omitted)

=================================================================================================================================
  (1)                     PREMIUMS EARNED                                                          LOSS AND LOSS EXPENSE PAYMENTS

 Years in  ----------------------------------------------------------------------------------------------------------------------
  Which        (2)            (3)               (4)                  LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  ----------------------------------------------------------------------
Were Earned Direct and                          Net              (5)             (6)              (7)               (8)
and Losses   Assumed         Ceded         (Cols. 2 - 3)     Direct and                       Direct and           Ceded
Were Incur.                                                    Assumed          Ceded           Assumed
---------------------------------------------------------------------------------------------------------------------------------
  1. 1988  ...... 3,264 .......... 1,139 ........... 2,125 ........... 627 .............. 5 ............... 22 ............ 1
  2. 1989  ...... 4,206 .......... 2,033 ........... 2,173 ......... 1,978 ............ 472 ............... 44 ........... 12
  3. 1990  ...... 3,848 .......... 1,406 ........... 2,442 ......... 1,110 ............ 259 ............... 35 ............ 6
  4. 1991  ...... 3,958 .......... 1,930 ........... 2,028 ......... 1,813 ............ 395 ............... 73 ........... 17
  5. 1992  ...... 4,207 .......... 1,612 ........... 2,595 ......... 3,954 ............ 725 ............... 81 ........... 24
  6. 1993  ..... 10,093 .......... 4,196 ........... 5,897 ......... 4,602 .......... 1,288 .............. 151 ........... 35
  7. 1994  ..... 13,688 .......... 7,127 ........... 6,561 ......... 6,872 .......... 2,297 .............. 410 .......... 112
  8. 1995  ..... 20,154 .......... 8,540 .......... 11,614 ......... 1,977 ............ 481 ............... 87 ........... 18
---------------------------------------------------------------------------------------------------------------------------------
  9. TOTALS   X X X          X X X             X X X       ........ 22,933 .......... 5,922 .............. 903 .......... 225
---------------------------------------------------------------------------------------------------------------------------------

=========================================================================
  (1)                                                        (12)
 Years in   ----------------------------------------------
  Which          (9)           (10)           (11)        Number of
 Premiums                                     Total         Claims
Were Earned  Salvage and   Unallocated      Net Paid      Reported -
and Losses   Subrogation   Loss Expense   (Cols. 5 - 6    Direct and
Were Incur.   Received       Payments     + 7 - 8 + 10)    Assumed
-------------------------------------------------------------------------
  1. 1988   ............. ......... 202 ............. 845   X X X
  2. 1989   ............. ......... 190 ........... 1,728   X X X
  3. 1990   ............. ......... 167 ........... 1,047   X X X
  4. 1991   ............. ......... 153 ........... 1,627   X X X
  5. 1992   ............. ......... 411 ........... 3,697   X X X
  6. 1993   ............. ......... 334 ........... 3,764   X X X
  7. 1994   ............. ......... 454 ........... 5,327   X X X
  8. 1995   ............. ......... 170 ........... 1,735   X X X
-------------------------------------------------------------------------
  9. TOTALS ............. ....... 2,081 .......... 19,770   X X X
-------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
            --------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
            --------------------------------------------------------------------------------------------------------------
                 (13)         (14)          (15)           (16)           (17)           (18)          (19)        (20)
              Direct and                 Direct and                    Direct and                   Direct and
               Assumed        Ceded       Assumed         Ceded         Assumed         Ceded         Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. 1988   ............ 1 ........... .............. .............. .............. .............. ............. .........
  2. 1989   .............. ........... .............. .............. .............. .............. ............. .........
  3. 1990   .............. ........... .............. .............. .............. .............. ............. .........
  4. 1991   ........ 1,247 ..... 1,086 .......... 142 ........... 92 .............. .............. ........... 9 ....... 1
  5. 1992   .......... 328 ....... 135 .......... 493 .......... 272 .............. .............. .......... 31 ....... 4
  6. 1993   .......... 775 ....... 248 .......... 831 .......... 170 ............ 4 ............ 1 .......... 49 ....... 6
  7. 1994   ........ 5,919 ..... 4,871 ........ 1,124 .......... 318 ........... 43 ........... 14 .......... 58 ....... 8
  8. 1995   ........ 2,476 ....... 533 ........ 6,519 ........ 2,687 ............ 9 ............ 1 .......... 55 ....... 7
--------------------------------------------------------------------------------------------------------------------------
  9. TOTALS ....... 10,746 ..... 6,873 ........ 9,109 ........ 3,539 ........... 56 ........... 16 ......... 202 ...... 26
--------------------------------------------------------------------------------- ----------------------------------------

===================================================================================
                  (21)              (22)              (23)                 (24)

               Salvage and      Unallocated        Total Net             Number of
               Subrogation          Loss           Losses and             Claims
               Anticipated        Expenses          Expenses           Outstanding -
                                   Unpaid            Unpaid             Direct and
                                                                          Assumed
-----------------------------------------------------------------------------------
  1. 1988   ................. ................ ................1           X X X
  2. 1989   ................. ................ .................           X X X
  3. 1990   ................. ................ .................           X X X
  4. 1991   ................. .............. 5 ............. 224           X X X
  5. 1992   ................. .............. 9 ............. 450           X X X
  6. 1993   ................. ............. 26 ........... 1,260           X X X
  7. 1994   ................. ............. 37 ........... 1,970           X X X
  8. 1995   ................. ............ 123 ........... 5,954           X X X
-----------------------------------------------------------------------------------
  9. TOTALS ................. ............ 200 ........... 9,859           X X X
-----------------------------------------------------------------------------------


===============================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                 (25)          (26)          (27)             (28)            (29)         (30)         (31)          (32)
              Direct and       Ceded         Net           Direct and        Ceded         Net          Loss          Loss
                Assumed                                     Assumed                                                 Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. 1988   ........... 852 ......... 6 .......... 846 ............. 26.1 ........ 0.5 ....... 39.8 ............ ..............
  2. 1989   ......... 2,212 ....... 484 ........ 1,728 ............. 52.6 ....... 23.8 ....... 79.5 ............ ..............
  3. 1990   ......... 1,315 ....... 268 ........ 1,047 ............. 34.2 ....... 19.1 ....... 42.9 ............ ..............
  4. 1991   ......... 3,442 ..... 1,591 ........ 1,851 ............. 87.0 ....... 82.4 ....... 91.3 ............ ..............
  5. 1992   ......... 5,307 ..... 1,160 ........ 4,147 ............ 126.1 ....... 72.0 ...... 159.8 ............ ..............
  6. 1993   ......... 6,772 ..... 1,748 ........ 5,024 ............. 67.1 ....... 41.7 ....... 85.2 ............ ..............
  7. 1994   ........ 14,917 ..... 7,620 ........ 7,297 ............ 109.0 ...... 106.9 ...... 111.2 ............ ..............
  8. 1995   ........ 11,416 ..... 3,727 ........ 7,689 ............. 56.6 ....... 43.6 ....... 66.2 ............ ..............
-------------------------------------------------------------------------------------------------------------------------------
  9. TOTALS      X X X         X X X        X X X            X X X           X X X        X X X     ............ ..............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                 (33)                 NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
            Inter-Company     ---------------------------------
               Pooling            (34)              (35)
            Participation
              Percentage         Losses         Loss Expenses
                                 Unpaid            Unpaid
---------------------------------------------------------------
  1. 1988   .............. ................ 1 .................
  2. 1989   .............. .................. .................
  3. 1990   .............. .................. .................
  4. 1991   .............. .............. 211 .............. 13
  5. 1992   .............. .............. 414 .............. 36
  6. 1993   .........100.0 ............ 1,188 .............. 72
  7. 1994   .........100.0 ............ 1,854 ............. 116
  8. 1995   .........100.0 ............ 5,775 ............. 179
---------------------------------------------------------------
  9. TOTALS     X X X      ............ 9,443 ............. 416
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 10 - REINSURANCE B

                                ($000 Omitted)

===========================================================================================================================
    (1)                   PREMIUMS EARNED                                                  LOSS AND LOSS EXPENSE PAYMENTS
 Years in   ---------------------------------------------------------------------------------------------------------------
  Which           (2)          (3)            (4)                 LOSS PAYMENTS       ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                  ----------------------------------------------------------------
Were Earned   Direct and     Ceded               Net               (5)           (6)             (7)             (8)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and       Ceded         Direct and        Ceded
Were Incur.                                                      Assumed                        Assumed
---------------------------------------------------------------------------------------------------------------------------
  1. 1988   ....... 7,154 ........... 615 .......... 6,539 ......... 3,876 ............. 154  ............. 60 ......... 3
  2. 1989   ...... 13,933 ......... 1,708 ......... 12,225 ......... 2,649 ............ (166) ............. 28 ....... (15)
  3. 1990   ...... 11,832 ......... 1,487 ......... 10,345 ......... 3,704 ............. 141  .............. 3 ....... (25)
  4. 1991   ....... 9,656 ......... 1,447 .......... 8,209 ......... 2,708 ............. 349  .......... 2,043 ..... 1,021
  5. 1992   ....... 7,287 ........... 998 .......... 6,289 ......... 2,158 ............. (75) ............ 112 ......... 5
  6. 1993   ....... 7,397 ......... 1,811 .......... 5,586 ......... 2,138 ............. 324  ............ 140 ........ 19
  7. 1994   ...... 10,578 ......... 2,399 .......... 8,179 ......... 1,557 ............. 303  ............. 42 ......... 6
  8. 1995   ...... 18,887 ......... 4,858 ......... 14,029 ........... 422 .............  55  .............. 8 ......... 1
---------------------------------------------------------------------------------------------------------------------------
  9. TOTALS      X X X           X X X            X X X    ........ 19,212 ........... 1,085  .......... 2,436 ..... 1,015
---------------------------------------------------------------------------------------------------------------------------

========================================================================
    (1)                                                       (12)
 Years in   ----------------------------------------------
  Which            (9)            (10)           (11)      Number of
 Premiums                                       Total        Claims
Were Earned   Salvage and    Unallocated      Net Paid      Reported -
and Losses    Subrogation   Loss Expense    (Cols. 5 - 6   Direct and
Were Incur.    Received        Payments     + 7 - 8 + 10)   Assumed
------------------------------------------------------------------------
  1. 1988   .............. ........... 267 ........ 4,046       X X X
  2. 1989   .............. ........... 187 ........ 3,045       X X X
  3. 1990   .............. ........... 202 ........ 3,793       X X X
  4. 1991   .............. ........... 325 ........ 3,706       X X X
  5. 1992   .............. ........... 273 ........ 2,613       X X X
  6. 1993   .............. ........... 308 ........ 2,243       X X X
  7. 1994   .............. ........... 252 ........ 1,542       X X X
  8. 1995   .............. ............ 38 .......... 412       X X X
------------------------------------------------------------------------
  9. TOTALS .............. ......... 1,852 ....... 21,400       X X X
------------------------------------------------------------------------

===========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
            ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
            ---------------------------------------------------------------------------------------------------------------
                   (13)         (14)          (15)           (16)           (17)          (18)         (19)         (20)
                Direct and                 Direct and                   Direct and                  Direct and
                  Assumed      Ceded         Assumed        Ceded         Assumed        Ceded       Assumed        Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. 1988   .......... 131 ........ 23 .......... 360 ........... 60 .............. .............. ........... 3 .........
  2. 1989   ........ 1,053 ....... 152 ........ 2,205 .......... 505 .............. .............. ........... 8 ....... 1
  3. 1990   ........ 1,059 ....... 418 ........ 3,224 .......... 505 .............. .............. ...........15 ....... 2
  4. 1991   .......... 587 ....... 108 ........ 3,702 .......... 657 .............. .............. ...........13 ....... 2
  5. 1992   ........ 1,307 ....... 320 ........ 2,499 .......... 524 ............ 1 .............. ...........32 ....... 4
  6. 1993   ........ 1,342 ....... 258 ........ 2,700 .......... 614 ........... 16 ............ 2 .......... 59 ....... 8
  7. 1994   ........ 2,260 ....... 877 ........ 4,691 .......... 638 ............ 6 ............ 1 ......... 201 ...... 26
  8. 1995   .......... 553 ........ 72 ....... 11,979 ........ 2,630 ........... 10 ............ 1 ......... 129 ...... 17
---------------------------------------------------------------------------------------------------------------------------
  9. TOTALS ........ 8,292 ..... 2,228 ....... 31,360 ........ 6,133 ........... 33 ............ 4 ......... 460 ...... 60
---------------------------------------------------------------------------------------------------------------------------

====================================================================================
                     (21)              (22)            (23)                 (24)

                 Salvage and      Unallocated       Total Net           Number of
                 Subrogation         Loss           Losses and           Claims
                 Anticipated       Expenses          Expenses         Outstanding -
                                    Unpaid            Unpaid           Direct and
                                                                         Assumed
------------------------------------------------------------------------------------
  1. 1988   ................. .............. 3 ............. 414           X X X
  2. 1989   ................. ............. 20 ........... 2,628           X X X
  3. 1990   ................. ............. 26 ........... 3,399           X X X
  4. 1991   ................. ............. 27 ........... 3,562           X X X
  5. 1992   ................. ............. 23 ........... 3,014           X X X
  6. 1993   ................. ............. 25 ........... 3,260           X X X
  7. 1994   ................. ............. 43 ........... 5,659           X X X
  8. 1995   ................. ............. 83 .......... 10,034           X X X
------------------------------------------------------------------------------------
  9. TOTALS ................. ............ 250 .......... 31,970           X X X
------------------------------------------------------------------------------------

================================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR TIME
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                   VALUE OF MONEY
            --------------------------------------------------------------------------------------------------------------------
                  (25)          (26)         (27)            (28)          (29)          (30)         (31)         (32)

               Direct and      Ceded         Net          Direct and      Ceded           Net         Loss         Loss
                Assumed                                     Assumed                                               Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. 1988   ......... 4,700 ....... 240 ........ 4,460 ............. 65.7 ....... 39.0 ....... 68.2 ............ .............
  2. 1989   ......... 6,150 ....... 477 ........ 5,673 ............. 44.1 ....... 27.9 ....... 46.4 ............ .............
  3. 1990   ......... 8,233 ..... 1,041 ........ 7,192 ............. 69.6 ....... 70.0 ....... 69.5 ............ .............
  4. 1991   ......... 9,405 ..... 2,137 ........ 7,268 ............. 97.4 ...... 147.7 ....... 88.5 ............ .............
  5. 1992   ......... 6,405 ....... 778 ........ 5,627 ............. 87.9 ....... 78.0 ....... 89.5 ............ .............
  6. 1993   ......... 6,728 ..... 1,225 ........ 5,503 ............. 91.0 ....... 67.6 ....... 98.5 ............ .............
  7. 1994   ......... 9,052 ..... 1,851 ........ 7,201 ............. 85.6 ....... 77.2 ....... 88.0 ............ .............
  8. 1995   ........ 13,222 ..... 2,776 ....... 10,446 ............. 70.0 ....... 57.1 ....... 74.5 ............ .............
--------------------------------------------------------------------------------------------------------------------------------
  9. TOTALS        X X X        X X X         X X X                X X X        X X X        X X X  ............ .............
--------------------------------------------------------------------------------------------------------------------------------

================================================================
                  (33)               NET BALANCE SHEET
                                  RESERVES AFTER DISCOUNT
             Inter-Company -------------------------------------
                Pooling           (34)               (35)
             Participation
              Percentage         Losses         Loss Expenses
                                 Unpaid             Unpaid
----------------------------------------------------------------
  1. 1988   .............. .............. 408 ..............  6
  2. 1989   .............. ............ 2,601 .............. 27
  3. 1990   .............. ............ 3,360 .............. 39
  4. 1991   .............. ............ 3,524 .............. 38
  5. 1992   .............. ............ 2,962 .............. 52
  6. 1993   ........ 100.0 ............ 3,170 .............. 90
  7. 1994   ........ 100.0 ............ 5,436 ............. 223
  8. 1995   ........ 100.0 ............ 9,830 ............. 204
----------------------------------------------------------------
  9. TOTALS      X X X     ........... 31,291 ............. 679
----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 1P - REINSURANCE C

                                ($000 Omitted)

===========================================================================================================================
    (1)                   PREMIUMS EARNED                                                  LOSS AND LOSS EXPENSE PAYMENTS
 Years in   ---------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)              (4)                 LOSS PAYMENTS       ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    --------------------------------------------------------------
Were Earned   Direct and                         Net               (5)             (6)              (7)            (8)
and Losses     Assumed         Ceded       (Cols. 2 - 3)      Direct and                        Direct and
Were Incur.                                                     Assumed           Ceded           Assumed        Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. 1988   ............. ............... ................ ............... ................. ................. ...........
  2. 1989   ............. ............... ................ ............... ................. ................. ...........
  3. 1990   ............. ............... ................ ............... ................. ................. ...........
  4. 1991   ............. ............... ................ ............... ................. ................. ...........
  5. 1992   ............. ............... ................ ............... ................. ................. ...........
  6. 1993   ............. ............... ................ ............... ................. ................. ...........
  7. 1994   ............. ............... ................ ............... ................. ................. ...........
  8. 1995   ............. ............... ................ ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------
  9. TOTALS     X X X          X X X          X X X        ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------

========================================================================
    (1)                                                        (12)
 Years in   ----------------------------------------------
  Which           (9)            (10)           (11)         Number of
 Premiums                                       Total         Claims
Were Earned   Salvage and    Unallocated      Net Paid       Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6    Direct and
Were Incur.    Received        Payments     + 7 - 8 + 10)     Assumed
-------------------------------------------------------------------------
  1. 1988   .............. ............... ...............      X X X
  2. 1989   .............. ............... ...............      X X X
  3. 1990   .............. ............... ...............      X X X
  4. 1991   .............. ............... ...............      X X X
  5. 1992   .............. ............... ...............      X X X
  6. 1993   .............. ............... ...............      X X X
  7. 1994   .............. ............... ...............      X X X
  8. 1995   .............. ............... ...............      X X X
-------------------------------------------------------------------------
  9. TOTALS .............. ............... ...............      X X X
-------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
           ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
           ---------------------------------------------------------------------------------------------------------------
                (13)           (14)         (15)           (16)          (17)           (18)         (19)         (20)
             Direct and                  Direct and                   Direct and                  Direct and
               Assumed        Ceded        Assumed        Ceded         Assumed        Ceded        Assumed       Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. 1988   .............. ........... ..............
  2. 1989   .............. ........... ..............
  3. 1990   .............. ........... ..............
  4. 1991   .............. ........... ..............        N                  O                   N                   E
  5. 1992   .............. ........... ..............
  6. 1993   .............. ........... ..............
  7. 1994   .............. ........... ..............
  8. 1995   .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------
  9. TOTALS .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                     (21)            (22)            (23)               (24)

                 Salvage and     Unallocated       Total Net          Number of
                 Subrogation        Loss          Losses and           Claims
                 Anticipated      Expenses         Expenses          Outstanding -
                                   Unpaid           Unpaid            Direct and
                                                                        Assumed
----------------------------------------------------------------------------------
  1. 1988      .............. ................ .................           X X X
  1. 1988      .............. ................ .................           X X X
  2. 1989      .............. ................ .................           X X X
  3. 1990      .............. ................ .................           X X X
  4. 1991      .............. ................ .................           X X X
  5. 1992      .............. ................ .................           X X X
  6. 1993      .............. ................ .................           X X X
  7. 1994      .............. ................ .................           X X X
  8. 1995      .............. ................ .................           X X X
----------------------------------------------------------------------------------
  9. TOTALS    .............. ................ .................           X X X
----------------------------------------------------------------------------------

==============================================================================================================================
                TOTAL LOSSES AND LOSS EXPENSES INCURRED             LOSS AND LOSS EXPENSE PERCENTAGE         DISCOUNT FOR TIME
                                                                        (Incurred/Premiums Earned)            VALUE OF MONEY
           ------------------------------------------------------------------------------------------------------------------
                  (25)          (26)          (27)            (28)           (29)          (30)         (31)         (32)

               Direct and      Ceded          Net          Direct and       Ceded           Net         Loss         Loss
                 Assumed                                    Assumed                                                 Expense
------------------------------------------------------------------------------------------------------------------------------
  1. 1988   ............... ........... .............. .................. ............ ............ ............ .............
  2. 1989   ............... ........... .............. .................. ............ ............ ............ .............
  3. 1990   ............... ........... .............. .................. ............ ............ ............ .............
  4. 1991   ............... ........... .............. .................. ............ ............ ............ .............
  5. 1992   ............... ........... .............. .................. ............ ............ ............ .............
  6. 1993   ............... ........... .............. .................. ............ ............ ............ .............
  7. 1994   ............... ........... .............. .................. ............ ............ ............ .............
  8. 1995   ............... ........... .............. .................. ............ ............ ............ .............
------------------------------------------------------------------------------------------------------------------------------
  9. TOTALS     X X X          X X X        X X X             X X X           X X X        X X X    ............ .............
------------------------------------------------------------------------------------------------------------------------------

===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
              Inter-Company    --------------------------------
                 Pooling            (34)            (35)
              Participation
               Percentage         Losses       Loss Expenses
                                  Unpaid          Unpaid
---------------------------------------------------------------
  1. 1988   .............. .................. .................
  2. 1989   .............. .................. .................
  3. 1990   .............. .................. .................
  4. 1991   .............. .................. .................
  5. 1992   .............. .................. .................
  6. 1993   .............. .................. .................
  7. 1994   .............. .................. .................
  8. 1995   .............. .................. .................
---------------------------------------------------------------
  9. TOTALS    X X X       .................. .................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 1Q - REINSURANCE D

                                ($000 Omitted)

============================================================================================================================
    (1)                   PREMIUMS EARNED                                                    LOSS AND LOSS EXPENSE PAYMENTS
 Years in  -----------------------------------------------------------------------------------------------------------------
  Which          (2)            (3)             (4)                  LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    ---------------------------------------------------------------
Were Earned  Direct and                         Net              (5)              (6)               (7)            (8)
and Losses     Assumed         Ceded       (Cols. 2 - 3)     Direct and                         Direct and
Were Incur.                                                    Assumed           Ceded            Assumed         Ceded
----------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X           X X X       ............... ................. ................. ...........
  2. 1986   ............. ............... ................ ............... ................. ................. ...........
  3. 1987   ......... 769 ........... 115 ............ 654 ........... 833 ............. 235 .............. 18 ......... 4
----------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X           X X X       ........... 833 ............. 235 .............. 18 ......... 4
----------------------------------------------------------------------------------------------------------------------------

========================================================================
  (1)                                                          (12)
 Years in   ----------------------------------------------
  Which           (9)            (10)            (11)       Number of
 Premiums                                       Total         Claims
Were Earned   Salvage and    Unallocated      Net Paid      Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6    Direct and
Were Incur.    Received        Payments     + 7 - 8 + 10)    Assumed
------------------------------------------------------------------------
  1. Prior  .............. ............... ...............    X X X
  2. 1986   .............. ............... ...............    X X X
  3. 1987   .............. ............ 43 ........... 655    X X X
------------------------------------------------------------------------
  4. TOTALS .............. ............ 43 ........... 655    X X X
------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
           ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
           ---------------------------------------------------------------------------------------------------------------
                 (13)         (14)          (15)           (16)           (17)           (18)          (19)        (20)
              Direct and                 Direct and                    Direct and                   Direct and
                Assumed       Ceded       Assumed         Ceded         Assumed         Ceded         Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior  .............. ........... .............. .............. .............. .............. ............. .........
  2. 1986   .............. ........... .............. .............. .............. .............. ............. .........
  3. 1987   .............. ........... ........... 65 ........... 14 .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------
  4. TOTALS .............. ........... ........... 65 ........... 14 .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                  (21)              (22)             (23)                  (24)
               Salvage and      Unallocated        Total Net             Number of
               Subrogation          Loss          Losses and              Claims
               Anticipated        Expenses         Expenses            Outstanding -
                                   Unpaid           Unpaid              Direct and
                                                                          Assumed
-----------------------------------------------------------------------------------
  1. Prior  ................. ................ .................           X X X
  2. 1986   ................. ................ .................           X X X
  3. 1987   ................. ................ .............. 51           X X X
-----------------------------------------------------------------------------------
  4. TOTALS ................. ................ .............. 51           X X X
-----------------------------------------------------------------------------------

===============================================================================================================================
             TOTAL LOSSES AND LOSS EXPENSES INCURRED         LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                                                                (Incurred/Premiums Earned)                TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                  (25)          (26)            (27)            (28)          (29)          (30)         (31)         (32)
               Direct and      Ceded            Net          Direct and      Ceded          Net         Loss         Loss
                Assumed                                        Assumed                                               Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X        X X X            X X X           X X X        X X X     ............ .............
  2. 1986   ............... ........... .............. .................. ............ ............ ............ .............
  3. 1987   ........... 959 ....... 253 .......... 706 ............ 124.7 ...... 220.0 ...... 108.0 ............ .............
-------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X        X X X            X X X           X X X        X X X    ............ .............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                 (33)                 NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
            Inter-Company  ------------------------------------
               Pooling              (34)            (35)
            Participation
              Percentage          Losses       Loss Expenses
                                   Unpaid          Unpaid
---------------------------------------------------------------
  1. Prior      X X X      .................. .................
  2. 1986   .............. .................. .................
  3. 1987   ........ 100.0 ............... 51 .................
---------------------------------------------------------------
  4. TOTALS     X X X      ............... 51 .................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1R - SECTION 1

                        PRODUCTS LIABILITY - OCCURRENCE

                                ($000 Omitted)

===================================================================================================================================
    (1)                   PREMIUMS EARNED                                                            LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ------------------------------------------------------------------------------------------------------------------------
  Which          (2)            (3)             (4)                 LOSS PAYMENTS             ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    ----------------------------------------------------------------------
Were Earned   Direct and                         Net            (5)              (6)               (7)             (8)
and Losses      Assumed        Ceded       (Cols. 2 - 3)     Direct and                         Direct and
Were Incur.                                                    Assumed          Ceded             Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X        ............... ................. ................. ...........
  2. 1986   ............. ............... ................ ............... ................. ................. ...........
  3. 1987   ............. ............... ................ ............... ................. ................. ...........
  4. 1988   ............. ............... ................ ............... ................. ................. ...........
  5. 1989   ............. ............... ................ ............... ................. ................. ...........
  6. 1990   ............. ............... ................ ............... ................. ................. ...........
  7. 1991   ............. ............... ................ ............... ................. ................. ...........
  8. 1992   ............. ............... ................ ............... ................. ................. ...........
  9. 1993   ............. ............... ................ ............... ................. ................. ...........
 10. 1994   ............. ............... ................ ............... ................. ................. ...........
 11. 1995   ............. ............... ................ ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X        ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------

========================================================================
   (1)                                                      (12)
 Years in   ---------------------------------------------
  Which           (9)            (10)           (11)      Number of
 Premiums                                       Total       Claims
Were Earned   Salvage and    Unallocated      Net Paid    Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6  Direct and
Were Incur     Received        Payments     + 7 - 8 + 10)   Assumed
------------------------------------------------------------------------
  1. Prior  .............. ............... ...............    X X X
  2. 1986   .............. ............... ............... ..........
  3. 1987   .............. ............... ............... ..........
  4. 1988   .............. ............... ............... ..........
  5. 1989   .............. ............... ............... ..........
  6. 1990   .............. ............... ............... ..........
  7. 1991   .............. ............... ............... ..........
  8. 1992   .............. ............... ............... ..........
  9. 1993   .............. ............... ............... ..........
 10. 1994   .............. ............... ............... ..........
 11. 1995   .............. ............... ............... ..........
------------------------------------------------------------------------
 12. TOTALS .............. ............... ...............    X X X
------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
           ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
           ---------------------------------------------------------------------------------------------------------------
                 (13)         (14)          (15)          (16)           (17)           (18)          (19)         (20)
              Direct and                 Direct and                    Direct and                  Direct and
                Assumed      Ceded         Assumed       Ceded           Assumed        Ceded        Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior  .............. ........... .............. .............. .............. .............. ............. .........
  2. 1986   .............. ........... ..............
  3. 1987   .............. ........... ..............
  4. 1988   .............. ........... ..............
  5. 1989   .............. ........... ..............
  6. 1990   .............. ........... ..............                 N              O              N              E
  7. 1991   .............. ........... ..............
  8. 1992   .............. ........... ..............
  9. 1993   .............. ........... ..............
 10. 1994   .............. ........... ..............
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------
 12. TOTALS .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                   (21)           (22)             (23)              (24)

               Salvage and     Unallocated      Total Net          Number of
               Subrogation        Loss          Losses and          Claims
               Anticipated       Expenses        Expenses         Outstanding
                                  Unpaid          Unpaid           Direct and
                                                                     Assumed
----------------------------------------------------------------------------------
  1. Prior  .............. ................ ................. .................
  2. 1986       .......... ................ ................. .................
  3. 1987       .......... ................ ................. .................
  4. 1988       .......... ................ ................. .................
  5. 1989       .......... ................ ................. .................
  6. 1990       .......... ................ ................. .................
  7. 1991       .......... ................ ................. .................
  8. 1992       .......... ................ ................. .................
  9. 1993       .......... ................ ................. .................
 10. 1994       .......... ................ ................. .................
 11. 1995   .............. ................ ................. .................
----------------------------------------------------------------------------------
 12. TOTALS .............. ................ ................. .................
----------------------------------------------------------------------------------

================================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                  (25)          (26)         (27)           (28)          (29)           (30)        (31)           (32)
               Direct and      Ceded         Net         Direct and       Ceded          Net         Loss           Loss
                 Assumed                                   Assumed                                                Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X        X X X         X X X          X X X          X X X          X X X     ............. .............
  2. 1986   .............. ........... .............. .............. .............. .............. ............. .............
  3. 1987   .............. ........... .............. .............. .............. .............. ............. .............
  4. 1988   .............. ........... .............. .............. .............. .............. ............. .............
  5. 1989   .............. ........... .............. .............. .............. .............. ............. .............
  6. 1990   .............. ........... .............. .............. .............. .............. ............. .............
  7. 1991   .............. ........... .............. .............. .............. .............. ............. .............
  8. 1992   .............. ........... .............. .............. .............. .............. ............. .............
  9. 1993   .............. ........... .............. .............. .............. .............. ............. .............
 10. 1994   .............. ........... .............. .............. .............. .............. ............. .............
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .............
-------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X          X X X          X X X          X X X     ............. .............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                  (33)                NET BALANCE SHEET
                                   RESERVES AFTER DISCOUNT
              Inter-Company     -------------------------------
                 Pooling            (34)            (35)
              Participation
               Percentage       Losses          Loss Expenses
                                Unpaid             Unpaid
---------------------------------------------------------------
  1. Prior      X X X      .................. .................
  2. 1986   .............. .................. .................
  3. 1987   .............. .................. .................
  4. 1988   .............. .................. .................
  5. 1989   .............. .................. .................
  6. 1990   .............. .................. .................
  7. 1991   .............. .................. .................
  8. 1992   .............. .................. .................
  9. 1993   .............. .................. .................
 10. 1994   .............. .................. .................
 11. 1995   .............. .................. .................
---------------------------------------------------------------
 12. TOTALS     X X X      .................. .................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 1R - SECTION 2
                       PRODUCTS LIABILITY - CLAIMS-MADE

                                ($000 Omitted)

===========================================================================================================================
    (1)                   PREMIUMS EARNED                                                  LOSS AND LOSS EXPENSE PAYMENTS
 Years in   ---------------------------------------------------------------------------------------------------------------
  Which           (2)             (3)            (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                   ---------------------------------------------------------------
Were Earned   Direct and                         Net               (5)             (6)              (7)            (8)
and Losses      Assumed       Ceded       (Cols. 2 - 3)      Direct and                         Direct and
Were Incur.                                                    Assumed          Ceded             Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X            X X X      ............... ................. ................. ...........
  2. 1986   ............. ............... ................ ............... ................. ................. ...........
  3. 1987   ............. ............... ................ ............... ................. ................. ...........
  4. 1988   ............. ............... ................ ............... ................. ................. ...........
  5. 1989   ............. ............... ................ ............... ................. ................. ...........
  6. 1990   ............. ............... ................ ............... ................. ................. ...........
  7. 1991   ............. ............... ................ ............... ................. ................. ...........
  8. 1992   ............. ............... ................ ............... ................. ................. ...........
  9. 1993   ............. ............... ................ ............... ................. ................. ...........
 10. 1994   ............. ............... ................ ............... ................. ................. ...........
 11. 1995   ............. ............... ................ ............... ................. ................. ...........

---------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X            X X X      ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------

========================================================================
  (1)                                                         (12)
 Years in   ----------------------------------------------
  Which          (9)            (10)           (11)         Number of
 Premiums                                       Total        Claims
Were Earned   Salvage and    Unallocated      Net Paid     Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6   Direct and
Were Incur.    Received       Payments      + 7 - 8 + 10)    Assumed
-------------------------------------------------------------------------
  1. Prior  .............. ............... ...............    X X X
  2. 1986   .............. ............... ............... ..........
  3. 1987   .............. ............... ............... ..........
  4. 1988   .............. ............... ............... ..........
  5. 1989   .............. ............... ............... ..........
  6. 1990   .............. ............... ............... ..........
  7. 1991   .............. ............... ............... ..........
  8. 1992   .............. ............... ............... ..........
  9. 1993   .............. ............... ............... ..........
 10. 1994   .............. ............... ............... ..........
 11. 1995   .............. ............... ............... ..........

-------------------------------------------------------------------------
 12. TOTALS .............. ............... ...............    X X X
-------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
            ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                         CASE BASIS             BULK + IBNR
            ---------------------------------------------------------------------------------------------------------------
                  (13)         (14)          (15)           (16)           (17)          (18)          (19)         (20)
               Direct and                 Direct and                    Direct and                  Direct and
                 Assumed      Ceded         Assumed       Ceded          Assumed        Ceded         Assumed      Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior  .............. ........... .............. .............. .............. .............. ............. .........
  2. 1986   .............. ........... ..............
  3. 1987   .............. ........... ..............
  4. 1988   .............. ........... ..............
  5. 1989   .............. ........... ..............
  6. 1990   .............. ........... ..............                 N              O              N              E
  7. 1991   .............. ........... ..............
  8. 1992   .............. ........... ..............
  9. 1993   .............. ........... ..............
 10. 1994   .............. ........... ..............
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .........

--------------------------------------------------------------------------------------------------------------------------
 12. TOTALS .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                     (21)              (22)            (23)                 (24)

             Salvage and      Unallocated       Total Net         Number of
             Subrogation         Loss           Losses and          Claims
             Anticipated        Expenses         Expenses        Outstanding
                                Unpaid            Unpaid           Direct and
                                                                   Assumed
----------------------------------------------------------------------------------
  1. Prior  .............. ................ ................. .................
  2. 1986       .......... ................ ................. .................
  3. 1987       .......... ................ ................. .................
  4. 1988       .......... ................ ................. .................
  5. 1989       .......... ................ ................. .................
  6. 1990       .......... ................ ................. .................
  7. 1991       .......... ................ ................. .................
  8. 1992       .......... ................ ................. .................
  9. 1993       .......... ................ ................. .................
 10. 1994       .......... ................ ................. .................
 11. 1995   .............. ................ ................. .................

----------------------------------------------------------------------------------
 12. TOTALS .............. ................ ................. .................
----------------------------------------------------------------------------------

===============================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                TIME VALUE OF MONEY
            -------------------------------------------------------------------------------------------------------------------
                  (25)        (26)          (27)           (28)          (29)          (30)            (31)          (32)

              Direct and                     Net         Direct and      Ceded          Net            Loss          Loss
                Assumed       Ceded                       Assumed                                                   Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X         X X X          X X X          X X X          X X X   ............. .............
  2. 1986   .............. ........... .............. .............. .............. .............. ............. .............
  3. 1987   .............. ........... .............. .............. .............. .............. ............. .............
  4. 1988   .............. ........... .............. .............. .............. .............. ............. .............
  5. 1989   .............. ........... .............. .............. .............. .............. ............. .............
  6. 1990   .............. ........... .............. .............. .............. .............. ............. .............
  7. 1991   .............. ........... .............. .............. .............. .............. ............. .............
  8. 1992   .............. ........... .............. .............. .............. .............. ............. .............
  9. 1993   .............. ........... .............. .............. .............. .............. ............. .............
 10. 1994   .............. ........... .............. .............. .............. .............. ............. .............
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .............

-------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X         X X X          X X X          X X X          X X X    ............. .............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                (33)                   NET BALANCE SHEET
                                    RESERVES AFTER DISCOUNT
            Inter-Company   ---------------------------------
               Pooling            (34)            (35)
             Participation
              Percentage        Losses         Loss Expenses
                                Unpaid            Unpaid
---------------------------------------------------------------
  1. Prior      X X X      .................. .................
  2. 1986   .............. .................. .................
  3. 1987   .............. .................. .................
  4. 1988   .............. .................. .................
  5. 1989   .............. .................. .................
  6. 1990   .............. .................. .................
  7. 1991   .............. .................. .................
  8. 1992   .............. .................. .................
  9. 1993   .............. .................. .................
 10. 1994   .............. .................. .................
 11. 1995   .............. .................. .................

---------------------------------------------------------------
 12. TOTALS     X X X      .................. .................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

         SCHEDULE P - PART 1S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

                                ($000 Omitted)


===========================================================================================================================
    (1)                   PREMIUMS EARNED                                                  LOSS AND LOSS EXPENSE PAYMENTS
 Years in   ---------------------------------------------------------------------------------------------------------------
  Which           (2)             (3)            (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    --------------------------------------------------------------
Were Earned   Direct and                         Net             (5)             (6)              (7)            (8)
and Losses      Assumed        Ceded        (Cols. 2 - 3)     Direct and                        Direct and
Were Incur.                                                    Assumed           Ceded           Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X        ............... ................. ................. ...........
  2. 1994   ............. ............... ................ ............... ................. ................. ...........
  3. 1995   ............. ............... ................ ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X          X X X        ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------

========================================================================
  (1)                                                         (12)
 Years in   ----------------------------------------------
  Which            (9)            (10)           (11)      Number of
 Premiums                                       Total        Claims
Were Earned   Salvage and    Unallocated      Net Paid     Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6   Direct and
Were Incur.    Received        Payments     + 7 - 8 + 10)   Assumed
-------------------------------------------------------------------------
  1. Prior  .............. ............... ...............      X X X
  2. 1994   .............. ............... ...............      X X X
  3. 1995   .............. ............... ...............      X X X
-------------------------------------------------------------------------
  4. TOTALS .............. ............... ...............      X X X
-------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
            --------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
            --------------------------------------------------------------------------------------------------------------
                 (13)         (14)          (15)           (16)           (17)            (18)          (19)         (20)
               Direct and                 Direct and                    Direct and                    Direct and
                 Assumed      Ceded         Assumed        Ceded          Assumed        Ceded         Assumed       Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior  .............. ........... ..............
  2. 1994   .............. ........... ..............            N              O              N              E
  3. 1995   .............. ........... ..............
--------------------------------------------------------------------------------------------------------------------------
  4. TOTALS .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                     (21)              (22)            (23)                 (24)

                 Salvage and      Unallocated       Total Net         Number of
                 Subrogation         Loss           Losses and         Claims
                 Anticipated        Expenses         Expenses        Outstanding -
                                     Unpaid           Unpaid          Direct and
                                                                      Assumed
----------------------------------------------------------------------------------
  1. Prior      ............. ................ ................. ................
  2. 1994       ............. ................ ................. ................
  3. 1995       ............. ................ ................. ................
----------------------------------------------------------------------------------
  4. TOTALS     ............. ................ ................. ................
----------------------------------------------------------------------------------

===============================================================================================================================
                          TOTAL LOSSES AND LOSS              LOSS AND LOSS EXPENSE PERCENTAGE               DISCOUNT FOR
                            EXPENSES INCURRED                   (Incurred/Premiums Earned)                TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                  (25)          (26)            (27)            (28)          (29)          (30)         (31)         (32)
               Direct and      Ceded            Net          Direct and      Ceded           Net         Loss         Loss
                Assumed                                        Assumed                                               Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X    ............ .............
  2. 1994   ............... ........... .............. .................. ............ ............ ............ .............
  3. 1995   ............... ........... .............. .................. ............ ............ ............ .............
-------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X    ............ .............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                 (33)               NET BALANCE SHEET
                                 RESERVES AFTER DISCOUNT
             Inter-Company -----------------------------------
                Pooling           (34)            (35)
             Participation
              Percentage         Losses         Loss Expenses
                                 Unpaid            Unpaid
---------------------------------------------------------------
  1. Prior       X X X     .................. .................
  2. 1994   .............. .................. .................
  3. 1995   .............. .................. .................
---------------------------------------------------------------
  4. TOTALS     X X X      .................. .................
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

         SCHEDULE P - PART 1S - FINANCIAL GUARANTY / MORTGAGE GUARANTY
                               ( $000 Omitted )

                (For inhouse use only - Do not submit to NAIC)

===========================================================================================================================
    (1)                   PREMIUMS EARNED                                    LOSS AND LOSS EXPENSE PAYMENTS
 Years in  ----------------------------------------------------------------------------------------------------------------
  Which           (2)           (3)            (4)                 LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                    --------------------------------------------------------------
Were Earned   Direct and                         Net               (5)            (6)              (7)            (8)
and Losses     Assumed         Ceded       (Cols. 2 - 3)     Direct and                        Direct and
Were Incur.                                                    Assumed           Ceded           Assumed         Ceded
---------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X          X X X          X X X        ............... ................. ................. ...........
  2. 1986   ............. ............... ................ ............... ................. ................. ...........
  3. 1987   ............. ............... ................ ............... ................. ................. ...........
  4. 1988   ............. ............... ................ ............... ................. ................. ...........
  5. 1989   ............. ............... ................ ............... ................. ................. ...........
  6. 1990   ............. ............... ................ ............... ................. ................. ...........
  7. 1991   ............. ............... ................ ............... ................. ................. ...........
  8. 1992   ............. ............... ................ ............... ................. ................. ...........
  9. 1993   ............. ............... ................ ............... ................. ................. ...........
 10. 1994   ............. ............... ................ ............... ................. ................. ...........
 11. 1995   ............. ............... ................ ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X        ............... ................. ................. ...........
---------------------------------------------------------------------------------------------------------------------------

========================================================================
  (1)                                                         (12)
 Years in   ----------------------------------------------
  Which            (9)            (10)           (11)      Number of
 Premiums                                       Total        Claims
Were Earned   Salvage and    Unallocated      Net Paid     Reported -
and Losses    Subrogation    Loss Expense   (Cols. 5 - 6   Direct and
Were Incur.    Received        Payments     + 7 - 8 + 10)   Assumed
-------------------------------------------------------------------------
  1. Prior  .............. ............... ...............    X X X
  2. 1986   .............. ............... ...............    X X X
  3. 1987   .............. ............... ...............    X X X
  4. 1988   .............. ............... ...............    X X X
  5. 1989   .............. ............... ...............    X X X
  6. 1990   .............. ............... ...............    X X X
  7. 1991   .............. ............... ...............    X X X
  8. 1992   .............. ............... ...............    X X X
  9. 1993   .............. ............... ...............    X X X
 10. 1994   .............. ............... ...............    X X X
 11. 1995   .............. ............... ...............    X X X
-------------------------------------------------------------------------
 12. TOTALS .............. ............... ...............    X X X
-------------------------------------------------------------------------

==========================================================================================================================
                                  LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
           ---------------------------------------------------------------------------------------------------------------
                       CASE BASIS                 BULK + IBNR                    CASE BASIS                BULK + IBNR
           ---------------------------------------------------------------------------------------------------------------
                (13)           (14)         (15)           (16)          (17)            (18)           (19)       (20)
             Direct and                  Direct and                   Direct and                     Direct and
               Assumed        Ceded        Assumed         Ceded        Assumed          Ceded          Assumed    Ceded
--------------------------------------------------------------------------------------------------------------------------
  1. Prior  .............. ........... .............. .............. .............. .............. ............. .........
  2. 1986   .............. ........... .............. .............. .............. .............. ............. .........
  3. 1987   .............. ........... .............. .............. .............. .............. ............. .........
  4. 1988   .............. ........... .............. .............. .............. .............. ............. .........
  5. 1989   .............. ........... .............. .............. .............. .............. ............. .........
  6. 1990   .............. ........... .............. .............. .............. .............. ............. .........
  7. 1991   .............. ........... .............. .............. .............. .............. ............. .........
  8. 1992   .............. ........... .............. .............. .............. .............. ............. .........
  9. 1993   .............. ........... .............. .............. .............. .............. ............. .........
 10. 1994   .............. ........... .............. .............. .............. .............. ............. .........
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------
 12. TOTALS .............. ........... .............. .............. .............. .............. ............. .........
--------------------------------------------------------------------------------------------------------------------------

==================================================================================
                    (21)             (22)              (23)              (24)

                 Salvage and      Unallocated       Total Net          Number of
                 Subrogation         Loss           Losses and           Claims
                 Anticipated       Expenses          Expenses          Outstanding
                                    Unpaid            Unpaid            Direct and
                                                                         Assumed
----------------------------------------------------------------------------------
  1. Prior  .............. ................ ................. .................
  2. 1986   .............. ................ ................. .................
  3. 1987   .............. ................ ................. .................
  4. 1988   .............. ................ ................. .................
  5. 1989   .............. ................ ................. .................
  6. 1990   .............. ................ ................. .................
  7. 1991   .............. ................ ................. .................
  8. 1992   .............. ................ ................. .................
  9. 1993   .............. ................ ................. .................
 10. 1994   .............. ................ ................. .................
 11. 1995   .............. ................ ................. .................
----------------------------------------------------------------------------------
 12. TOTALS .............. ................ ................. .................
----------------------------------------------------------------------------------

================================================================================================================================
                          TOTAL LOSSES AND LOSS           LOSS AND LOSS EXPENSE PERCENTAGE                DISCOUNT FOR
                            EXPENSES INCURRED                (Incurred/Premiums Earned)               TIME VALUE OF MONEY
           --------------------------------------------------------------------------------------------------------------------
                 (25)         (26)         (27)           (28)           (29)          (30)           (31)           (32)
               Direct and     Ceded        Net          Direct and       Ceded         Net            Loss           Loss
                Assumed                                   Assumed                                                   Expense
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior      X X X         X X X        X X X          X X X          X X X          X X X      ............. .............
  2. 1986   .............. ........... .............. .............. .............. .............. ............. .............
  3. 1987   .............. ........... .............. .............. .............. .............. ............. .............
  4. 1988   .............. ........... .............. .............. .............. .............. ............. .............
  5. 1989   .............. ........... .............. .............. .............. .............. ............. .............
  6. 1990   .............. ........... .............. .............. .............. .............. ............. .............
  7. 1991   .............. ........... .............. .............. .............. .............. ............. .............
  8. 1992   .............. ........... .............. .............. .............. .............. ............. .............
  9. 1993   .............. ........... .............. .............. .............. .............. ............. .............
 10. 1994   .............. ........... .............. .............. .............. .............. ............. .............
 11. 1995   .............. ........... .............. .............. .............. .............. ............. .............
-------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X         X X X         X X X          X X X          X X X          X X X     ............. .............
-------------------------------------------------------------------------------------------------------------------------------

===============================================================
                 (33)                NET BALANCE SHEET
                                  RESERVES AFTER DISCOUNT
             Inter-Company     -------------------------------
               Pooling             (34)            (35)
             Participation
               Percentage        Losses        Loss Expenses
                                 Unpaid            Unpaid
---------------------------------------------------------------
  1. Prior      X X X      .................. .................
  2. 1986   .............. .................. .................
  3. 1987   .............. .................. .................
  4. 1988   .............. .................. .................
  5. 1989   .............. .................. .................
  6. 1990   .............. .................. .................
  7. 1991   .............. .................. .................
  8. 1992   .............. .................. .................
  9. 1993   .............. .................. .................
 10. 1994   .............. .................. .................
 11. 1995   .............. .................. .................
---------------------------------------------------------------
 12. TOTALS     X X X      .................. .................
---------------------------------------------------------------

                                      97B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

====================================================================================================================================

     (1)               INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )                 DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------------

 Years in Which   (2)       (3)       (4)       (5)       (6)       (7)       (8)       (9)      (10)     (11)    (12)      (13)
  Losses Were
    Incurred      1986     1987      1988      1989      1990      1991      1992      1993      1994     1995   One Year  Two Year
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  2. 1986  .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  3. 1987  ....  X X X   ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  4. 1988  ....  X X X     X X X   ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  5. 1989  ....  X X X     X X X     X X X   ......... ......... ......... ......... ......... ......... ....... ......... .........
  6. 1990  ....  X X X     X X X     X X X     X X X   ......... ......... ......... ......... ......... ....... ......... .........
  7. 1991  ....  X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ......... ....... ......... .........
  8. 1992  ....  X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ....... ......... .........
  9. 1993  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ....... ......... .........
 10. 1994  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ...... 44 .... 50 ....... 6   X X X
 11. 1995  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ... 257   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12.   TOTALS ... 6 ........
------------------------------------------------------------------------------------------------------------------------------------

                             SCHEDULE P - PART 2B
                   PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

====================================================================================================================================
  1. Prior .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  2. 1986  .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  3. 1987  ....  X X X   ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  4. 1988  ....  X X X     X X X   ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  5. 1989  ....  X X X     X X X     X X X   ......... ......... ......... ......... ......... ......... ....... ......... .........
  6. 1990  ....  X X X     X X X     X X X     X X X   .........   NONE    ......... ......... ......... ....... ......... .........
  7. 1991  ....  X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ......... ....... ......... .........
  8. 1992  ....  X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ....... ......... .........
  9. 1993  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ....... ......... .........
 10. 1994  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ....... .........   X X X
 11. 1995  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   .......   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12.   TOTALS ..... ........
------------------------------------------------------------------------------------------------------------------------------------

                             SCHEDULE P - PART 2C
                    COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

====================================================================================================================================
  1. Prior .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  2. 1986  .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  3. 1987  ....  X X X   ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  4. 1988  ....  X X X     X X X   ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  5. 1989  ....  X X X     X X X     X X X   ......... ......... ......... ......... ......... ......... ....... ......... .........
  6. 1990  ....  X X X     X X X     X X X     X X X   ......... ......... ......... ......... ......... ....... ......... .........
  7. 1991  ....  X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ......... ....... ......... .........
  8. 1992  ....  X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ....... ......... .........
  9. 1993  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ....... ......... .........
 10. 1994  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ....... .........   X X X
 11. 1995  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X       135   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12.   TOTALS ..... ........
------------------------------------------------------------------------------------------------------------------------------------


                 SCHEDULE P - PART 2D - WORKERS' COMPENSATION

====================================================================================================================================
  1. Prior .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  2. 1986  .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  3. 1987  ....  X X X   ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  4. 1988  ....  X X X     X X X   ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  5. 1989  ....  X X X     X X X     X X X   ......... ......... ......... ......... ......... ......... ....... ......... .........
  6. 1990  ....  X X X     X X X     X X X     X X X   ......... ......... ......... ......... ......... ....... ......... .........
  7. 1991  ....  X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ......... ....... ......... .........
  8. 1992  ....  X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ....... ......... .........
  9. 1993  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ......... ....... ......... .........
 10. 1994  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ......... ....... .........   X X X
 11. 1995  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X         3   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12.   TOTALS ..... ........
------------------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL

====================================================================================================================================

  1. Prior ....    3,545     3,501     4,193     4,343     4,362     4,378     3,982     3,927     3,932   3,924       (8)       (3)
  2. 1986  .... ........ ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  3. 1987  ....  X X X   ......... ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  4. 1988  ....  X X X     X X X   ......... ......... ......... ......... ......... ......... ......... ....... ......... .........
  5. 1989  ....  X X X     X X X     X X X   ......... ......... ......... ......... ......... ......... ....... ......... .........
  6. 1990  ....  X X X     X X X     X X X     X X X   ......... ......... ......... ......... ......... ....... ......... .........
  7. 1991  ....  X X X     X X X     X X X     X X X     X X X   ......... ......... ......... ......... ....... ......... .........
  8. 1992  ....  X X X     X X X     X X X     X X X     X X X     X X X   ...... 26 ...... 46 ...... 29 .... 28 ..... (1) .... (18)
  9. 1993  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X   ..... 251 ..... 238 ... 221 .... (17) .... (30)
 10. 1994  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   ..... 659 ... 763 .... 104    X X X
 11. 1995  ....  X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   . 1,241   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12.   TOTALS ...78 ....(51)
------------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 2F - SECTION 1
                       MEDICAL MALPRACTICE - OCCURRENCE

============================================================================================================================
      (1)                                    INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )
   Years in              ---------------------------------------------------------------------------------------------------
     Which                    (2)            (3)         (4)            (5)           (6)          (7)           (8)
  Losses Were
   Incurred                  1986           1987         1988           1989          1990         1991          1992
----------------------------------------------------------------------------------------------------------------------------
  1. Prior ............. ............. ............. ............. ............. ............. ............. .............
  2. 1986 .............. ............. ............. ............. ............. ............. ............. .............
  3. 1987 ..............     X X X     ............. ............. ............. ............. ............. .............
  4. 1988 ..............     X X X         X X X     ............. ............. ............. ............. .............
  5. 1989 ..............     X X X         X X X         X X X     ............. ............. ............. .............
  6. 1990 ..............     X X X         X X X         X X X         X X X     .............      NONE     .............
  7. 1991 ..............     X X X         X X X         X X X         X X X         X X X     ............. .............
  8. 1992 ..............     X X X         X X X         X X X         X X X         X X X         X X X     .............
  9. 1993 ..............     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 ..............     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 ..............     X X X         X X X         X X X         X X X         X X X         X X X         X X X
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

================================================================================================
    (1)                                                                  DEVELOPMENT
 Years in                   --------------------------------------------------------------------
   Which                      (9)          (10)          (11)          (12)          (13)
Losses Were
 Incurred                    1993          1994          1995        One Year      Two Year
------------------------------------------------------------------------------------------------
  1. Prior ............. ............. ............. ............. ............. ..............
  2. 1986 .............. ............. ............. ............. ............. ..............
  3. 1987 .............. ............. ............. ............. ............. ..............
  4. 1988 .............. ............. ............. ............. ............. ..............
  5. 1989 .............. ............. ............. ............. ............. ..............
  6. 1990 .............. ............. ............. ............. ............. ..............
  7. 1991 .............. ............. ............. ............. ............. ..............
  8. 1992 .............. ............. ............. ............. ............. ..............
  9. 1993 .............. ............. ............. ............. ............. ..............
 10. 1994 ..............     X X X     ............. ............. .............     X X X
 11. 1995 ..............     X X X         X X X     .............     X X X         X X X
-------------------------------------------------------------------------------------------------
                                                     12.  TOTALS   ............. ..............
-------------------------------------------------------------------------------------------------

                       SCHEDULE P - PART 2F - SECTION 2
                       MEDICAL MALPRACTICE - CLAIMS-MADE

=========================================================================================================================
  1. Prior .......... .............. ............. ............. ............. ............. ............. .............
  2. 1986 ........... .............. ............. ............. ............. ............. ............. .............
  3. 1987 ...........      X X X     ............. ............. ............. ............. ............. .............
  4. 1988 ...........      X X X         X X X     ............. ............. ............. ............. .............
  5. 1989 ...........      X X X         X X X         X X X     ............. .............               .............
  6. 1990 ...........      X X X         X X X         X X X         X X X     .............      NONE     .............
  7. 1991 ...........      X X X         X X X         X X X         X X X         X X X     ............. .............
  8. 1992 ...........      X X X         X X X         X X X         X X X         X X X         X X X     .............
  9. 1993 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

===========================================================================================
 1. Prior ..........  ............ ............. ............. ............. .............
 2. 1986 ...........  ............ ............. ............. ............. .............
 3. 1987 ...........  ............ ............. ............. ............. .............
 4. 1988 ...........  ............ ............. ............. ............. .............
 5. 1989 ...........  ............ ............. ............. ............. .............
 6. 1990 ...........  ............ ............. ............. ............. .............
 7. 1991 ...........  ............ ............. ............. ............. .............
 8. 1992 ...........  ............ ............. ............. ............. .............
 9. 1993 ...........  ............ ............. ............. ............. .............
10. 1994 ...........     X X X     ............. ............. .............     X X X
11. 1995 ...........     X X X         X X X     .............     X X X         X X X
-------------------------------------------------------------------------------------------
                                                  12.  TOTALS    ............. ...........
-------------------------------------------------------------------------------------------

                   SCHEDULE P - PART 2G - SPECIAL LIABILITY
                     (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)

=========================================================================================================================
 1. Prior .......... .............. ............. ............. ............. ............. ............. .............
 2. 1986 ........... .............. ............. ............. ............. ............. ............. .............
 3. 1987 ...........      X X X     ............. ............. ............. ............. ............. .............
 4. 1988 ...........      X X X         X X X     ............. ............. ............. ............. .............
 5. 1989 ...........      X X X         X X X         X X X     ............. .............               .............
 6. 1990 ...........      X X X         X X X         X X X         X X X     .............      NONE     .............
 7. 1991 ...........      X X X         X X X         X X X         X X X         X X X     ............. .............
 8. 1992 ...........      X X X         X X X         X X X         X X X         X X X         X X X     .............
 9. 1993 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
10. 1994 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
11. 1995 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

===============================================================================================
 1. Prior .......... ............. ............. ............. ............. .................
 2. 1986 ........... ............. ............. ............. ............. .................
 3. 1987 ........... ............. ............. ............. ............. .................
 4. 1988 ........... ............. ............. ............. ............. .................
 5. 1989 ........... ............. ............. ............. ............. .................
 6. 1990 ........... ............. ............. ............. ............. .................
 7. 1991 ........... ............. ............. ............. ............. .................
 8. 1992 ........... ............. ............. ............. ............. .................
 9. 1993 ........... ............. ............. ............. ............. .................
10. 1994 ...........     X X X     ............. ............. .............      X X X
11. 1995 ...........     X X X         X X X     .............     X X X          X X X
-----------------------------------------------------------------------------------------------
                                                 12.  TOTALS  ............. .................
-----------------------------------------------------------------------------------------------

                       SCHEDULE P - PART 2H - SECTION 1
                         OTHER LIABILITY - OCCURRENCE

========================================================================================================================
 1. Prior ..........  ...... 3,132  ...... 3,949  ...... 4,109  ...... 4,811   ..... 6,074  ...... 5,566  ...... 5,102
 2. 1986 ...........  ........ 175  ........ 136  ........ 143  ........ 143   ....... 143  ........ 143  ........ 143
 3. 1987 ...........      X X X     ........ 119  ........ 104  ......... 74   ........ 74  ......... 74  ......... 74
 4. 1988 ...........      X X X         X X X     ......... 15  .............  ............ ............. .............
 5. 1989 ...........      X X X         X X X         X X X     .............  ............ ............. .............
 6. 1990 ...........      X X X         X X X         X X X         X X X      ............ ............. .............
 7. 1991 ...........      X X X         X X X         X X X         X X X         X X X     ............. .............
 8. 1992 ...........      X X X         X X X         X X X         X X X         X X X         X X X     .............
 9. 1993 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
10. 1994 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
11. 1995 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

===========================================================================================
 1. Prior .......... ...... 5,335  ...... 5,305  ...... 5,304  ......... (1) ........ (31)
 2. 1986 ........... ........ 142  ........ 143  ........ 143  ............. .......... 1
 3. 1987 ........... ......... 74  ......... 74  ......... 74  ............. .............
 4. 1988 ........... ............. ............. ............. ............. .............
 5. 1989 ........... ............. ............. ............. ............. .............
 6. 1990 ........... ............. ............. ............. ............. .............
 7. 1991 ........... ............. ............. ............. ............. .............
 8. 1992 ........... ............. ............. ............. ............. .............
 9. 1993 ........... ............. ............. ............. ............. .............
10. 1994 ...........     X X X     ............. ............. .............     X X X
11. 1995 ...........     X X X         X X X     ........ 312      X X X         X X X
-------------------------------------------------------------------------------------------
                                                  12.  TOTALS  .......... (1) ........ (30)
-------------------------------------------------------------------------------------------

                        SCHEDULE P - PART 2H - SECTION 2
                         OTHER LIABILITY - CLAIMS-MADE

========================================================================================================================
  1. Prior .......... .............. ............. ............. ............. ............. ............. .............
  2. 1986 ........... .............. ............. ............. ............. ............. ............. .............
  3. 1987 ...........      X X X     ............. ............. ............. ............. ............. .............
  4. 1988 ...........      X X X         X X X     ............. ............. ............. ............. .............
  5. 1989 ...........      X X X         X X X         X X X     ............. ............. ............. .............
  6. 1990 ...........      X X X         X X X         X X X         X X X     .............     NONE      .............
  7. 1991 ...........      X X X         X X X         X X X         X X X         X X X     ............. .............
  8. 1992 ...........      X X X         X X X         X X X         X X X         X X X         X X X     .............
  9. 1993 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 ...........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

=============================================================================================
 1. Prior ..........  ............. ............. ............. ............. .............
 2. 1986 ...........  ............. ............. ............. ............. .............
 3. 1987 ...........  ............. ............. ............. ............. .............
 4. 1988 ...........  ............. ............. ............. ............. .............
 5. 1989 ...........  ............. ............. ............. ............. .............
 6. 1990 ...........  ............. ............. ............. ............. .............
 7. 1991 ...........  ............. ............. ............. ............. .............
 8. 1992 ...........  ............. ............. ............. ............. .............
 9. 1993 ...........  ............. ............. ............. ............. .............
10. 1994 ...........      X X X     ............. ............. .............     X X X
11. 1995 ...........      X X X         X X X     .............     X X X         X X X
---------------------------------------------------------------------------------------------
                                                  12.  TOTALS  .............. .............
---------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE,
                 ALLIED LINES, INLAND MARINE, EARTHQUAKE,
                          GLASS, BURGLARY, AND THEFT)

========================================================================================================================
         (1)                                            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
                     ---------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1986          1987          1988          1989          1990          1991          1992
------------------------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  2. 1994 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  3. 1995 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
========================================================================================================
         (1)          ($000 OMITTED)                                           DEVELOPMENT
--------------------------------------------------------------------------------------------------------
   Years in Which           (9)            (10)            (11)            (12)            (13)
    Losses Were
      Incurred              1993           1994            1995          One Year        Two Year
--------------------------------------------------------------------------------------------------------
  1. Prior .........   ...... 13,821   ...... 13,806   ...... 13,772    ........ (34)   ........ (49)
  2. 1994  .........        X X X      ......  1,062   ......  1,016    ........ (46)      X X X
  3. 1995 ..........        X X X           X X X      ......  1,159      X X X            X X X
--------------------------------------------------------------------------------------------------------
                                                       4.  TOTALS       ........ (80)   ........ (49)
--------------------------------------------------------------------------------------------------------

                  SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

======================================================================================================================
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  2. 1994 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  3. 1995 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

=============================================================================================
  1. Prior ......... ............ 16 .......... 13  ......... 13  ............. ......... (3)
  2. 1994 ..........       X X X     ......... 377  ........ 400  .......... 23     X X X
  3. 1995 ..........       X X X          X X X     ........ 754      X X X         X X X
----------------------------------------------------------------------------------------------
                                                    4.  TOTALS    .......... 23 ......... (3)
----------------------------------------------------------------------------------------------

                    SCHEDULE P - PART 2K - FIDELITY, SURETY

=====================================================================================================================
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  2. 1994 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  3. 1995 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

================================================================================================
  1. Prior ......... ...........      ............. ............. .............  ...........
  2. 1994 ..........       X X X      ............. ............. .............     X X X
  3. 1995 ..........       X X X          X X X     ........... 3     X X X         X X X

-----------------------------------------------------------------------------------------------
                                                    4.  TOTALS    .............  ...........
-----------------------------------------------------------------------------------------------

                         SCHEDULE P - PART 2L - OTHER
                  (INCLUDING CREDIT, ACCIDENT AND HEALTH)

----------------------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  2. 1994 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  3. 1995 ..........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

==================================================================================================
  1. Prior .........   ...... 176,154  .... 177,224  .... 177,139  ........ (85) ........ 985
  2. 1994 ..........        X X X      ..... 47,177  ..... 48,994  ...... 1,817      X X X
  3. 1995 ..........        X X X          X X X     ..... 52,636      X X X         X X X
------------------------------------------------------------------------------------------------
                                                     4.  TOTALS    ...... 1,732  ........ 985
------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 2M - INTERNATIONAL

========================================================================================================================
  1. Prior ......... ............... ............. ............. ............. ............. ............. .............
  2. 1986 .......... ............... ............. ............. ............. ............. ............. .............
  3. 1987 ..........       X X X     ............. ............. ............. ............. ............. .............
  4. 1988 ..........       X X X         X X X     ............. ............. ............. ............. .............
  5. 1989 ..........       X X X         X X X         X X X     ............. ............. ............. .............
  6. 1990 ..........       X X X         X X X         X X X         X X X     .............     NONE      .............
  7. 1991 ..........       X X X         X X X         X X X         X X X         X X X     ............. .............
  8. 1992 ..........       X X X         X X X         X X X         X X X         X X X         X X X     .............
  9. 1993 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

=============================================================================
  1. Prior ......... ............. ............. ............. .............
  2. 1986 .......... ............. ............. ............. .............
  3. 1987 .......... ............. ............. ............. .............
  4. 1988 .......... ............. ............. ............. .............
  5. 1989 .......... ............. ............. ............. .............
  6. 1990 .......... ............. ............. ............. .............
  7. 1991 .......... ............. ............. ............. .............
  8. 1992 .......... ............. ............. ............. .............
  9. 1993 .......... ............. ............. ............. .............
 10. 1994 .......... ............. ............. .............     X X X
 11. 1995 ..........     X X X     .............     X X X         X X X
-----------------------------------------------------------------------------
                                    12.  TOTALS  ............. ..............
-----------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR
  SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY, AND THEFT)

                (For inhouse use only - Do not submit to NAIC)

====================================================================================================================================

     (1)               INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )
                  ------------------------------------------------------------------------------------------------------------------
Years in Which         (2)                 (3)               (4)            (5)             (6)          (7)              (8)
  Losses Were
   Incurred           1986                1987              1988           1989            1990         1991             1992
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior...... ..........4,449    .......... 4,449  ......... 4,449 ........ 4,449 ........ 4,449 ........ 4,449 .......... 4,449
  2. 1986 ...... ..........1,067    .......... 1,067  ......... 1,067 ........ 1,067 ........ 1,067 ........ 1,067 .......... 1,067
  3. 1987 ......     X X X          .......... 1,153  ......... 1,153 ........ 1,153 ........ 1,153 ........ 1,153 .......... 1,153
  4. 1988 ......     X X X              X X X         ......... 1,249 ........ 1,249 ........ 1,249 ........ 1,249 .......... 1,249
  5. 1989 ......     X X X              X X X           X X X         ........ 1,201 ........ 1,198 ........ 1,181 .......... 1,182
  6. 1990 ......     X X X              X X X           X X X           X X X        ........ 1,172 ........ 1,140 .......... 1,131
  7. 1991 ......     X X X              X X X           X X X           X X X          X X X        ........ 1,120 .......... 1,099
  8. 1992 ......     X X X              X X X           X X X           X X X          X X X          X X X        .......... 1,689
  9. 1993 ......     X X X              X X X           X X X           X X X          X X X          X X X           X X X
 10. 1994 ......     X X X              X X X           X X X           X X X          X X X          X X X           X X X
 11. 1995 ......     X X X              X X X           X X X           X X X          X X X          X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

======================================================================================

     (1)                                                         DEVELOPMENT
               -----------------------------------------------------------------------
Years in Which        (9)          (10)            (11)         (12)         (13)
  Losses Were
   Incurred          1993         1994             1995       One Year     Two Year
--------------------------------------------------------------------------------------
  1. Prior...... ........ 4,449 ......... 4,449 ........ 4,449 .......... ...........
  2. 1986 ...... ........ 1,067 ......... 1,067 ........ 1,067 .......... ...........
  3. 1987 ...... ........ 1,153 ......... 1,153 ........ 1,153 .......... ...........
  4. 1988 ...... ........ 1,249 ......... 1,249 ........ 1,249 .......... ...........
  5. 1989 ...... ........ 1,182 ......... 1,183 ........ 1,183 .......... ........  1
  6. 1990 ...... ........ 1,131 ......... 1,131 ........ 1,133 ....... 2. ........  2
  7. 1991 ...... ........ 1,077 ......... 1,078 ........ 1,078 .......... ........  1
  8. 1992 ...... ........ 1,749 ......... 1,738 ........ 1,735 ...... (3) ........(14)
  9. 1993 ...... ........   764 .........   758 ........   724 ..... (34) ........(40)
 10. 1994 ......   X X X        ......... 1,062 ........ 1,016 ..... (46)   X X X
 11. 1995 ......   X X X          X X X         ........ 1,159   X X X      X X X
--------------------------------------------------------------------------------------
                                              12.  TOTALS ........ (80) ......... (49)
--------------------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                  SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

=============================================================================================================================
  1. Prior ......   ...........    ...........    ...........   ...........   ...........    ...........     ............
  2. 1986  ......   ...........    ...........    ...........   ...........   ...........    ...........     ............
  3. 1987  ......      X X X       ...........    ...........   ...........   ...........    ...........     ............
  4. 1988  ......      X X X          X X X       ...........   ...........   ...........    ...........     ............
  5. 1989  ......      X X X          X X X         X X X       ...........   ...........    ...........     ............
  6. 1990  ......      X X X          X X X         X X X          X X X      ...........    ...........     ............
  7. 1991  ......      X X X          X X X         X X X          X X X         X X X       ...........     ............
  8. 1992  ......      X X X          X X X         X X X          X X X         X X X          X X X        ............
  9. 1993  ......      X X X          X X X         X X X          X X X         X X X          X X X           X X X
 10. 1994  ......      X X X          X X X         X X X          X X X         X X X          X X X           X X X
 11. 1995  ......      X X X          X X X         X X X          X X X         X X X          X X X           X X X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

======================================================================================
  1. Prior ......    .........    .........    .......    .........     .........
  2. 1986  ......    .........    .........    .......    .........     .........
  3. 1987  ......    .........    .........    .......    .........     .........
  4. 1988  ......    .........    .........    .......    .........     .........
  5. 1989  ......    .........    .........    .......    .........     .........
  6. 1990  ......    .........    .........    .......    .........     .........
  7. 1991  ......    .........    .........    .......    .........     .........
  8. 1992  ......    .........    .........    .......    .........     .........
  9. 1993  ......    .......16    .......13    .....13    .........     ......(3)
 10. 1994  ......      X X X      ..... 377    ... 400    ...... 23       X X X
 11. 1995  ......      X X X        X X X      ... 754      X X X         X X X
--------------------------------------------------------------------------------------
                                        12.  TOTALS ........... 23 ...........(3)
------------------------------------------------------------------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                    SCHEDULE P - PART 2K - FIDELITY, SURETY

====================================================================================================================================
  1. Prior ......   ..........    ............   ...........    ...........   ............     ............     .............
  2. 1986  ......   ..........    ............   ...........    ...........   ............     ............     .............
  3. 1987  ......     X X X       ............   ...........    ...........   ............     ............     .............
  4. 1988  ......     X X X          X X X       ...........    ...........   ............     ............     .............
  5. 1989  ......     X X X          X X X          X X X       ...........   ............     ............     .............
  6. 1990  ......     X X X          X X X          X X X         X X X       ............     ............     .............
  7. 1991  ......     X X X          X X X          X X X         X X X          X X X         ............     .............
  8. 1992  ......     X X X          X X X          X X X         X X X          X X X            X X X         .............
  9. 1993  ......     X X X          X X X          X X X         X X X          X X X            X X X             X X X
 10. 1994  ......     X X X          X X X          X X X         X X X          X X X            X X X             X X X
 11. 1995  ......     X X X          X X X          X X X         X X X          X X X            X X X             X X X
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

======================================================================================
  1. Prior ........   .........   .........   .......    .........     .........
  2. 1986  ........   .........   .........   .......    .........     .........
  3. 1987  ........   .........   .........   .......    .........     .........
  4. 1988  ........   .........   .........   .......    .........     .........
  5. 1989  ........   .........   .........   .......    .........     .........
  6. 1990  ........   .........   .........   .......    .........     .........
  7. 1991  ........   .........   .........   .......    .........     .........
  8. 1992  ........   .........   .........   .......    .........     .........
  9. 1993  ........   .........   .........   .......    .........     .........
 10. 1994  ........     X X X     .........   .......    .........       X X X
 11. 1995  ........     X X X       X X X     ..... 3      X X X         X X X
--------------------------------------------------------------------------------------
                                                12.  TOTALS ......... .........
--------------------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

     SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

====================================================================================================================================
  1. Prior........    ............ ............ ............. ............ ..............   ............      ...............
  2. 1986 ........    ...... 8,122 ...... 8,631 ....... 8,533 ...... 8,529 ........ 8,529   ...... 8,572      ........  8,571
  3. 1987 ........        X X X    ..... 10,019 ...... 10,311 ......10,380 ....... 10,676   ..... 10,636      ........ 10,652
  4. 1988 ........        X X X       X X X     ...... 16,208 ..... 14,828 ....... 14,743   ..... 14,684      ........ 14,696
  5. 1989 ........        X X X       X X X         X X X     ..... 21,340 ........21,626   ......21,459      ........ 21,409
  6. 1990 ........        X X X       X X X         X X X         X X X    ....... 24,297   ..... 22,509      ........ 21,520
  7. 1991 ........        X X X       X X X         X X X         X X X       X X X         ..... 19,241      .........20,743
  8. 1992 ........        X X X       X X X         X X X         X X X       X X X             X X X         ........ 31,074
  9. 1993 ........        X X X       X X X         X X X         X X X       X X X             X X X              X X X
 10. 1994 ........        X X X       X X X         X X X         X X X       X X X             X X X              X X X
 11. 1995 ........        X X X       X X X         X X X         X X X       X X X             X X X              X X X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

======================================================================================
  1. Prior.......    ...........   ...........   ...........   ...........   ..........
  2. 1986 .......    ..... 8,572   ..... 8,571   ..... 8,571   ...........   ...... (1)
  3. 1987 .......    .... 10,655   .... 10,655   .... 10,655   ...........   ..........
  4. 1988 .......    .... 14,697   .... 14,697   .... 14,697   ...........   ..........
  5. 1989 .......    .... 21,410   .... 21,410   .... 21,410   ...........   ..........
  6. 1990 .......    .... 21,475   .... 21,474   .... 21,474   ...........   .......(1)
  7. 1991 .......    .... 20,504   .... 20,471   .... 20,464   ....... (7)   ......(40)
  8. 1992 .......    .... 32,868   .... 32,981   .... 32,947   .......(34)   ...... 79
  9. 1993 .......    .... 45,973   .... 46,965   .... 46,922   .......(43)   ....  949
 10. 1994 .......        X X X     .. ..47,177   .... 48,994   ..... 1,817     X X X
 11. 1995 .......        X X X        X X X      .... 52,636     X X X         X X X
--------------------------------------------------------------------------------------
                                              12. TOTALS   ......... 1,732  ....... 985
--------------------------------------------------------------------------------------

                     SCHEDULE P - PART 2M - INTERNATIONAL

====================================================================================================================================
  1. Prior ........     ...........   .............   ............   ...........   ...........   .............    ..............
  2. 1986  ........     ...........   .............   ............   ...........   ...........   .............    ..............
  3. 1987  ........        X X X      .............   ............   ...........   ...........   .............    ..............
  4. 1988  ........        X X X          X X X       ............   ...........   ...........   .............    ..............
  5. 1989  ........        X X X          X X X           X X X      ...........   ...........   .............    .............
  6. 1990  ........        X X X          X X X           X X X        X X X       ...........   .............    .............
  7. 1991  ........        X X X          X X X           X X X        X X X          X X X      .............    .............
  8. 1992  ........        X X X          X X X           X X X        X X X          X X X          X X X        .............
  9. 1993  ........        X X X          X X X           X X X        X X X          X X X          X X X           X X X
 10. 1994  ........        X X X          X X X           X X X        X X X          X X X          X X X           X X X
 11. 1995  ........        X X X          X X X           X X X        X X X          X X X          X X X           X X X
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

======================================================================================
  1. Prior ..........  .............    ............   ...........  .........  ........
  2. 1986  ..........  .............    ............   ...........  .........  ........
  3. 1987  ..........  .............    ............   ...........  .........  ........
  4. 1988  ..........  .............    ............   ...........  .........  ........
  5. 1989  ..........  .............    ............   ...........  .........  ........
  6. 1990  ..........  .............    ............   ...........  .........  ........
  7. 1991  ..........  .............    ............   ...........  .........  ........
  8. 1992  ..........  .............    ............   ...........  .........  ........
  9. 1993  ..........  .............    ............   ...........  .........  ........
 10. 1994  .........       X X X        ............   ...........  .........    X X X
 11. 1995  .........       X X X            X X X      ...........    X X X      X X X
--------------------------------------------------------------------------------------
                                                      12.  TOTALS .......... .........
--------------------------------------------------------------------------------------

                                     100B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                   SCHEDULE P - PART 2N - REINSURANCE A

====================================================================================================================================

     (1)                     INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )           DEVELOPMENT
               ---------------------------------------------------------------------------------------------------------------------

Years in Which     (2)     (3)       (4)       (5)       (6)       (7)       (8)       (9)      (10)     (11)     (12)      (13)
 Losses Were
   Incurred       1986    1987      1988      1989      1990      1991      1992      1993      1994     1995    One Year  Two Year

------------------------------------------------------------------------------------------------------------------------------------

  1. 1988 .....  X X X    X X X   ... 1,116 ..... 994 ..... 929 ..... 710 ..... 706 ..... 648 ..... 651 .... 644 ..... (7) ..... (4)
  2. 1989 .....  X X X    X X X     X X X   ... 2,256 ... 2,079 ... 1,865 ... 1,567 ... 1,607 ... 1,537 .. 1,539 ...... 2  .... (68)
  3. 1990 .....  X X X    X X X     X X X     X X X   ... 1,539 ... 1,515 ... 1,087 ... 1,031 ..... 934 .... 880 .... (54) ... (151)
  4. 1991 .....  X X X    X X X     X X X     X X X     X X X   ... 1,762 ... 1,870 ... 1,830 ... 1,749 .. 1,693 .... (56) ... (137)
  5. 1992 .....  X X X    X X X     X X X     X X X     X X X     X X X   ... 3,508 ... 3,808 ... 3,503 .. 3,727 .... 224  .... (81)
  6. 1993 .....  X X X    X X X     X X X     X X X     X X X     X X X     X X X   ... 3,987 ... 4,511 .. 4,662 .... 151  .... 675
  7. 1994 .....  X X X    X X X     X X X     X X X     X X X     X X X     X X X     X X X   ... 6,683 .. 6,807 .... 124    X X X
  8. 1995 .....  X X X    X X X     X X X     X X X     X X X     X X X     X X X     X X X     X X X   .. 7,394   X X X     X X X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        9.  TOTALS .. 384  .... 234
------------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 2O - REINSURANCE B

====================================================================================================================================
  1. 1988 .....  X X X   X X X  ... 3,879 ... 4,101 ... 4,115 ... 4,548 ... 4,967 ... 4,598 ... 4,485 .. 4,190 ... (295) .... (408)
  2. 1989 .....  X X X   X X X    X X X   ... 7,898 ... 7,908 ... 7,583 ... 7,872 ... 6,867 ... 5,776 .. 5,467 ... (309) .. (1,400)
  3. 1990 .....  X X X   X X X    X X X     X X X   ... 7,493 ... 7,142 ... 7,170 ... 7,229 ... 6,985 .. 6,964 .... (21) .... (265)
  4. 1991 .....  X X X   X X X    X X X     X X X     X X X   ... 6,509 ... 6,726 ... 6,853 ... 7,889 .. 6,916 ... (973) ...... 63
  5. 1992 .....  X X X   X X X    X X X     X X X     X X X     X X X   ... 4,715 ... 5,042 ... 5,742 .. 5,331 ... (411) ..... 289
  6. 1993 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X   ... 4,506 ... 4,755 .. 5,169 .... 414  ..... 663
  7. 1994 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X     X X X   ... 5,472 .. 6,907 .. 1,435   X X X
  8. 1995 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X     X X X     X X X   . 10,326   X X X    X X X
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     9. TOTALS ...(160)  .. (1,058)
-----------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 2P - REINSURANCE C

===================================================================================================================================
  1. 1988 .....  X X X   X X X  ......... ......... ......... ......... ......... ......... ......... ........ .......... .........
  2. 1989 .....  X X X   X X X    X X X   ......... ......... ......... ......... ......... ......... ........ .......... .........
  3. 1990 .....  X X X   X X X    X X X     X X X   ......... ......... ......... ......... ......... ........ .......... .........
  4. 1991 .....  X X X   X X X    X X X     X X X     X X X             ......... ......... ......... ........ .......... .........
  5. 1992 .....  X X X   X X X    X X X     X X X     X X X    N O N E  ......... ......... ......... ........ .......... .........
  6. 1993 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X   ......... ......... ........ .......... .........
  7. 1994 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X     X X X   ......... ........ ..........   X X X
  8. 1995 .....  X X X   X X X    X X X     X X X     X X X     X X X     X X X     X X X     X X X   ........   X X X      X X X
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     9. TOTALS .......... .........
-----------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 2Q - REINSURANCE D

===================================================================================================================================
  1. Prior .... ......... .......  ....... ......... ......... ......... ......... ......... ......... ........ ........ ..........
  2. 1986 ..... ......... ....... ........ ......... ......... ......... ......... ......... ......... ........ ........ ..........
  3. 1987 .....    X X X   .. 396  ... 733  .... 872  .... 731  .... 663  .... 666  .... 663  .....663  ....663  ........ .........
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     4.  TOTALS  ........ .........
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 2R - SECTION 1
                       PRODUCTS LIABILITY - OCCURRENCE

==============================================================================================================================
        (1)                                     INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )
                    ----------------------------------------------------------------------------------------------------------
  Years in Which         (2)          (3)          (4)          (5)          (6)          (7)          (8)           (9)
   Losses Were
     Incurred           1986         1987         1988         1989         1990         1991         1992         1993
------------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ............ ............ ............ ............ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............ ............ ............ ............ ............
  3. 1987 .........     X X X    ............ ............ ............ ............ ............ ............ ............
  4. 1988 .........     X X X        X X X    ............ ............ ............ ............ ............ ............
  5. 1989 .........     X X X        X X X        X X X    ............ ............     NONE     ............ ............
  6. 1990 .........     X X X        X X X        X X X        X X X    ............ ............ ............ ............
  7. 1991 .........     X X X        X X X        X X X        X X X        X X X    ............ ............ ............
  8. 1992 .........     X X X        X X X        X X X        X X X        X X X        X X X    ............ ............
  9. 1993 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ............
 10. 1994 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================
        (1)                                           DEVELOPMENT
                   ---------------------------------------------------------
  Years in Which         (10)         (11)         (12)         (13)
   Losses Were
     Incurred           1994         1995        One Year     Two Year
----------------------------------------------------------------------------
  1. Prior ........ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............
  3. 1987 ......... ............ ............ ............ ............
  4. 1988 ......... ............ ............ ............ ............
  5. 1989 ......... ............ ............ ............ ............
  6. 1990 ......... ............ ............ ............ ............
  7. 1991 ......... ............ ............ ............ ............
  8. 1992 ......... ............ ............ ............ ............
  9. 1993 ......... ............ ............ ............ ............
 10. 1994 ......... ............ ............ ............    X X X
 11. 1995 .........     X X X    ............     X X X       X X X
----------------------------------------------------------------------------
                                  12  TOTALS  ............ ............
----------------------------------------------------------------------------


                       SCHEDULE P - PART 2R - SECTION 2
                        PRODUCT LIABILITY - CLAIMS-MADE

==============================================================================================================================
  1. Prior ........ ............ ............ ............ ............ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............ ............ ............ ............ ............
  3. 1987 .........     X X X    ............ ............ ............ ............ ............ ............ ............
  4. 1988 .........     X X X        X X X    ............ ............ ............ ............ ............ ............
  5. 1989 .........     X X X        X X X        X X X    ............ ............     NONE     ............ ............
  6. 1990 .........     X X X        X X X        X X X        X X X    ............ ............ ............ ............
  7. 1991 .........     X X X        X X X        X X X        X X X        X X X    ............ ............ ............
  8. 1992 .........     X X X        X X X        X X X        X X X        X X X        X X X    ............ ............
  9. 1993 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ............
 10. 1994 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================
  1. Prior ........ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............
  3. 1987 ......... ............ ............ ............ ............
  4. 1988 ......... ............ ............ ............ ............
  5. 1989 ......... ............ ............ ............ ............
  6. 1990 ......... ............ ............ ............ ............
  7. 1991 ......... ............ ............ ............ ............
  8. 1992 ......... ............ ............ ............ ............
  9. 1993 ......... ............ ............ ............ ............
 10. 1994 ......... ............ ............ ............    X X X
 11. 1995 .........     X X X    ............     X X X       X X X
----------------------------------------------------------------------------
                                  12.  TOTALS  ............ ............
----------------------------------------------------------------------------


                             SCHEDULE P - PART 2S
                    FINANCIAL GUARANTY / MORTGAGE GUARANTY

==============================================================================================================================
  1. Prior ........     X X X        X X X        X X X        X X X        X X X                     X X X    ............
  2. 1994 .........     X X X        X X X        X X X        X X X        X X X        NONE         X X X        X X X
  3. 1995 .........     X X X        X X X        X X X        X X X        X X X                     X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==========================================================================
  1. Prior ........ ............ ............ ............ ............
  2. 1994 ......... ............ ............ ............     X X X
  3. 1995 .........     X X X    ............     X X X        X X X
--------------------------------------------------------------------------
                                   4.  TOTALS ............ ............
--------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

      SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                               ( $000 Omitted )

                (For inhouse use only - Do not submit to NAIC)

==============================================================================================================================
        (1)                                     INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ( $000 OMITTED )
                   -----------------------------------------------------------------------------------------------------------
  Years in Which         (2)          (3)          (4)          (5)          (6)          (7)          (8)           (9)
   Losses Were
     Incurred           1986         1987         1988         1989         1990         1991         1992         1993
------------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ............ ............ ............ ............ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............ ............ ............ ............ ............
  3. 1987 .........     X X X    ............ ............ ............ ............ ............ ............ ............
  4. 1988 .........     X X X        X X X    ............ ............ ............ ............ ............ ............
  5. 1989 .........     X X X        X X X        X X X    ............ ............ ............ ............ ............
  6. 1990 .........     X X X        X X X        X X X        X X X    ............ ............ ............ ............
  7. 1991 .........     X X X        X X X        X X X        X X X        X X X    ............ ............ ............
  8. 1992 .........     X X X        X X X        X X X        X X X        X X X        X X X    ............ ............
  9. 1993 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ............
 10. 1994 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================
        (1)                                           DEVELOPMENT
                   ---------------------------------------------------------
  Years in Which         (10)         (11)         (12)         (13)
   Losses Were
     Incurred           1994         1995        One Year     Two Year
----------------------------------------------------------------------------
  1. Prior ........ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............
  3. 1987 ......... ............ ............ ............ ............
  4. 1988 ......... ............ ............ ............ ............
  5. 1989 ......... ............ ............ ............ ............
  6. 1990 ......... ............ ............ ............ ............
  7. 1991 ......... ............ ............ ............ ............
  8. 1992 ......... ............ ............ ............ ............
  9. 1993 ......... ............ ............ ............ ............
 10. 1994 ......... ............ ............ ............    X X X
 11. 1995 .........     X X X    ............     X X X       X X X
----------------------------------------------------------------------------
                                  12  TOTALS  ............ ............
----------------------------------------------------------------------------

      SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

==============================================================================================================================
  1. Prior ........ ............ ............ ............ ............ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............ ............ ............ ............ ............
  3. 1987 .........     X X X    ............ ............ ............ ............ ............ ............ ............
  4. 1988 .........     X X X        X X X    ............ ............ ............ ............ ............ ............
  5. 1989 .........     X X X        X X X        X X X    ............ ............ ............ ............ ............
  6. 1990 .........     X X X        X X X        X X X        X X X    ............ ............ ............ ............
  7. 1991 .........     X X X        X X X        X X X        X X X        X X X    ............ ............ ............
  8. 1992 .........     X X X        X X X        X X X        X X X        X X X        X X X    ............ ............
  9. 1993 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ............
 10. 1994 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================
  1. Prior ........ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............
  3. 1987 ......... ............ ............ ............ ............
  4. 1988 ......... ............ ............ ............ ............
  5. 1989 ......... ............ ............ ............ ............
  6. 1990 ......... ............ ............ ............ ............
  7. 1991 ......... ............ ............ ............ ............
  8. 1992 ......... ............ ............ ............ ............
  9. 1993 ......... ............ ............ ............ ............
 10. 1994 ......... ............ ............ ............    X X X
 11. 1995 .........     X X X    ............     X X X       X X X
----------------------------------------------------------------------------
                                  12  TOTALS  ............ ............
----------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

         SCHEDULE P - PART 2S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

==============================================================================================================================
  1. Prior ........ ............ ............ ............ ............ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............ ............ ............ ............ ............
  3. 1987 .........     X X X    ............ ............ ............ ............ ............ ............ ............
  4. 1988 .........     X X X        X X X    ............ ............ ............ ............ ............ ............
  5. 1989 .........     X X X        X X X        X X X    ............ ............ ............ ............ ............
  6. 1990 .........     X X X        X X X        X X X        X X X    ............ ............ ............ ............
  7. 1991 .........     X X X        X X X        X X X        X X X        X X X    ............ ............ ............
  8. 1992 .........     X X X        X X X        X X X        X X X        X X X        X X X    ............ ............
  9. 1993 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X    ............
 10. 1994 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

============================================================================
  1. Prior ........ ............ ............ ............ ............
  2. 1986 ......... ............ ............ ............ ............
  3. 1987 ......... ............ ............ ............ ............
  4. 1988 ......... ............ ............ ............ ............
  5. 1989 ......... ............ ............ ............ ............
  6. 1990 ......... ............ ............ ............ ............
  7. 1991 ......... ............ ............ ............ ............
  8. 1992 ......... ............ ............ ............ ............
  9. 1993 ......... ............ ............ ............ ............
 10. 1994 ......... ............ ............ ............    X X X
 11. 1995 .........     X X X    ............     X X X       X X X
----------------------------------------------------------------------------
                                  12  TOTALS  ............ ............
----------------------------------------------------------------------------

                                     102B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

==========================================================================================================================
      (1)                       CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                  --------------------------------------------------------------------------------------------------------
 Years in Which       (2)          (3)          (4)          (5)          (6)          (7)           (8)         (9)
  Losses Were
   Incurred          1986         1987         1988         1989         1990         1991          1992        1993
--------------------------------------------------------------------------------------------------------------------------
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
      (1)                                        (12)            (13)
                 -------------------------    Number of       Number of
 Years in Which       (10)         (11)     Claims Closed   Claims Closed
  Losses Were                                 With Loss      Without Loss
   Incurred           1994         1995         Payment        Payment
---------------------------------------------------------------------------
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ........ 37  ........ 45   ........ 11     ......... 3
 11. 1995 ......     X X X     ....... 158   ........ 88     ........ 36
---------------------------------------------------------------------------

                             SCHEDULE P - PART 3B
                   PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ..N O N E..  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ...........  ...........   ...........     ...........
 11. 1995 ......     X X X     ...........   ...........     ...........
---------------------------------------------------------------------------

                             SCHEDULE P - PART 3C
                    COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ...........  ...........   ...........     ...........
 11. 1995 ......     X X X     ........ 30   ........ 11     ......... 8
---------------------------------------------------------------------------

                 SCHEDULE P - PART 3D - WORKERS' COMPENSATION

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ...........  ...........   ...........     ...........
 11. 1995 ......     X X X     ......... 1   ......... 1     ...........
---------------------------------------------------------------------------

               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

==========================================================================================================================
  1. Prior .....     0 0 0     ..... 2,148  ..... 2,445  ..... 2,606  ..... 2,773  ...... 3,887 ..... 3,891  ..... 3,913
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ........ 15
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ........ 53
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
  1. Prior .....  ..... 3,915  ..... 3,915   ....... 603     ....... 201
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ........ 15  ........ 16   ......... 1     ......... 2
  9. 1993 ......  ....... 101  ....... 190   ........ 40     ........ 17
 10. 1994 ......  ....... 170  ....... 530   ........ 70     ........ 42
 11. 1995 ......     X X X     ....... 431   ........ 54     ........ 35
---------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 3F - SECTION 1
                       MEDICAL MALPRACTICE - OCCURRENCE

==========================================================================================================================
      (1)                       CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                  --------------------------------------------------------------------------------------------------------
 Years in Which       (2)          (3)          (4)          (5)          (6)          (7)           (8)         (9)
  Losses Were
   Incurred          1986         1987         1988         1989         1990         1991          1992        1993
--------------------------------------------------------------------------------------------------------------------------
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ..N O N E..  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
      (1)                                        (12)            (13)
                 -------------------------    Number of       Number of
 Years in Which       (10)         (11)     Claims Closed   Claims Closed
  Losses Were                                 With Loss      Without Loss
   Incurred           1994         1995         Payment        Payment
---------------------------------------------------------------------------
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ...........  ...........   ...........     ...........
 11. 1995 ......     X X X     ...........   ...........     ...........
---------------------------------------------------------------------------

                       SCHEDULE P - PART 3F - SECTION 2
                       MEDICAL MALPRACTICE - CLAIMS-MADE

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ..N O N E..  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior .....  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........
  3. 1987 ......  ...........  ...........  ...........  ...........
  4. 1988 ......  ...........  ...........  ...........  ...........
  5. 1989 ......  ...........  ...........  ...........  ...........
  6. 1990 ......  ...........  ...........  ...........  ...........
  7. 1991 ......  ...........  ...........  ...........  ...........
  8. 1992 ......  ...........  ...........  ...........  ...........
  9. 1993 ......  ...........  ...........  ...........  ...........
 10. 1994 ......  ...........  ...........  ...........  ...........
 11. 1995 ......     X X X     ...........  ...........  ...........
----------------------------------------------------------------------

                   SCHEDULE P - PART 3G - SPECIAL LIABILITY
                     (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ..N O N E..  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

=======================================================================
  1. Prior .....  ...........  ...........      X X X           X X X
  2. 1986 ......  ...........  ...........      X X X           X X X
  3. 1987 ......  ...........  ...........      X X X           X X X
  4. 1988 ......  ...........  ...........      X X X           X X X
  5. 1989 ......  ...........  ...........      X X X           X X X
  6. 1990 ......  ...........  ...........      X X X           X X X
  7. 1991 ......  ...........  ...........      X X X           X X X
  8. 1992 ......  ...........  ...........      X X X           X X X
  9. 1993 ......  ...........  ...........      X X X           X X X
 10. 1994 ......  ...........  ...........      X X X           X X X
 11. 1995 ......     X X X     ...........      X X X           X X X
-----------------------------------------------------------------------

                       SCHEDULE P - PART 3H - SECTION 1
                         OTHER LIABILITY - OCCURRENCE

==========================================================================================================================
  1. Prior .....     0 0 0     ..... 3,933  ..... 4,051  ..... 4,099  ..... 4,929  ..... 4,950  ..... 5,045  ..... 5,108
  2. 1986 ......  ....... 109  ....... 134  ....... 147  ....... 143  ....... 143  ....... 143  ....... 143  ....... 143
  3. 1987 ......     X X X     ........ 54  ........ 74  ........ 74  ........ 74  ........ 74  ........ 74  ........ 74
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior .....  ..... 5,134  ..... 5,146  ..... 1,182  ....... 261
  2. 1986 ......  ....... 143  ....... 143  ....... 570  ......... 5
  3. 1987 ......  ........ 74  ........ 74  ....... 297  ......... 3
  4. 1988 ......  ...........  ...........  ...........  ...........
  5. 1989 ......  ...........  ...........  ...........  ...........
  6. 1990 ......  ...........  ...........  ...........  ...........
  7. 1991 ......  ...........  ...........  ...........  ...........
  8. 1992 ......  ...........  ...........  ...........  ...........
  9. 1993 ......  ...........  ...........  ...........  ...........
 10. 1994 ......  ...........  ...........  ...........  ...........
 11. 1995 ......     X X X     ......... 4  ..........3  ......... 2
----------------------------------------------------------------------

                       SCHEDULE P - PART 3H - SECTION 2
                         OTHER LIABILITY - CLAIMS-MADE

==========================================================================================================================
  1. Prior .....     0 0 0     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 ......  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 ......     X X X     ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 ......     X X X        X X X     ...........  ...........  ...........  ..N O N E..  ...........  ...........
  5. 1989 ......     X X X        X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 ......     X X X        X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 ......     X X X        X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 ......     X X X        X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 ......     X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
--------------------------------------------------------------------------------------------------------------------------

===========================================================================
  1. Prior .....  ...........  ...........   ...........     ...........
  2. 1986 ......  ...........  ...........   ...........     ...........
  3. 1987 ......  ...........  ...........   ...........     ...........
  4. 1988 ......  ...........  ...........   ...........     ...........
  5. 1989 ......  ...........  ...........   ...........     ...........
  6. 1990 ......  ...........  ...........   ...........     ...........
  7. 1991 ......  ...........  ...........   ...........     ...........
  8. 1992 ......  ...........  ...........   ...........     ...........
  9. 1993 ......  ...........  ...........   ...........     ...........
 10. 1994 ......  ...........  ...........   ...........     ...........
 11. 1995 ......     X X X     ...........   ...........     ...........
---------------------------------------------------------------------------

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE,
                   ALLIED LINES, INLAND MARINE, EARTHQUAKE,
                          GLASS, BURGLARY, AND THEFT)

===================================================================================================================================
         (1)                                          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                   ----------------------------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)           (9)
    Losses Were
      Incurred          1986          1987          1988          1989          1990          1991          1992          1993
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X        X X X         X X X         X X X         X X X         X X X         X X X          0 0 0
  2. 1994 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
  3. 1995 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
-----------------------------------------------------------------------------------------------------------------------------------

============================================================================
                                                    (12)           (13)
                  -----------------------------   Number of      Number of
                        (10)           (11)     Claims Closed  Claims Closed
                                                  With Loss    Without Loss
                        1994           1995        Payment        Payment
------------------------------------------------------------------------------
1. Prior .........  ...... 13,768  ...... 13,771    X X X          X X X
2. 1994 ..........  ......... 747  ......... 989    X X X          X X X
3. 1995 ..........      X X X      ......... 666    X X X          X X X
-----------------------------------------------------------------------------

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

==================================================================================================================================
   1. Prior ..........    X X X        X X X         X X X         X X X         X X X         X X X         X X X          0 0 0
   2. 1994  ..........    X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
   3. 1995  ..........    X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
----------------------------------------------------------------------------------------------------------------------------------

=====================================================================================
  1. Prior .........     .......... 13  .......... 13   .......... 12  ........... 4
  2. 1994 ..........     ......... 229  ......... 378   ......... 375  ......... 168
  3. 1995 ..........          X X X     ......... 546   ..........471  ......... 192
-------------------------------------------------------------------------------------

                   SCHEDULE P - PART 3K - FIDELITY / SURETY

==================================================================================================================================
  1. Prior .........     X X X        X X X         X X X         X X X         X X X          NONE         X X X         0 0 0
  2. 1994 ..........     X X X        X X X         X X X         X X X         X X X                       X X X         X X X
  3. 1995 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X         X X X
----------------------------------------------------------------------------------------------------------------------------------

============================================================
  1. Prior .........  ........    X X X          X X X
  2. 1994 ..........  ........    X X X          X X X
  3. 1995 ..........  ........    X X X          X X X
------------------------------------------------------------

                         SCHEDULE P - PART 3L - OTHER

                    (INCLUDING CREDIT, ACCIDENT AND HEALTH)

==================================================================================================================================
  1. Prior .........    X X X         X X X         X X X         X X X         X X X         X X X         X X X         0 0 0
  2. 1994 ..........    X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
  3. 1995 ..........    X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
----------------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior .........  ........ 176,682  177,079     X X X     X X X
  2. 1994 ..........  ......... 29,654   48,500     X X X     X X X
  3. 1995 ..........     X X X           35,294     X X X     X X X
----------------------------------------------------------------------

                     SCHEDULE P - PART 3M - INTERNATIONAL

===================================================================================================================================
  1. Prior .........    0 0 0    ..............  ............  ...........  ............  ...........  ............  ..............
  2. 1986 ..........   ........  ..............  ............  ...........  ............  ...........  ............  ..............
  3. 1987 ..........    X X X    ..............  ............  ...........  ............  ...........  ............  ..............
  4. 1988 ..........    X X X         X X X      ............  ...........  ............      NONE     ............  ..............
  5. 1989 ..........    X X X         X X X         X X X      ...........  ............  ...........  ............  ..............
  6. 1990 ..........    X X X         X X X         X X X         X X X     ............  ...........  ............  ..............
  7. 1991 ..........    X X X         X X X         X X X         X X X         X X X     ...........  ............  ..............
  8. 1992 ..........    X X X         X X X         X X X         X X X         X X X         X X X    ............  ..............
  9. 1993 ..........    X X X         X X X         X X X         X X X         X X X         X X X         X X X    ..............
 10. 1994 ..........    X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 ..........    X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================
  1. Prior .........   ...............  ..............    X X X          X X X
  2. 1986 ..........   ...............  ..............    X X X          X X X
  3. 1987 ..........   ...............  ..............    X X X          X X X
  4. 1988 ..........   ...............  ..............    X X X          X X X
  5. 1989 ..........   ...............  ..............    X X X          X X X
  6. 1990 ..........   ...............  ..............    X X X          X X X
  7. 1991 ..........   ...............  ..............    X X X          X X X
  8. 1992 ..........   ...............  ..............    X X X          X X X
  9. 1993 ..........   ...............  ..............    X X X          X X X
 10. 1994 ..........   ...............  ..............    X X X          X X X
 11. 1995 ..........        X X X       ..............    X X X          X X X
------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY, AND THEFT)

                (For inhouse use only - Do not submit to NAIC)

============================================================================================================================
       (1)                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                    --------------------------------------------------------------------------------------------------------
 Years in Which          (2)         (3)         (4)             (5)           (6)         (7)          (8)          (9)
  Losses Were
    Incurred            1986        1987        1988            1989          1990        1991         1992         1993
----------------------------------------------------------------------------------------------------------------------------
  1. Prior ........      0 0 0    ..... 4,449  ..... 4,449  ..... 4,449  ..... 4,449  ..... 4,449  ..... 4,449  ..... 4,449
  2. 1986 .........  ..... 1,067  ..... 1,067  ..... 1,067  ..... 1,067  ..... 1,067  ..... 1,067  ..... 1,067  ..... 1,067
  3. 1987 .........      X X X    ..... 1,153  ..... 1,153  ..... 1,153  ..... 1,153  ..... 1,153  ..... 1,153  ..... 1,153
  4. 1988 .........      X X X        X X X    ..... 1,249  ..... 1,249  ..... 1,249  ..... 1,249  ..... 1,249  ..... 1,247
  5. 1989 .........      X X X        X X X        X X X    ..... 1,180  ..... 1,181  ..... 1,182  ..... 1,182  ..... 1,182
  6. 1990 .........      X X X        X X X        X X X        X X X    ..... 1,110  ..... 1,131  ..... 1,131  ..... 1,132
  7. 1991 .........      X X X        X X X        X X X        X X X        X X X    ....... 862  ..... 1,089  ..... 1,080
  8. 1992 .........      X X X        X X X        X X X        X X X        X X X        X X X    ..... 1,286  ..... 1,733
  9. 1993 .........      X X X        X X X        X X X        X X X        X X X        X X X        X X X    ....... 639
 10. 1994 .........      X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........      X X X        X X X        X X X        X X X        X X X        X X X        X X X        X X X
----------------------------------------------------------------------------------------------------------------------------

===============================================================================
       (1)                                            (12)           (13)
                    --------------------------     Number of       Number of
 Years in Which          (10)         (11)       Claims Closed   Claims Closed
  Losses Were                                      With Loss     Without Loss
    Incurred             1994         1995          Payment         Payment
-------------------------------------------------------------------------------
  1. Prior ........  ..... 4,449  ..... 4,449       X X X           X X X
  2. 1986 .........  ..... 1,067  ..... 1,067       X X X           X X X
  3. 1987 .........  ..... 1,153  ..... 1,153       X X X           X X X
  4. 1988 .........  ..... 1,247  ..... 1,249       X X X           X X X
  5. 1989 .........  ..... 1,183  ..... 1,183       X X X           X X X
  6. 1990 .........  ..... 1,134  ..... 1,134       X X X           X X X
  7. 1991 .........  ..... 1,080  ..... 1,080       X X X           X X X
  8. 1992 .........  ..... 1,732  ..... 1,735       X X X           X X X
  9. 1993 .........  ....... 723  ....... 723       X X X           X X X
 10. 1994 .........  ....... 747  ....... 989       X X X           X X X
 11. 1995 .........      X X X    ....... 666       X X X           X X X
-------------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

=============================================================================================================================
  1. Prior ........      0 0 0    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 .........  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 .........      X X X    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 .........      X X X       X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 .........      X X X       X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 .........      X X X       X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 .........      X X X       X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 .........      X X X       X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X     ........ 5
 10. 1994 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
-----------------------------------------------------------------------------------------------------------------------------

=========================================================================
  1. Prior ........  ...........  ...........  ...........  ...........
  2. 1986 .........  ...........  ...........  ...........  ...........
  3. 1987 .........  ...........  ...........  ...........  ...........
  4. 1988 .........  ...........  ...........  ...........  ...........
  5. 1989 .........  ...........  ...........  ...........  ...........
  6. 1990 .........  ...........  ...........  ...........  ...........
  7. 1991 .........  ...........  ...........  ...........  ...........
  8. 1992 .........  ...........  ...........  ...........  ...........
  9. 1993 .........  .......  13   ....... 13   ....... 14   ........ 5
 10. 1994 .........  ......  229   ...... 378   ...... 375   ...... 168
 11. 1995 .........     X X X      ...... 546   ...... 471   ...... 192
------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                   SCHEDULE P - PART 3K - FIDELITY / SURETY

=============================================================================================================================
  1. Prior ........      0 0 0    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 .........  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 .........      X X X    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 .........      X X X       X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 .........      X X X       X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 .........      X X X       X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 .........      X X X       X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 .........      X X X       X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
-----------------------------------------------------------------------------------------------------------------------------

=========================================================================
  1. Prior ........  ...........  ...........      X X X       X X X
  2. 1986 .........  ...........  ...........      X X X       X X X
  3. 1987 .........  ...........  ...........      X X X       X X X
  4. 1988 .........  ...........  ...........      X X X       X X X
  5. 1989 .........  ...........  ...........      X X X       X X X
  6. 1990 .........  ...........  ...........      X X X       X X X
  7. 1991 .........  ...........  ...........      X X X       X X X
  8. 1992 .........  ...........  ...........      X X X       X X X
  9. 1993 .........  ...........  ...........      X X X       X X X
 10. 1994 .........  ...........  ...........      X X X       X X X
 11. 1995 .........     X X X     ...........      X X X       X X X
------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

     SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

=============================================================================================================================
  1. Prior ........      0 0 0    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 .........  ..... 8,327  ..... 8,445  ..... 8,528  ..... 8,528  ..... 8,528  ..... 8,572  ..... 8,572  ..... 8,572
  3. 1987 .........      X X X    .... 10,252  .... 10,447  .... 10,670  .... 10,627  .... 10,636  .... 10,651  .... 10,651
  4. 1988 .........      X X X       X X X     .... 13,555  .... 14,496  .... 14,741  .... 14,684  .... 14,696  .... 14,696
  5. 1989 .........      X X X       X X X        X X X     .... 19,272  .... 21,164  .... 21,404  .... 21,409  .... 21,409
  6. 1990 .........      X X X       X X X        X X X        X X X     .... 12,692  .... 21,273  .... 21,470  .... 21,474
  7. 1991 .........      X X X       X X X        X X X        X X X        X X X     .... 11,099  .... 20,072  .... 20,453
  8. 1992 .........      X X X       X X X        X X X        X X X        X X X        X X X     .... 16,048  .... 32,534
  9. 1993 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X     .... 27,616
 10. 1994 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
-----------------------------------------------------------------------------------------------------------------------------

=========================================================================
  1. Prior ........  ...........  ...........      X X X       X X X
  2. 1986 .........  ..... 8,572  ..... 8,572      X X X       X X X
  3. 1987 .........  .... 10,651  .... 10,651      X X X       X X X
  4. 1988 .........  .... 14,697  .... 14,697      X X X       X X X
  5. 1989 .........  .... 21,408  .... 21,408      X X X       X X X
  6. 1990 .........  .... 21,475  .... 21,474      X X X       X X X
  7. 1991 .........  .... 20,464  .... 20,464      X X X       X X X
  8. 1992 .........  .... 32,940  .... 32,948      X X X       X X X
  9. 1993 .........  .... 46,475  .... 46,866      X X X       X X X
 10. 1994 .........  .... 29,654  .... 48,500      X X X       X X X
 11. 1995 .........     X X X     .... 35,294      X X X       X X X
------------------------------------------------------------------------

                     SCHEDULE P - PART 3M - INTERNATIONAL

=============================================================================================================================
  1. Prior ........      0 0 0    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  2. 1986 .........  ...........  ...........  ...........  ...........  ...........  ...........  ...........  ...........
  3. 1987 .........      X X X    ...........  ...........  ...........  ...........  ...........  ...........  ...........
  4. 1988 .........      X X X       X X X     ...........  ...........  ...........  ...........  ...........  ...........
  5. 1989 .........      X X X       X X X        X X X     ...........  ...........  ...........  ...........  ...........
  6. 1990 .........      X X X       X X X        X X X        X X X     ...........  ...........  ...........  ...........
  7. 1991 .........      X X X       X X X        X X X        X X X        X X X     ...........  ...........  ...........
  8. 1992 .........      X X X       X X X        X X X        X X X        X X X        X X X     ...........  ...........
  9. 1993 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X     ...........
 10. 1994 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
 11. 1995 .........      X X X       X X X        X X X        X X X        X X X        X X X        X X X        X X X
-----------------------------------------------------------------------------------------------------------------------------

=========================================================================
  1. Prior ........  ...........  ...........      X X X       X X X
  2. 1986 .........  ...........  ...........      X X X       X X X
  3. 1987 .........  ...........  ...........      X X X       X X X
  4. 1988 .........  ...........  ...........      X X X       X X X
  5. 1989 .........  ...........  ...........      X X X       X X X
  6. 1990 .........  ...........  ...........      X X X       X X X
  7. 1991 .........  ...........  ...........      X X X       X X X
  8. 1992 .........  ...........  ...........      X X X       X X X
  9. 1993 .........  ...........  ...........      X X X       X X X
 10. 1994 .........  ...........  ...........      X X X       X X X
 11. 1995 .........     X X X     ...........      X X X       X X X
------------------------------------------------------------------------

                                     105B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                      SCHEDULE P - PART 3N - REINSURANCE A

====================================================================================================================================

         (1)                               CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                      --------------------------------------------------------------------------------------------------------------
   Years in Which         (2)          (3)          (4)           (5)           (6)           (7)           (8)           (9)
    Losses Were
      Incurred           1986         1987         1988          1989          1990          1991          1992          1993
------------------------------------------------------------------------------------------------------------------------------------
  1. 1988 ..........     X X X        X X X     ........ 142 ......... 419 ......... 622 ......... 627 ......... 637 ......... 638
  2. 1989 ..........     X X X        X X X         X X X    ......... 191 ......... 930 ....... 1,187 ....... 1,274 ....... 1,370
  3. 1990 ..........     X X X        X X X         X X X         X X X    ......... 186 ......... 790 ......... 821 ......... 872
  4. 1991 ..........     X X X        X X X         X X X         X X X         X X X    .......... 75 ....... 1,234 ....... 1,333
  5. 1992 ..........     X X X        X X X         X X X         X X X         X X X         X X X    ....... 1,290 ....... 2,545
  6. 1993 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X    ......... 873
  7. 1994 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
  8. 1995 ..........     X X X        X X X         X X X         X X X         X X X         X X X         X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
         (1)                                           (12)           (13)
                                                     Number of      Number of
   Years in Which           (10)          (11)     Claims Closed  Claims Closed
    Losses Were                                      With Loss    Without Loss
      Incurred              1994          1995        Payment        Payment
----------------------------------------------------------------------------------
  1. 1988 ..........  ......... 639  ......... 642     X X X          X X X
  2. 1989 ..........  ....... 1,534  ....... 1,539     X X X          X X X
  3. 1990 ..........  ......... 874  ......... 880     X X X          X X X
  4. 1991 ..........  ....... 1,425  ....... 1,474     X X X          X X X
  5. 1992 ..........  ....... 2,898  ....... 3,286     X X X          X X X
  6. 1993 ..........  ....... 2,694  ....... 3,430     X X X          X X X
  7. 1994 ..........  ....... 2,029  ....... 4,873     X X X          X X X
  8. 1995 ..........      X X X      ....... 1,564     X X X          X X X
----------------------------------------------------------------------------------

                     SCHEDULE P - PART 3O - REINSURANCE B

====================================================================================================================================
  1. 1988 ..........     X X X        X X X     ...........  ......... 621  ..... 1,088   ...... 2,554  ...... 2,883  ...... 2,882
  2. 1989 ..........     X X X        X X X        X X X     .............  ....... 159   ........ 315  ...... 2,210  ...... 2,551
  3. 1990 ..........     X X X        X X X        X X X         X X X      ...........   ........ 520  ........ 889  ...... 2,475
  4. 1991 ..........     X X X        X X X        X X X         X X X         X X X      ............  ........ 291  ........ 578
  5. 1992 ..........     X X X        X X X        X X X         X X X         X X X          X X X     ......... 48  ........ 415
  6. 1993 ..........     X X X        X X X        X X X         X X X         X X X          X X X         X X X     ......... 99
  7. 1994 ..........     X X X        X X X        X X X         X X X         X X X          X X X         X X X         X X X
  8. 1995 ..........     X X X        X X X        X X X         X X X         X X X          X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------

=================================================================================
  1. 1988 ..........    ....... 3,315 ....... 3,780      X X X          X X X
  2. 1989 ..........    ....... 2,574 ....... 2,858      X X X          X X X
  3. 1990 ..........    ....... 2,883 ....... 3,591      X X X          X X X
  4. 1991 ..........    ....... 1,340 ....... 3,381      X X X          X X X
  5. 1992 ..........    ....... 1,326 ....... 2,340      X X X          X X X
  6. 1993 ..........    ......... 822 ....... 1,935      X X X          X X X
  7. 1994 ..........    .......... 25 ....... 1,290      X X X          X X X
  8. 1995 ..........         X X X    ......... 374      X X X          X X X
----------------------------------------------------------------------------------


                     SCHEDULE P - PART 3P - REINSURANCE C

====================================================================================================================================

  1. 1988 ..........     X X X        X X X     ............ ............. ............. ............. ............. .............
  2. 1989 ..........     X X X        X X X        X X X     ............. ............. ............. ............. .............
  3. 1990 ..........     X X X        X X X        X X X         X X X     .............      NONE     ............. .............
  4. 1991 ..........     X X X        X X X        X X X         X X X         X X X     ............. ............. .............
  5. 1992 ..........     X X X        X X X        X X X         X X X         X X X         X X X     ............. .............
  6. 1993 ..........     X X X        X X X        X X X         X X X         X X X         X X X         X X X     .............
  7. 1994 ..........     X X X        X X X        X X X         X X X         X X X         X X X         X X X         X X X
  8. 1995 ..........     X X X        X X X        X X X         X X X         X X X         X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
  1. 1988 ..........    ............. .............      X X X         X X X
  2. 1989 ..........    ............. .............      X X X         X X X
  3. 1990 ..........    ............. .............      X X X         X X X
  4. 1991 ..........    ............. .............      X X X         X X X
  5. 1992 ..........    ............. .............      X X X         X X X
  6. 1993 ..........    ............. .............      X X X         X X X
  7. 1994 ..........    ............. .............      X X X         X X X
  8. 1995 ..........        X X X     .............      X X X         X X X
----------------------------------------------------------------------------------


                     SCHEDULE P - PART 3Q - REINSURANCE D

====================================================================================================================================
  1. Prior .........    0 0 0    ............ ............. ............. ............. ............. ............. .............
  2. 1986 .......... ........... ............ ............. ............. ............. ............. ............. .............
  3. 1987 ..........    X X X    ......... 32 ......... 271 ......... 304 ......... 583 ......... 613 ......... 613 ......... 612
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
  1. Prior .........    ............ .............    X X X          X X X
  2. 1986 ..........    ............ .............    X X X          X X X
  3. 1987 ..........    ........ 612 ......... 612    X X X          X X X
----------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 3R - SECTION 1
                        PRODUCTS LIABILITY - OCCURRENCE


====================================================================================================================================
         (1)                           CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                    ----------------------------------------------------------------------------------------------------------------
   Years in Which          (2)          (3)          (4)          (5)           (6)          (7)           (8)           (9)
    Losses Were
      Incurred             1986        1987          1988         1989         1990          1991         1992          1993
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ..........     0 0 0    ............. ............ ............ ............. ............ ............. .............
  2. 1986 ...........   .......... ............. ............ ............ ............. ............ ............. .............
  3. 1987 ...........     X X X    ............. ............ ............ ............. ............ ............. .............
  4. 1988 ...........     X X X        X X X     ............ ............ ............. ............ ............. .............
  5. 1989 ...........     X X X        X X X        X X X     ............ .............     NONE     ............. .............
  6. 1990 ...........     X X X        X X X        X X X        X X X     ............. ............ ............. .............
  7. 1991 ...........     X X X        X X X        X X X        X X X         X X X     ............ ............. .............
  8. 1992 ...........     X X X        X X X        X X X        X X X         X X X        X X X     ............. .............
  9. 1993 ...........     X X X        X X X        X X X        X X X         X X X        X X X         X X X     .............
 10. 1994 ...........     X X X        X X X        X X X        X X X         X X X        X X X         X X X         X X X
 11. 1995 ...........     X X X        X X X        X X X        X X X         X X X        X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
         (1)                                            (12)           (13)
                                                      Number of      Number of
   Years in Which            (10)          (11)     Claims Closed  Claims Closed
    Losses Were                                       With Loss    Without Loss
      Incurred              1994          1995         Payment        Payment
----------------------------------------------------------------------------------
  1. Prior ..........   ............. ............. ............. ..............
  2. 1986 ...........   ............. ............. ............. ..............
  3. 1987 ...........   ............. ............. ............. ..............
  4. 1988 ...........   ............. ............. ............. ..............
  5. 1989 ...........   ............. ............. ............. ..............
  6. 1990 ...........   ............. ............. ............. ..............
  7. 1991 ...........   ............. ............. ............. ..............
  8. 1992 ...........   ............. ............. ............. ..............
  9. 1993 ...........   ............. ............. ............. ..............
 10. 1994 ...........   ............. ............. ............. ..............
 11. 1995 ...........       X X X     ............. ............. ..............
----------------------------------------------------------------------------------


                       SCHEDULE P - PART 3R - SECTION 2
                       PRODUCTS LIABILITY - CLAIMS-MADE

====================================================================================================================================
  1. Prior ..........     0 0 0    ............. ............ ............ ............. ............ ............. .............
  2. 1986 ...........   .......... ............. ............ ............ ............. ............ ............. .............
  3. 1987 ...........     X X X    ............. ............ ............ ............. ............ ............. .............
  4. 1988 ...........     X X X        X X X     ............ ............ .............              ............. .............
  5. 1989 ...........     X X X        X X X         X X X    ............ .............     NONE     ............. .............
  6. 1990 ...........     X X X        X X X         X X X        X X X    ............. ............ ............. .............
  7. 1991 ...........     X X X        X X X         X X X        X X X        X X X     ............ ............. .............
  8. 1992 ...........     X X X        X X X         X X X        X X X        X X X        X X X     ............. .............
  9. 1993 ...........     X X X        X X X         X X X        X X X        X X X        X X X         X X X     .............
 10. 1994 ...........     X X X        X X X         X X X        X X X        X X X        X X X         X X X         X X X
 11. 1995 ...........     X X X        X X X         X X X        X X X        X X X        X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
  1. Prior ..........   ............. ............. ............. ..............
  2. 1986 ...........   ............. ............. ............. ..............
  3. 1987 ...........   ............. ............. ............. ..............
  4. 1988 ...........   ............. ............. ............. ..............
  5. 1989 ...........   ............. ............. ............. ..............
  6. 1990 ...........   ............. ............. ............. ..............
  7. 1991 ...........   ............. ............. ............. ..............
  8. 1992 ...........   ............. ............. ............. ..............
  9. 1993 ...........   ............. ............. ............. ..............
 10. 1994 ...........   ............. ............. ............. ..............
 11. 1995 ...........       X X X     ............. ............. ..............
----------------------------------------------------------------------------------


         SCHEDULE P - PART 3S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

====================================================================================================================================

  1. Prior .........    X X X         X X X         X X X         X X X         X X X         NONE         X X X         0 0 0
  2. 1994 ..........    X X X         X X X         X X X         X X X         X X X        .....         X X X         X X X
  3. 1995 ..........    X X X         X X X         X X X         X X X         X X X        X X X         X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================================
  1. Prior .........   .............  .............     X X X         X X X
  2. 1994 ..........   .............  .............     X X X         X X X
  3. 1995 ..........       X X X      .............     X X X         X X X
----------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

        SCHEDULE P - PART 3R - SECTION 1 PRODUCTS LIABILITY - OCCURRENCE

                (For inhouse use only -  Do not submit to NAIC)

=======================================================================================================================
        (1)                       CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
                   ----------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
   Losses Were
    Incurred             1986          1987          1988          1989          1990          1991          1992
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0      ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

================================================================================================
       (1)                                                           (12)            (13)
                    --------------------------------------------   Number of      Number of
  Years in Which           (9)           (10)          (11)      Claims Closed  Claims Closed
   Losses Were                                                     With Loss     Without Loss
     Incurred              1993          1994          1995         Payment        Payment
------------------------------------------------------------------------------------------------
  1. Prior ........    ............  ............  ............  ............    ............
  2. 1986 .........    ............  ............  ............  ............    ............
  3. 1987 .........    ............  ............  ............  ............    ............
  4. 1988 .........    ............  ............  ............  ............    ............
  5. 1989 .........    ............  ............  ............  ............    ............
  6. 1990 .........    ............  ............  ............  ............    ............
  7. 1991 .........    ............  ............  ............  ............    ............
  8. 1992 .........    ............  ............  ............  ............    ............
  9. 1993 .........    ............  ............  ............  ............    ............
 10. 1994 .........       X X X      ............  ............  ............    ............
 11. 1995 .........       X X X         X X X      ............  ............    ............
------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

=======================================================================================================================
  1. Prior ........     0 0 0      ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==============================================================================================
  1. Prior ........    ............  ............  ............  ............    ............
  2. 1986 .........    ............  ............  ............  ............    ............
  3. 1987 .........    ............  ............  ............  ............    ............
  4. 1988 .........    ............  ............  ............  ............    ............
  5. 1989 .........    ............  ............  ............  ............    ............
  6. 1990 .........    ............  ............  ............  ............    ............
  7. 1991 .........    ............  ............  ............  ............    ............
  8. 1992 .........    ............  ............  ............  ............    ............
  9. 1993 .........    ............  ............  ............  ............    ............
 10. 1994 .........       X X X      ............  ............  ............    ............
 11. 1995 .........       X X X         X X X      ............  ............    ............
----------------------------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

         SCHEDULE P - PART 3S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

=======================================================================================================================
  1. Prior ........     0 0 0      ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==========================================================================================
  1. Prior ........    ............  ............  ............     X X X          X X X
  2. 1986 .........    ............  ............  ............     X X X          X X X
  3. 1987 .........    ............  ............  ............     X X X          X X X
  4. 1988 .........    ............  ............  ............     X X X          X X X
  5. 1989 .........    ............  ............  ............     X X X          X X X
  6. 1990 .........    ............  ............  ............     X X X          X X X
  7. 1991 .........    ............  ............  ............     X X X          X X X
  8. 1992 .........    ............  ............  ............     X X X          X X X
  9. 1993 .........    ............  ............  ............     X X X          X X X
 10. 1994 .........       X X X      ............  ............     X X X          X X X
 11. 1995 .........       X X X         X X X      ............     X X X          X X X
------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

=======================================================================================================================
        (1)         BULK AND INCURRED BUT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
                   ----------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
   Losses Were
    Incurred             1986          1987          1988          1989          1990          1991          1992
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

=================================================================
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      .......... 3  .......... 5
 11. 1995 .........       X X X         X X X      ......... 43
-----------------------------------------------------------------

                             SCHEDULE P - PART 4B
                   PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............      NONE      ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

=================================================================
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      ............
-----------------------------------------------------------------

                             SCHEDULE P - PART 4C
                    COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

=================================================================
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      ......... 27
-----------------------------------------------------------------

                 SCHEDULE P - PART 4D - WORKERS' COMPENSATION

-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

=================================================================
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      .......... 1
-----------------------------------------------------------------

               SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL


-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ........ 155  ........ 605  ........ 138  ........ 236  ........ 121  ........ 283  ......... 11
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ......... 10
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

=================================================================
  1. Prior ........    .......... 8  .......... 8  .......... 8
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ......... 31  ............  ............
  9. 1993 .........    ........ 124  ......... 78  ............
 10. 1994 .........       X X X      ........ 183  ........ 156
 11. 1995 .........       X X X         X X X      ........ 471
-----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 4F - SECTION 1
                       MEDICAL MALPRACTICE - OCCURRENCE


====================================================================================================================================

         (1)               BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )

                   -----------------------------------------------------------------------------------------------------------------
   Years in Which          (2)           (3)          (4)          (5)           (6)             (7)             (8)
    Losses Were
      Incurred            1986          1987         1988         1989          1990            1991            1992
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior ........     ........      ........      ........    ........       ........        ........        ........
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       N O N E         ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       ........        ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------



===========================================================
         (1)
                   ----------------------------------------
   Years in Which        (9)        (10)        (11)
    Losses Were
      Incurred          1993        1994        1995
-----------------------------------------------------------
  1. Prior ........   ........    ........    ........
  2. 1986  ........   ........    ........    ........
  3. 1987  ........   ........    ........    ........
  4. 1988  ........   ........    ........    ........
  5. 1989  ........   ........    ........    ........
  6. 1990  ........   ........    ........    ........
  7. 1991  ........   ........    ........    ........
  8. 1992  ........   ........    ........    ........
  9. 1993  ........   ........    ........    ........
 10. 1994  ........    X X X      ........    ........
 11. 1995  ........    X X X       X X X      ........
----------------------------------------------------------


                       SCHEDULE P - PART 4F - SECTION 2
                       MEDICAL MALPRACTICE - CLAIMS-MADE


====================================================================================================================================
  1. Prior ........     ........      ........      ........    ........       ........        ........        ........
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       N O N E         ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       ........        ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


===========================================================
  1. Prior ........     ........      ........      ........
  2. 1986  ........     ........      ........      ........
  3. 1987  ........     ........      ........      ........
  4. 1988  ........     ........      ........      ........
  5. 1989  ........     ........      ........      ........
  6. 1990  ........     ........      ........      ........
  7. 1991  ........     ........      ........      ........
  8. 1992  ........     ........      ........      ........
  9. 1993  ........     ........      ........      ........
 10. 1994  ........      X X X        ........      ........
 11. 1995  ........      X X X         X X X        ........
----------------------------------------------------------



                   SCHEDULE P - PART 4G - SPECIAL LIABILITY
                     (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                             BOILER AND MACHINERY)


====================================================================================================================================
  1. Prior ........     ........      ........      ........    ........       ........        ........        ........
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       N O N E         ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       ........        ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------


==============================================================
  1. Prior ........     ........      ........      ........
  2. 1986  ........     ........      ........      ........
  3. 1987  ........     ........      ........      ........
  4. 1988  ........     ........      ........      ........
  5. 1989  ........     ........      ........      ........
  6. 1990  ........     ........      ........      ........
  7. 1991  ........     ........      ........      ........
  8. 1992  ........     ........      ........      ........
  9. 1993  ........     ........      ........      ........
 10. 1994  ........      X X X        ........      ........
 11. 1995  ........      X X X         X X X        ........
--------------------------------------------------------------


                       SCHEDULE P - PART 4H - SECTION 1
                         OTHER LIABILITY - OCCURRENCE


========================================================================================================================
  1. Prior ........     .....516      .....949      .....952    .....662       .....667        .....458        .....20
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       ........        ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       ........        ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X          X X X
------------------------------------------------------------------------------------------------------------------------

==============================================================
  1. Prior ........     ......15      ......15      .......8
  2. 1986  ........     ........      ........      ........
  3. 1987  ........     ........      ........      ........
  4. 1988  ........     ........      ........      ........
  5. 1989  ........     ........      ........      ........
  6. 1990  ........     ........      ........      ........
  7. 1991  ........     ........      ........      ........
  8. 1992  ........     ........      ........      ........
  9. 1993  ........     ........      ........      ........
 10. 1994  ........      X X X        ........      ........
 11. 1995  ........      X X X         X X X        .....257
--------------------------------------------------------------


                       SCHEDULE P - PART 4H - SECTION 2
                         OTHER LIABILITY - CLAIMS-MADE


====================================================================================================================================
  1. Prior ........     ........      ........      ........    ........       ........        ........        ........
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       N O N E         ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       ........        ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------


=============================================================
  1. Prior ........     ........      ........      ........
  2. 1986  ........     ........      ........      ........
  3. 1987  ........     ........      ........      ........
  4. 1988  ........     ........      ........      ........
  5. 1989  ........     ........      ........      ........
  6. 1990  ........     ........      ........      ........
  7. 1991  ........     ........      ........      ........
  8. 1992  ........     ........      ........      ........
  9. 1993  ........     ........      ........      ........
 10. 1994  ........      X X X        ........      ........
 11. 1995  ........      X X X         X X X        ........
-------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE,
                   ALLIED LINES, INLAND MARINE, EARTHQUAKE,
                          GLASS, BURGLARY AND THEFT)


====================================================================================================================================

         (1)       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which          (2)        (3)        (4)        (5)        (6)        (7)       (8)      (9)       (10)       (11)
    Losses Were
      Incurred            1986       1987       1988      1989        1990       1991      1992     1993       1994       1995

-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior  ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X   ........81  ........36  ..........
  2. 1994   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X     .......155  ........28
  3. 1995   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X       X X X     .......190
-----------------------------------------------------------------------------------------------------------------------------------


                  SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

===================================================================================================================================
  1. Prior  ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X   .........2  ..........  ..........
  2. 1994   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X     ........21  ..........
  3. 1995   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X       X X X     ........47
-----------------------------------------------------------------------------------------------------------------------------------

                   SCHEDULE P - PART 4K - FIDELITY / SURETY

===================================================================================================================================
  1. Prior  ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X   ..........  ..........  ..........
  2. 1994   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X     ..........  ..........
  3. 1995   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X       X X X     .........3
-----------------------------------------------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 4L - OTHER
                    (INCLUDING CREDIT, ACCIDENT AND HEALTH)


===================================================================================================================================
  1. Prior  ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X   .....10.342  .......150  ..........
  2. 1994   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X      .....9,365  .......101
  3. 1995   ........    X X X     X X X      X X X      X X X      X X X      X X X     X X X     X X X        X X X     .....9,247
-----------------------------------------------------------------------------------------------------------------------------------


                     SCHEDULE P - PART 4M - INTERNATIONAL

====================================================================================================================================
  1. Prior ........     ........      ........      ........    ........       ........        ........        ........
  2. 1986  ........     ........      ........      ........    ........       ........        ........        ........
  3. 1987  ........       X X X       ........      ........    ........       ........        ........        ........
  4. 1988  ........       X X X         X X X       ........    ........       N O N E         ........        ........
  5. 1989  ........       X X X         X X X         X X X     ........       .......         ........        ........
  6. 1990  ........       X X X         X X X         X X X       X X X        ........        ........        ........
  7. 1991  ........       X X X         X X X         X X X       X X X          X X X         ........        ........
  8. 1992  ........       X X X         X X X         X X X       X X X          X X X           X X X         ........
  9. 1993  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 10. 1994  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
 11. 1995  ........       X X X         X X X         X X X       X X X          X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------------


===============================================================
  1. Prior ........      ........      ........     ........
  2. 1986  ........      ........      ........     ........
  3. 1987  ........      ........      ........     ........
  4. 1988  ........      ........      ........     ........
  5. 1989  ........      ........      ........     ........
  6. 1990  ........      ........      ........     ........
  7. 1991  ........      ........      ........     ........
  8. 1992  ........      ........      ........     ........
  9. 1993  ........      ........      ........     ........
 10. 1994  ........       X X X        ........     ........
 11. 1995  ........       X X X         X X X       ........
---------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             10 YEAR BREAKOUT FOR

  SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                (For inhouse use only - Do not submit to NAIC)

===================================================================================================================================
         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                    ---------------------------------------------------------------------------------------------------------------
   Years in Which          (2)            (3)            (4)            (5)            (6)            (7)             (8)
    Losses Were
      Incurred            1986           1987           1988           1989           1990           1991             1992
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior ........   .............  .............  .............  .............  .............  .............   .............
  2. 1986 .........   .......... 61  .............  .............  .............  .............  .............   .............
  3. 1987 .........       X X X      .......... 62  .............  .............  .............  .............   .............
  4. 1988 .........       X X X          X X X      .......... 66  .............  .............  .............   .............
  5. 1989 .........       X X X          X X X          X X X      .......... 82  .......... 17  .............   .............
  6. 1990 .........       X X X          X X X          X X X          X X X      ......... 104  ........... 8   .............
  7. 1991 .........       X X X          X X X          X X X          X X X          X X X      .......... 35   .......... 10
  8. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       ......... 311
  9. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
 10. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
 11. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------


========================================================================
         (1)                (9)            (10)            (11)

   Years in Which          1993            1994            1995
    Losses Were
      Incurred
------------------------------------------------------------------------
  1. Prior ........    .............   .............   .............
  2. 1986 .........    .............   .............   .............
  3. 1987 .........    .............   .............   .............
  4. 1988 .........    .............   .............   .............
  5. 1989 .........    .............   .............   .............
  6. 1990 .........    .............   .............   .............
  7. 1991 .........    .............   .............   .............
  8. 1992 .........    .......... 15   .............   .............
  9. 1993 .........    .......... 66   .......... 36   .............
 10. 1994 .........      X X X         ......... 135   .......... 28
 11. 1995 .........      X X X            X X X        ......... 190
------------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                  SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

===============================================================================================================================
 1. Prior ........   .............  .............  .............  .............  .............  .............   .............
 2. 1986 .........   .............  .............  .............  .............  .............  .............   .............
 3. 1987 .........       X X X      .............  .............  .............  .............  .............   .............
 4. 1988 .........       X X X          X X X      .............  .............  .............  .............   .............
 5. 1989 .........       X X X          X X X          X X X      .............  .............  .............   .............
 6. 1990 .........       X X X          X X X          X X X          X X X      .............  .............   .............
 7. 1991 .........       X X X          X X X          X X X          X X X          X X X      .............   .............
 8. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       .............
 9. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
10. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
11. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior ........    .............   .............   .............
  2. 1986 .........    .............   .............   .............
  3. 1987 .........    .............   .............   .............
  4. 1988 .........    .............   .............   .............
  5. 1989 .........    .............   .............   .............
  6. 1990 .........    .............   .............   .............
  7. 1991 .........    .............   .............   .............
  8. 1992 .........    .............   .............   .............
  9. 1993 .........    ........... 2   .............   .............
 10. 1994 .........      X X X         .......... 21   .............
 11. 1995 .........      X X X            X X X        .......... 47
----------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

                   SCHEDULE P - PART 4K - FIDELITY / SURETY

===============================================================================================================================
 1. Prior ........   .............  .............  .............  .............  .............  .............   .............
 2. 1986 .........   .............  .............  .............  .............  .............  .............   .............
 3. 1987 .........       X X X      .............  .............  .............  .............  .............   .............
 4. 1988 .........       X X X          X X X      .............  .............  .............  .............   .............
 5. 1989 .........       X X X          X X X          X X X      .............  .............  .............   .............
 6. 1990 .........       X X X          X X X          X X X          X X X      .............  .............   .............
 7. 1991 .........       X X X          X X X          X X X          X X X          X X X      .............   .............
 8. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       .............
 9. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
10. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
11. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior ........    .............   .............   .............
  2. 1986 .........    .............   .............   .............
  3. 1987 .........    .............   .............   .............
  4. 1988 .........    .............   .............   .............
  5. 1989 .........    .............   .............   .............
  6. 1990 .........    .............   .............   .............
  7. 1991 .........    .............   .............   .............
  8. 1992 .........    .............   .............   .............
  9. 1993 .........    .............   .............   .............
 10. 1994 .........      X X X         .............   .............
 11. 1995 .........      X X X            X X X        ........... 3
----------------------------------------------------------------------

                             10 YEAR BREAKOUT FOR

     SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

===============================================================================================================================
 1. Prior ........   .............  .............  .............  .............  .............  .............   .............
 2. 1986 .........   ....... 1,820  ......... 189  .............  .............  .............  .............   .............
 3. 1987 .........       X X X      ....... 5,018  ......... 194  .............  .............  .............   .............
 4. 1988 .........       X X X          X X X      ....... 8,546  .............  .......... 21  .............   .............
 5. 1989 .........       X X X          X X X          X X X      ....... 4,558  ......... 201  .............   .............
 6. 1990 .........       X X X          X X X          X X X          X X X      ....... 4,965  ........... 4   .............
 7. 1991 .........       X X X          X X X          X X X          X X X          X X X      ......... 196   .......... 50
 8. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       ....... 7,172
 9. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
10. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
11. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior ........    .............   .............   .............
  2. 1986 .........    .............   .............   .............
  3. 1987 .........    .............   .............   .............
  4. 1988 .........    .............   .............   .............
  5. 1989 .........    .............   .............   .............
  6. 1990 .........    .............   .............   .............
  7. 1991 .........    ........... 1   .............   .............
  8. 1992 .........    ........... 8   ........... 1   .............
  9. 1993 .........    ...... 10,333   ......... 149   .............
 10. 1994 .........      X X X         ....... 9,365   ......... 101
 11. 1995 .........      X X X            X X X        ....... 9,247
----------------------------------------------------------------------

                     SCHEDULE P - PART 4M - INTERNATIONAL

===============================================================================================================================
 1. Prior ........   .............  .............  .............  .............  .............  .............   .............
 2. 1986 .........   .............  .............  .............  .............  .............  .............   .............
 3. 1987 .........       X X X      .............  .............  .............  .............  .............   .............
 4. 1988 .........       X X X          X X X      .............  .............  .............  .............   .............
 5. 1989 .........       X X X          X X X          X X X      .............  .............  .............   .............
 6. 1990 .........       X X X          X X X          X X X          X X X      .............  .............   .............
 7. 1991 .........       X X X          X X X          X X X          X X X          X X X      .............   .............
 8. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       .............
 9. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
10. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
11. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------

======================================================================
  1. Prior ........    .............   .............   .............
  2. 1986 .........    .............   .............   .............
  3. 1987 .........    .............   .............   .............
  4. 1988 .........    .............   .............   .............
  5. 1989 .........    .............   .............   .............
  6. 1990 .........    .............   .............   .............
  7. 1991 .........    .............   .............   .............
  8. 1992 .........    .............   .............   .............
  9. 1993 .........    .............   .............   .............
 10. 1994 .........      X X X         .............   .............
 11. 1995 .........      X X X            X X X        .............
----------------------------------------------------------------------

                                     110B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 4N - REINSURANCE A

====================================================================================================================================
         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                    ----------------------------------------------------------------------------------------------------------------
   Years in Which          (2)            (3)            (4)            (5)            (6)            (7)             (8)
    Losses Were
      Incurred            1986           1987           1988           1989           1990           1991             1992
------------------------------------------------------------------------------------------------------------------------------------

  1. 1988  ........       X X X          X X X      ........ 543   ........ 271   ........ 311   ......... 83    ......... 68
  2. 1989 .........       X X X          X X X          X X X      ........ 967   ........ 438   ........ 211    ......... 58
  3. 1990 .........       X X X          X X X          X X X          X X X      ........ 965   ........ 618    ........ 223
  4. 1991 .........       X X X          X X X          X X X          X X X          X X X      ........ 689    ........ 331
  5. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       ........ 524
  6. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  7. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  8. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


====================================================================
         (1)                 (9)           (10)            (11)

   Years in Which
    Losses Were
      Incurred              1990           1991             1992
--------------------------------------------------------------------
  1. 1988  ........     ......... 15   ......... 12    ............
  2. 1989 .........     ......... 57   .......... 1    ............
  3. 1990 .........     ........ 154   ......... 55    ............
  4. 1991 .........     ........ 217   ........ 108    ......... 58
  5. 1992 .........     ........ 357   ........ 340    ........ 248
  6. 1993 .........     ...... 1,339   ........ 811    ........ 703
  7. 1994 .........         X X X      ........ 992    ........ 856
  8. 1995 .........         X X X          X X X       ...... 3,880
--------------------------------------------------------------------

                     SCHEDULE P - PART 4O - REINSURANCE B

====================================================================================================================================
  1. 1988  ........       X X X          X X X      ...... 3,879   ...... 2,881   ...... 2,408   ...... 1,126    ........ 637
  2. 1989 .........       X X X          X X X          X X X      ...... 7,387   ...... 7,223   ...... 6,330    ...... 4,689
  3. 1990 .........       X X X          X X X          X X X          X X X      ...... 7,348   ...... 6,336    ...... 5,060
  4. 1991 .........       X X X          X X X          X X X          X X X          X X X      ...... 5,205    ...... 4,548
  5. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       ...... 4,625
  6. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  7. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  8. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


====================================================================
  1. 1988  ........     ........ 830   ........ 578    ........ 303
  2. 1989 .........     ...... 3,853   ...... 2,258    ...... 1,707
  3. 1990 .........     ...... 3,842   ...... 3,280    ...... 2,732
  4. 1991 .........     ...... 4,124   ...... 4,074    ...... 3,056
  5. 1992 .........     ...... 3,668   ...... 2,664    ...... 2,003
  6. 1993 .........     ...... 3,948   ...... 2,969    ...... 2,136
  7. 1994 .........         X X X      ...... 5,102    ...... 4,229
  8. 1995 .........         X X X          X X X       ...... 9,461
--------------------------------------------------------------------

                     SCHEDULE P - PART 4P - REINSURANCE C

====================================================================================================================================
  1. 1988  ........       X X X          X X X      .............  .............  .............  .............   .............
  2. 1989 .........       X X X          X X X          X X X      .............                 .............   .............
  3. 1990 .........       X X X          X X X          X X X          X X X           NONE      .............   .............
  4. 1991 .........       X X X          X X X          X X X          X X X          X X X      .............   .............
  5. 1992 .........       X X X          X X X          X X X          X X X          X X X          X X X       .............
  6. 1993 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  7. 1994 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
  8. 1995 .........       X X X          X X X          X X X          X X X          X X X          X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


====================================================================
  1. 1988  ........     .............  .............   .............
  2. 1989 .........     .............  .............   .............
  3. 1990 .........     .............  .............   .............
  4. 1991 .........     .............  .............   .............
  5. 1992 .........     .............  .............   .............
  6. 1993 .........     .............  .............   .............
  7. 1994 .........         X X X      .............   .............
  8. 1995 .........         X X X          X X X       .............
--------------------------------------------------------------------

                     SCHEDULE P - PART 4Q - REINSURANCE D

===============================================================================================================================
 1. Prior ........   .............  .............  .............  .............  .............  .............   .............
 2. 1986 .........   .............  .............  .............  .............  .............  .............   .............
 3. 1987 .........       X X X       ........ 373   ........ 460   ........ 292   ........ 165   ..........50    ......... 53
--------------------------------------------------------------------------------------------------------------------------------

=================================================================
 1. Prior ........   .............  .............  .............
 2. 1986 .........   .............  .............  .............
 3. 1987 .........    ......... 51   ......... 51   ......... 51
-----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                       SCHEDULE P - PART 4R - SECTION 1
                        PRODUCTS LIABILITY - OCCURRENCE


=================================================================================================================================
         (1)            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )

                   --------------------------------------------------------------------------------------------------------------
   Years in Which           (2)            (3)               (4)              (5)              (6)            (7)
    Losses Were
      Incurred             1986           1987              1988             1989             1990           1991
--------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    .........       .........         .........       .........        .........       .........
  2. 1986  .........    .........       .........         .........       .........        .........       .........
  3. 1987  .........      X X X         .........         .........       .........        .........       .........
  4. 1988  .........      X X X           X X X           .........       .........        .........       .........
  5. 1989  .........      X X X           X X X             X X X         .........        .........       .........
  6. 1990  .........      X X X           X X X             X X X           X X X          .........       .........
  7. 1991  .........      X X X           X X X             X X X           X X X            X X X         .........
  8. 1992  .........      X X X           X X X             X X X           X X X            X X X           X X X
  9. 1993  .........      X X X           X X X             X X X           X X X            X X X           X X X
 10. 1994  .........      X X X           X X X             X X X           X X X            X X X           X X X
 11. 1995  .........      X X X           X X X             X X X           X X X            X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------

====================================================================================
         (1)
                   -----------------------------------------------------------------
   Years in Which           (8)             (9)              (10)            (11)
    Losses Were
      Incurred             1992            1993              1994            1995
------------------------------------------------------------------------------------
  1. Prior .........     .........       .........         .........       .........
  2. 1986  .........     .........       .........         .........       .........
  3. 1987  .........     .........       .........         .........       .........
  4. 1988  .........     .........       .........         .........       .........
  5. 1989  .........     .........       .........         .........       .........
  6. 1990  .........     .........       .........         .........       .........
  7. 1991  .........     .........       .........         .........       .........
  8. 1992  .........     .........       .........         .........       .........
  9. 1993  .........       X X X         .........         .........       .........
 10. 1994  .........       X X X           X X X           .........       .........
 11. 1995  .........       X X X           X X X             X X X         .........
------------------------------------------------------------------------------------


                       SCHEDULE P - PART 4R - SECTION 2

                       PRODUCTS LIABILITY - CLAIMS-MADE

=====================================================================================================================
  1. Prior .........    .........       .........         ...
  2. 1986  .........    .........       .........         ...
  3. 1987  .........      X X X         .........         ...
  4. 1988  .........      X X X           X X X           ...                    N    O    N    E
  5. 1989  .........      X X X           X X X
  6. 1990  .........      X X X           X X X
  7. 1991  .........      X X X           X X X
  8. 1992  .........      X X X           X X X
  9. 1993  .........      X X X           X X X             X X X           X X X            X X X           X X X
 10. 1994  .........      X X X           X X X             X X X           X X X            X X X           X X X
 11. 1995  .........      X X X           X X X             X X X           X X X            X X X           X X X
---------------------------------------------------------------------------------------------------------------------

====================================================================================
         (1)
                   -----------------------------------------------------------------
   Years in Which           (8)             (9)              (10)            (11)
    Losses Were
      Incurred             1992            1993              1994            1995
------------------------------------------------------------------------------------
  1. Prior .........                     .........         .........       .........
  2. 1986  .........                     .........         .........       .........
  3. 1987  .........                     .........         .........       .........
  4. 1988  .........                     .........         .........       .........
  5. 1989  .........                     .........         .........       .........
  6. 1990  .........                     .........         .........       .........
  7. 1991  .........                     .........         .........       .........
  8. 1992  .........                     .........         .........       .........
  9. 1993  .........       X X X         .........         .........       .........
 10. 1994  .........       X X X           X X X           .........       .........
 11. 1995  .........       X X X           X X X             X X X         .........
------------------------------------------------------------------------------------



         SCHEDULE P - PART 4S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

====================================================================================================================================

  1. Prior .........   X X X      X X X      X X X      X X X     N O N E    X X X     X X X   .........   .........    .........
  2. 1994  .........   X X X      X X X      X X X      X X X      X X X     X X X     X X X     X X X     .........    .........
  3. 1995  .........   X X X      X X X      X X X      X X X      X X X     X X X     X X X     X X X       X X X      .........
------------------------------------------------------------------------------------------------------------------------------------


  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

      SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                (For inhouse use only - Do not submit to NAIC)

=================================================================================================================================
         (1)            BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ( $000 OMITTED )
                   --------------------------------------------------------------------------------------------------------------
   Years in Which           (2)            (3)               (4)              (5)              (6)            (7)
    Losses Were
      Incurred             1986           1987              1988             1989             1990           1991
---------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    .........       .........         .........       .........        .........       .........
  2. 1986  .........    .........       .........         .........       .........        .........       .........
  3. 1987  .........      X X X         .........         .........       .........        .........       .........
  4. 1988  .........      X X X           X X X           .........       .........        .........       .........
  5. 1989  .........      X X X           X X X             X X X         .........        .........       .........
  6. 1990  .........      X X X           X X X             X X X           X X X          .........       .........
  7. 1991  .........      X X X           X X X             X X X           X X X            X X X         .........
  8. 1992  .........      X X X           X X X             X X X           X X X            X X X           X X X
  9. 1993  .........      X X X           X X X             X X X           X X X            X X X           X X X
 10. 1994  .........      X X X           X X X             X X X           X X X            X X X           X X X
 11. 1995  .........      X X X           X X X             X X X           X X X            X X X           X X X
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
      (1)
                    -------------------------------------------------------------------------------------------------------------
 Years in Which             (8)              (9)             (10)            (11)
  Losses Were
    Incurred               1992             1993             1994            1995
------------------------------------------------------------------------------------
  1. Prior .........     .........       .........         .........       .........
  2. 1986  .........     .........       .........         .........       .........
  3. 1987  .........     .........       .........         .........       .........
  4. 1988  .........     .........       .........         .........       .........
  5. 1989  .........     .........       .........         .........       .........
  6. 1990  .........     .........       .........         .........       .........
  7. 1991  .........     .........       .........         .........       .........
  8. 1992  .........     .........       .........         .........       .........
  9. 1993  .........       X X X         .........         .........       .........
 10. 1994  .........       X X X           X X X           .........       .........
 11. 1995  .........       X X X           X X X             X X X         .........
------------------------------------------------------------------------------------



      SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

=================================================================================================================================
  1. Prior .........    .........       .........         .........       .........        .........       .........
  2. 1986  .........    .........       .........         .........       .........        .........       .........
  3. 1987  .........      X X X         .........         .........       .........        .........       .........
  4. 1988  .........      X X X           X X X           .........       .........        .........       .........
  5. 1989  .........      X X X           X X X             X X X         .........        .........       .........
  6. 1990  .........      X X X           X X X             X X X           X X X          .........       .........
  7. 1991  .........      X X X           X X X             X X X           X X X            X X X         .........
  8. 1992  .........      X X X           X X X             X X X           X X X            X X X           X X X
  9. 1993  .........      X X X           X X X             X X X           X X X            X X X           X X X
 10. 1994  .........      X X X           X X X             X X X           X X X            X X X           X X X
 11. 1995  .........      X X X           X X X             X X X           X X X            X X X           X X X
---------------------------------------------------------------------------------------------------------------------------------


====================================================================================
  1. Prior .........     .........       .........         .........       .........
  2. 1986  .........     .........       .........         .........       .........
  3. 1987  .........     .........       .........         .........       .........
  4. 1988  .........     .........       .........         .........       .........
  5. 1989  .........     .........       .........         .........       .........
  6. 1990  .........     .........       .........         .........       .........
  7. 1991  .........     .........       .........         .........       .........
  8. 1992  .........     .........       .........         .........       .........
  9. 1993  .........       X X X         .........         .........       .........
 10. 1994  .........       X X X           X X X           .........       .........
 11. 1995  .........       X X X           X X X             X X X         .........
------------------------------------------------------------------------------------


                             10 YEAR BREAKOUT FOR

         SCHEDULE P - PART 4S - FINANCIAL GUARANTY / MORTGAGE GUARANTY

=================================================================================================================================
  1. Prior .........    .........       .........         .........       .........        .........       .........
  2. 1986  .........    .........       .........         .........       .........        .........       .........
  3. 1987  .........      X X X         .........         .........       .........        .........       .........
  4. 1988  .........      X X X           X X X           .........       .........        .........       .........
  5. 1989  .........      X X X           X X X             X X X         .........        .........       .........
  6. 1990  .........      X X X           X X X             X X X           X X X          .........       .........
  7. 1991  .........      X X X           X X X             X X X           X X X            X X X         .........
  8. 1992  .........      X X X           X X X             X X X           X X X            X X X           X X X
  9. 1993  .........      X X X           X X X             X X X           X X X            X X X           X X X
 10. 1994  .........      X X X           X X X             X X X           X X X            X X X           X X X
 11. 1995  .........      X X X           X X X             X X X           X X X            X X X           X X X
-------------------------------------------------------------------------------------------------------------------------------


====================================================================================
  1. Prior .........     .........       .........         .........       .........
  2. 1986  .........     .........       .........         .........       .........
  3. 1987  .........     .........       .........         .........       .........
  4. 1988  .........     .........       .........         .........       .........
  5. 1989  .........     .........       .........         .........       .........
  6. 1990  .........     .........       .........         .........       .........
  7. 1991  .........     .........       .........         .........       .........
  8. 1992  .........     .........       .........         .........       .........
  9. 1993  .........       X X X         .........         .........       .........
 10. 1994  .........       X X X           X X X           .........       .........
 11. 1995  .........       X X X           X X X             X X X         .........
------------------------------------------------------------------------------------

                                     112B

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                SCHEDULE P - PART 5A - HOMEOWNERS / FARMOWNERS

                                   SECTION 1

====================================================================================================================================
        (1)                       CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)           (6)              (7)             (8)
  Premiums Were
   Earned and             1986             1987             1988             1989           1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  ............     ............     ............    ............    ............    ............    ...........
  2. 1986 ..........  ............     ............     ............    ............    ............    ............    ...........
  3. 1987 ..........     X X X         ............     ............    ............    ............    ............    ...........
  4. 1988 ..........     X X X            X X X         ............    ............    ............    ............    ...........
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X          X X X        ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X          X X X            X X X       ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X          X X X            X X X          X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X          X X X            X X X          X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X          X X X            X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------

===========================================================================
        (1)
                        ---------------------------------------------------
  Years in Which             (9)            (10)             (11)
  Premiums Were
   Earned and               1993           1994             1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........  .............   ...............    ................
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ............. 7    ............. 11
 11. 1995 ..........      X X X           X X X          ............. 88
---------------------------------------------------------------------------

                                   SECTION 2

====================================================================================================================================
        (1)                                      NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)           (6)             (7)             (8)
  Premiums Were
   Earned and             1986             1987             1988             1989           1990            1991           1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  ............     ............     ............    ............    ............    ............    ...........
  2. 1986 ..........  ............     ............     ............    ............    ............    ............    ...........
  3. 1987 ..........     X X X         ............     ............    ............    ............    ............    ...........
  4. 1988 ..........     X X X            X X X         ............    ............    ............    ............    ...........
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X          X X X        ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X          X X X           X X X        ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X          X X X           X X X           X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X          X X X           X X X           X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X          X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

===========================================================================
        (1)
                        ---------------------------------------------------
  Years in Which           (9)             (10)                (11)
  Premiums Were
   Earned and             1993             1994                1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........  .............   ...............    ................
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ............. 2    ................
 11. 1995 ..........      X X X            X X X         ............. 10
---------------------------------------------------------------------------

                                   SECTION 3

====================================================================================================================================
        (1)                                   CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------

  Years in Which           (2)              (3)              (4)              (5)              (6)          (7)             (8)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990          1991           1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X            X X X            X X X            X X X           X X X          X X X           X X X
  2. 1986 ..........  ............     ............     ............    ............    ............    ............    ...........
  3. 1987 ..........     X X X         ............     ............    ............    ............    ............    ...........
  4. 1988 ..........     X X X            X X X         ............    ............    ............    ............    ...........
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X           X X X       ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X           X X X          X X X        ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X           X X X          X X X           X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X           X X X          X X X           X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X           X X X          X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

===========================================================================
        (1)
                        ---------------------------------------------------
  Years in Which             (9)           (10)                (11)
  Premiums Were
   Earned and               1993           1994                1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........      X X X            X X X              X X X
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ............. 9    ............. 14
 11. 1995 ..........      X X X            X X X         ............ 134
---------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                             SCHEDULE P - PART 5B
                  PRIVATE PASSENGER AUTO LIABILITY / MEDICAL

                                   SECTION 1

====================================================================================================================================
        (1)                       CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------

  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)          (8)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991         1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  ............     ............     ....
  2. 1986 ..........  ............     ............     ....
  3. 1987 ..........     X X X         ............     ....               N               O               N               E
  4. 1988 ..........     X X X            X X X         ....
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X           X X X       ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X           X X X           X X X       ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------

===========================================================================================================
        (1)
                        -----------------------------------------------------------------------------------
  Years in Which             (9)            (10)             (11)
  Premiums Were
   Earned and               1993           1994             1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........  .............   ...............    ................
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ...............    ................
 11. 1995 ..........      X X X            X X X         ................
---------------------------------------------------------------------------

                                   SECTION 2

====================================================================================================================================
        (1)                                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)          (8)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991         1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  ............     ............     ....
  2. 1986 ..........  ............     ............     ....
  3. 1987 ..........     X X X         ............     ....               N               O               N               E
  4. 1988 ..........     X X X            X X X         ....
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X           X X X       ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X           X X X           X X X       ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


===========================================================================================================
        (1)             CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                        -----------------------------------------------------------------------------------
  Years in Which             (9)            (10)             (11)
  Premiums Were
   Earned and               1993           1994             1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........  .............   ...............    ................
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ...............    ................
 11. 1995 ..........      X X X            X X X         ................
---------------------------------------------------------------------------

                                   SECTION 3

====================================================================================================================================
        (1)                                  CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
                      --------------------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)          (8)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991         1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X            X X X         ....
  2. 1986 ..........  ............     ............     ....
  3. 1987 ..........     X X X         ............     ....              N               O               N               E
  4. 1988 ..........     X X X            X X X         ....
  5. 1989 ..........     X X X            X X X            X X X        ............    ............    ............    ...........
  6. 1990 ..........     X X X            X X X            X X X            X X X       ............    ............    ...........
  7. 1991 ..........     X X X            X X X            X X X            X X X           X X X       ............    ...........
  8. 1992 ..........     X X X            X X X            X X X            X X X           X X X           X X X       ...........
  9. 1993 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 10. 1994 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
 11. 1995 ..........     X X X            X X X            X X X            X X X           X X X           X X X          X X X
------------------------------------------------------------------------------------------------------------------------------------


===========================================================================================================
        (1)
                        -----------------------------------------------------------------------------------
  Years in Which             (9)            (10)             (11)
  Premiums Were
   Earned and               1993           1994             1995
   Losses Were
    Incurred
---------------------------------------------------------------------------
  1. Prior .........      X X X            X X X              X X X
  2. 1986 ..........  .............   ...............    ................
  3. 1987 ..........  .............   ...............    ................
  4. 1988 ..........  .............   ...............    ................
  5. 1989 ..........  .............   ...............    ................
  6. 1990 ..........  .............   ...............    ................
  7. 1991 ..........  .............   ...............    ................
  8. 1992 ..........  .............   ...............    ................
  9. 1993 ..........  .............   ...............    ................
 10. 1994 ..........      X X X       ...............    ................
 11. 1995 ..........      X X X            X X X         ................
---------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

        SCHEDULE P - PART 5C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                   SECTION 1

=======================================================================================================================
        (1)                 CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                     ---------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                     ---------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X       ........ 11
-----------------------------------------------------------------


                                   SECTION 2

=======================================================================================================================
        (1)                         NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                     --------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                     ---------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      ......... 34
-----------------------------------------------------------------

                                   SECTION 3

=======================================================================================================================
        (1)                        CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
                     --------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                     ---------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      ......... 53
-----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 5D - WORKERS' COMPENSATION

                                   SECTION 1

=======================================================================================================================
        (1)                        CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
                   ----------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                  ------------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      .......... 1
-----------------------------------------------------------------

                                   SECTION 2

=======================================================================================================================
        (1)                           NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                   ----------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                  ------------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      .......... 4
-----------------------------------------------------------------

                                   SECTION 3

=======================================================================================================================
        (1)                           CUMULATIVE NUMBER OF CLAIMS REPORTED AND ASSUMED AT YEAR END
                   ----------------------------------------------------------------------------------------------------
  Years in Which         (2)           (3)           (4)           (5)           (6)           (7)           (8)
  Premiums Were
   Earned and            1986          1987          1988          1989          1990          1991          1992
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------
  1. Prior ........  ............  ............  ............  ............  ............  ............  ............
  2. 1986 .........  ............  ............  ............  ............  ............  ............  ............
  3. 1987 .........     X X X      ............  ............  ............  ............  ............  ............
  4. 1988 .........     X X X         X X X      ............  ............  ............  ............  ............
  5. 1989 .........     X X X         X X X         X X X      ............  ............  ............  ............
  6. 1990 .........     X X X         X X X         X X X         X X X      ............  ............  ............
  7. 1991 .........     X X X         X X X         X X X         X X X         X X X      ............  ............
  8. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X      ............
  9. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1994 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1995 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
-----------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                  ------------------------------------------------
  Years in Which           (9)           (10)          (11)
  Premiums Were
   Earned and              1993          1994          1995
   Losses Were
    Incurred
-----------------------------------------------------------------
  1. Prior ........    ............  ............  ............
  2. 1986 .........    ............  ............  ............
  3. 1987 .........    ............  ............  ............
  4. 1988 .........    ............  ............  ............
  5. 1989 .........    ............  ............  ............
  6. 1990 .........    ............  ............  ............
  7. 1991 .........    ............  ............  ............
  8. 1992 .........    ............  ............  ............
  9. 1993 .........    ............  ............  ............
 10. 1994 .........       X X X      ............  ............
 11. 1995 .........       X X X         X X X      .......... 5
-----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

               SCHEDULE P - PART 5E - COMMERCIAL MULTIPLE PERIL

                                   SECTION 1

=========================================================================================================================
        (1)                          CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                   ------------------------------------------------------------------------------------------------------
  Years in Which          (2)               (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and            1986              1987             1988             1989             1990             1991
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ................ ................ ................ ............ 594 ............ 598 ............ 599
  2. 1986 ......... ................ ................ ................ ................ ................ ................
  3. 1987 .........      X X X       ................ ................ ................ ................ ................
  4. 1988 .........      X X X            X X X       ................ ................ ................ ................
  5. 1989 .........      X X X            X X X            X X X       ................ ................ ................
  6. 1990 .........      X X X            X X X            X X X            X X X       ................ ................
  7. 1991 .........      X X X            X X X            X X X            X X X            X X X       ................
  8. 1992 .........      X X X            X X X            X X X            X X X            X X X            X X X
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995 .........      X X X            X X X            X X X            X X X            X X X            X X X
-------------------------------------------------------------------------------------------------------------------------
====================================================================================
        (1)
                   -----------------------------------------------------------------
  Years in Which         (8)            (9)            (10)              (11)
  Premiums Were
   Earned and           1993           1993            1994              1995
   Losses Were
    Incurred
------------------------------------------------------------------------------------
  1. Prior ....... ........... 599 .......... 603 ............ 603 ............ 604
  2. 1986 ........ ............... .............. ................ ................
  3. 1987 ........ ............... .............. ................ ................
  4. 1988 ........ ............... .............. ................ ................
  5. 1989 ........ ............... .............. ................ ................
  6. 1990 ........ ............... .............. ................ ................
  7. 1991 ........ ............... .............. ................ ................
  8. 1992 ........ ............... ............ 2 .............. 2 .............. 2
  9. 1993 ........     X X X       ........... 19 ............. 30 ............. 40
 10. 1994 ........     X X X          X X X       ............. 32 ............. 70
 11. 1995 ........     X X X          X X X            X X X       ............. 54
------------------------------------------------------------------------------------

                                   SECTION 2

==========================================================================================================================
        (1)                                           NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                   -------------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991
   Losses Were
    Incurred
--------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ............ 110 ............. 85 ............. 59 ............. 29 ............. 14 ............. 10
  2. 1986 ......... ................ ................ ................ ................ ................ ................
  3. 1987 .........      X X X       ................ ................ ................ ................ ................
  4. 1988 .........      X X X            X X X       ................ ................ ................ ................
  5. 1989 .........      X X X            X X X            X X X       ................ ................ ................
  6. 1990 .........      X X X            X X X            X X X            X X X       ................ ................
  7. 1991 .........      X X X            X X X            X X X            X X X            X X X       ................
  8. 1992 .........      X X X            X X X            X X X            X X X            X X X            X X X
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995 .........      X X X            X X X            X X X            X X X            X X X            X X X
--------------------------------------------------------------------------------------------------------------------------
====================================================================================
        (1)
                   -----------------------------------------------------------------
  Years in Which        (8)            (9)            (10)              (11)
  Premiums Were
   Earned and          1993           1993            1994              1995
   Losses Were
    Incurred
------------------------------------------------------------------------------------
  1. Prior ........ .......... 10   .......... 2  ............. 2  ............. 1
  2. 1986 ......... .............  ............. ................ ................
  3. 1987 ......... .............  ............. ................ ................
  4. 1988 ......... .............  ............. ................ ................
  5. 1989 ......... .............  ............. ................ ................
  6. 1990 ......... .............  ............. ................ ................
  7. 1991 ......... .............  ............. ................ ................
  8. 1992 ......... ........... 2  ........... 2 .............. 2  ............. 1
  9. 1993 .........   X X X        .......... 57 ............. 23  ............. 3
 10. 1994 .........   X X X          X X X       ............. 78  ............ 22
 11. 1995 .........   X X X          X X X            X X X        ............ 64
------------------------------------------------------------------------------------

                                   SECTION 3

=========================================================================================================================
        (1)                          CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
                    -----------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------
  1. Prior ........      X X X            X X X            X X X            X X X            X X X            X X X
  2. 1986 ......... ................ ................ ................ ................ ................ ................
  3. 1987 .........      X X X       ................ ................ ................ ................ ................
  4. 1988 .........      X X X            X X X       ................ ................ ................ ................
  5. 1989 .........      X X X            X X X            X X X       ................ ................ ................
  6. 1990 .........      X X X            X X X            X X X            X X X       ................ ................
  7. 1991 .........      X X X            X X X            X X X            X X X            X X X       ................
  8. 1992 .........      X X X            X X X            X X X            X X X            X X X            X X X
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995..........      X X X            X X X            X X X            X X X            X X X            X X X
-------------------------------------------------------------------------------------------------------------------------
====================================================================================
        (1)
                    ----------------------------------------------------------------
  Years in Which         (8)            (9)            (10)              (11)
  Premiums Were
   Earned and           1993           1993            1994              1995
   Losses Were
    Incurred
------------------------------------------------------------------------------------
  1. Prior ........    X X X          X X X            X X X            X X X
  2. 1986 ......... .............. .............. ................ ................
  3. 1987 ......... .............. .............. ................ ................
  4. 1988 ......... .............. .............. ................ ................
  5. 1989 ......... .............. .............. ................ ................
  6. 1990 ......... .............. .............. ................ ................
  7. 1991 ......... .............. .............. ................ ................
  8. 1992 ......... ............ 4 ............ 5 .............. 5 .............. 5
  9. 1993 .........    X X X       ........... 47 ............. 57 ............. 60
 10. 1994 .........    X X X          X X X       ............. 98 ............ 134
 11. 1995..........    X X X          X X X            X X X       ............ 153
------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                 SCHEDULE P - PART 5F - MEDICAL MALPRACTICE - OCCURRENCE

                                  SECTION 1A

=========================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                    -----------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ................ ..............   ....
  2. 1986 ......... ................ ..............   ....
  3. 1987 .........      X X X       ..............   ....
  4. 1988 .........      X X X            X X X       ....
  5. 1989 .........      X X X            X X X                  N                O                N                E
  6. 1990 .........      X X X            X X X
  7. 1991 .........      X X X            X X X
  8. 1992 .........      X X X            X X X
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995 .........      X X X            X X X            X X X            X X X            X X X            X X X
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================
        (1)

  Years in Which         (8)              (9)             (10)              (11)
  Premiums Were
   Earned and            1992             1993            1994              1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------
  1. Prior ........              . ................ ................ .................
  2. 1986 .........              . ................ ................ .................
  3. 1987 .........              . ................ ................ .................
  4. 1988 .........              . ................ ................ .................
  5. 1989 .........              . ................ ................ .................
  6. 1990 .........              . ................ ................ .................
  7. 1991 .........              . ................ ................ .................
  8. 1992 .........              . ................ ................ .................
  9. 1993 .........      X X X     ................ ................ .................
 10. 1994 .........      X X X          X X X       ................ .................
 11. 1995 .........      X X X          X X X            X X X       .................
-----------------------------------------------------------------------------------------

                                  SECTION 2A

=========================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                    -----------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------
  1. Prior ........ ................ ................ ....
  2. 1986 ......... ................ ................ ....
  3. 1987 .........      X X X       ................ ....
  4. 1988 .........      X X X            X X X       ....
  5. 1989 .........      X X X            X X X                  N                O                N                E
  6. 1990 .........      X X X            X X X
  7. 1991 .........      X X X            X X X
  8. 1992 .........      X X X            X X X
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995 .........      X X X            X X X            X X X            X X X            X X X            X X X
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================
        (1)

  Years in Which         (8)              (9)             (10)             (11)
  Premiums Were
   Earned and            1992             1993            1994              1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------
  1. Prior ........              . ................ ................ .................
  2. 1986 .........              . ................ ................ .................
  3. 1987 .........              . ................ ................ .................
  4. 1988 .........              . ................ ................ .................
  5. 1989 .........              . ................ ................ .................
  6. 1990 .........              . ................ ................ .................
  7. 1991 .........              . ................ ................ .................
  8. 1992 .........              . ................ ................ .................
  9. 1993 .........      X X X     ................ ................ .................
 10. 1994 .........      X X X          X X X       ................ .................
 11. 1995 .........      X X X          X X X            X X X       .................
-----------------------------------------------------------------------------------------

                                  SECTION 3A

=========================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                    -----------------------------------------------------------------------------------------------------
  Years in Which           (2)              (3)              (4)              (5)              (6)              (7)
  Premiums Were
   Earned and             1986             1987             1988             1989             1990             1991
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------
  1. Prior ........      X X X            X X X       ....
  2. 1986 ......... ................ ................ ....
  3. 1987 .........      X X X       ................ ....
  4. 1988 .........      X X X            X X X       ....
  5. 1989 .........      X X X            X X X                 N                 O                N                E
  6. 1990 .........      X X X            X X X
  7. 1991 .........      X X X            X X X
  8. 1992 .........      X X X            X X X            . . .            . . .            . . .            . . .
  9. 1993 .........      X X X            X X X            X X X            X X X            X X X            X X X
 10. 1994 .........      X X X            X X X            X X X            X X X            X X X            X X X
 11. 1995 .........      X X X            X X X            X X X            X X X            X X X            X X X
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================
        (1)

  Years in Which         (8)              (9)             (10)             (11)
  Premiums Were
   Earned and            1992             1993            1994              1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------
  1. Prior ........              . ................ ................ .................
  2. 1986 .........              . ................ ................ .................
  3. 1987 .........              . ................ ................ .................
  4. 1988 .........              . ................ ................ .................
  5. 1989 .........              . ................ ................ .................
  6. 1990 .........              . ................ ................ .................
  7. 1991 .........              . ................ ................ .................
  8. 1992 ......... .............. ................ ................ .................
  9. 1993 .........      X X X     ................ ................ .................
 10. 1994 .........      X X X          X X X       ................ .................
 11. 1995 .........      X X X          X X X            X X X       .................
-----------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

           SCHEDULE P - PART 5F - MEDICAL MALPRACTICE - CLAIMS-MADE

                                  SECTION 1B

===================================================================================================================================
      (1)                      CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ..... ........... .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 2B

===================================================================================================================================
      (1)                         NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ..... ........... .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 3B

===================================================================================================================================
      (1)                         CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior .....    X X X       X X X                                                           .    X X X       X X X     X X X
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

              SCHEDULE P - PART 5H - OTHER LIABILITY - OCCURRENCE

                                  SECTION 1A

===================================================================================================================================
      (1)                  CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ..... ........... .......... .......... ..... 1,463 .... 1,463 ..... 1,463 ..... 1,463 ..... 1,463 ..... 1,466 ... 1,466
  2. 1986  ..... ........... .......... .......... ....... 573 ...... 573 ....... 573 ....... 573 ....... 573 ....... 573 ..... 573
  3. 1987  .....    X X X    .......... .......... ....... 300 ...... 300 ....... 300 ....... 300 ....... 300 ....... 300 ..... 300
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ....... 2
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 2A

===================================================================================================================================
      (1)                  NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ..... ........... .......... .......... ........ 49 ....... 27 ........ 22 ........ 18 ........ 15 ........ 15 ...... 14
  2. 1986  ..... ........... .......... .......... ........... .......... ........... ........... ........... ........... .........
  3. 1987  .....    X X X    .......... .......... ........... .......... ........... ........... ........... ........... .........
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X     ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ...... 29
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 3A

===================================================================================================================================
      (1)                          CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------

  1. Prior .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X     X X X
  2. 1986  ..... ........... .......... .......... ........574 ...... 574 ....... 574 ....... 574 ....... 574 ....... 574 ..... 574
  3. 1987  .....    X X X    .......... .......... ........300 .......300 ........300 ........300 ........300 ........300 ......300
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ...... 34
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

             SCHEDULE P - PART 5H - OTHER LIABILITY - CLAIMS-MADE

                                  SECTION 1B

===============================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....             N          O          N          E                   .
  5. 1989  .........     X X X          X X X                                                                               .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X        X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X        X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........   .........   .........   .........
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------

                                  SECTION 2B

===============================================================================================================================
        (1)                                  NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....             N          O          N          E                   .
  5. 1989  .........     X X X          X X X                                                                               .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X            X X X        X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X            X X X        X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X            X X X        X X X
------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........   .........   .........   .........
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------


                                  SECTION 3B

===============================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X          X X X         ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....             N          O          N          E                   .
  5. 1989  .........     X X X          X X X                                                                               .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........     X X X       X X X       X X X
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

             SCHEDULE P - PART 5R - OTHER LIABILITY - CLAIMS-MADE

                                  SECTION 1A

===============================================================================================================================
        (1)                     CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....                                                                  .
  5. 1989  .........     X X X          X X X                    N                O                N                E       .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
-------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........   .........   .........   .........
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------

                                  SECTION 2A


===============================================================================================================================
        (1)                                  NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....                                                                  .
  5. 1989  .........     X X X          X X X                    N                O                N                E       .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
-------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........   .........   .........   .........
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------


                                  SECTION 3A

===============================================================================================================================
        (1)                              CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                  -------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)           (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991          1992
   Losses Were
    Incurred
-------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X          X X X         ....                                                                  .
  2. 1986  .........   .........      .........       ....                                                                  .
  3. 1987  .........     X X X        .........       ....                                                                  .
  4. 1988  .........     X X X          X X X         ....                                                                  .
  5. 1989  .........     X X X          X X X                    N                O                N                E       .
  6. 1990  .........     X X X          X X X                                                                               .
  7. 1991  .........     X X X          X X X                                                                               .
  8. 1992  .........     X X X          X X X                                                                               .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X         X X X
------------------------------------------------------------------------------------------------------------------------------

========================================================
        (1)
                  --------------------------------------
  Years in Which          (9)         (10)        (11)
  Premiums Were
   Earned and            1993        1994         1995
   Losses Were
    Incurred
--------------------------------------------------------
  1. Prior .........     X X X       X X X       X X X
  2. 1986  .........   .........   .........   .........
  3. 1987  .........   .........   .........   .........
  4. 1988  .........   .........   .........   .........
  5. 1989  .........   .........   .........   .........
  6. 1990  .........   .........   .........   .........
  7. 1991  .........   .........   .........   .........
  8. 1992  .........   .........   .........   .........
  9. 1993  .........   .........   .........   .........
 10. 1994  .........     X X X     .........   .........
 11. 1995  .........     X X X       X X X     .........
--------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

            SCHEDULE P - PART 5R - PRODUCTS LIABILITY - CLAIMS-MADE

                                  SECTION 1B

====================================================================================================================================
        (1)                         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                     .
  2. 1986  .........   .........      .........       ....                                                                     .
  3. 1987  .........     X X X        .........       ....                                                                     .
  4. 1988  .........     X X X          X X X         ....                                                                     .
  5. 1989  .........     X X X          X X X                           N                O              N               E      .
  6. 1990  .........     X X X          X X X                                                                                  .
  7. 1991  .........     X X X          X X X                                                                                  .
  8. 1992  .........     X X X          X X X                                                                                  .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                   -----------------------------------------------
  Years in Which            (9)            (10)           (11)
  Premiums Were
   Earned and               1993           1994           1995
   Losses Were
    Incurred
------------------------------------------------------------------
  1. Prior .........      .........      .........      .........
  2. 1986  .........      .........      .........      .........
  3. 1987  .........      .........      .........      .........
  4. 1988  .........      .........      .........      .........
  5. 1989  .........      .........      .........      .........
  6. 1990  .........      .........      .........      .........
  7. 1991  .........      .........      .........      .........
  8. 1992  .........      .........      .........      .........
  9. 1993  .........      .........      .........      .........
 10. 1994  .........        X X X        .........      .........
 11. 1995  .........        X X X          X X X        .........
------------------------------------------------------------------

                                  SECTION 2B


====================================================================================================================================
        (1)                                           NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........   .........      .........       ....                                                                     .
  2. 1986  .........   .........      .........       ....                                                                     .
  3. 1987  .........    X X X         .........       ....                                                                     .
  4. 1988  .........    X X X           X X X         ....              N               O               N               E      .
  5. 1989  .........    X X X           X X X                                                                                  .
  6. 1990  .........    X X X           X X X                                                                                  .
  7. 1991  .........    X X X           X X X                                                                                  .
  8. 1992  .........    X X X           X X X                                                                                  .
  9. 1993  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

===================================================================
        (1)
                   ------------------------------------------------
  Years in Which            (9)             (10)           (11)
  Premiums Were
   Earned and               1993           1994           1995
   Losses Were
    Incurred
-------------------------------------------------------------------
  1. Prior .........      .........      .........      .........
  2. 1986  .........      .........      .........      .........
  3. 1987  .........      .........      .........      .........
  4. 1988  .........      .........      .........      .........
  5. 1989  .........      .........      .........      .........
  6. 1990  .........      .........      .........      .........
  7. 1991  .........      .........      .........      .........
  8. 1992  .........      .........      .........      .........
  9. 1993  .........      .........      .........      .........
 10. 1994  .........        X X X        .........      .........
 11. 1995  .........        X X X          X X X        .........
-------------------------------------------------------------------


                                  SECTION 3B

====================================================================================================================================
        (1)                        CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........     X X X          X X X         ....                                                                     .
  2. 1986  .........   .........      .........       ....                                                                     .
  3. 1987  .........     X X X        .........       ....                                                                     .
  4. 1988  .........     X X X          X X X         ....                                                                     .
  5. 1989  .........     X X X          X X X                           N               O               N               E      .
  6. 1990  .........     X X X          X X X                                                                                  .
  7. 1991  .........     X X X          X X X                                                                                  .
  8. 1992  .........     X X X          X X X                                                                                  .
  9. 1993  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........     X X X          X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------------

===================================================================
        (1)
                   ------------------------------------------------
  Years in Which             (9)            (10)           (11)
  Premiums Were
   Earned and               1993           1994           1995
   Losses Were
    Incurred
-------------------------------------------------------------------
  1. Prior .........        X X X          X X X          X X X
  2. 1986  .........      .........      .........      .........
  3. 1987  .........      .........      .........      .........
  4. 1988  .........      .........      .........      .........
  5. 1989  .........      .........      .........      .........
  6. 1990  .........      .........      .........      .........
  7. 1991  .........      .........      .........      .........
  8. 1992  .........      .........      .........      .........
  9. 1993  .........      .........      .........      .........
 10. 1994  .........        X X X        .........      .........
 11. 1995  .........        X X X          X X X        .........
-------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

        SCHEDULE P - PART 6C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                   SECTION 1

====================================================================================================================================
        (1)                                 CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    0 0 0         .........       .........       .........       .........       .........       .........
  2. 1986  .........  .........       .........       .........       .........       .........       .........       .........
  3. 1987  .........    X X X         .........       .........       .........       .........       .........       .........
  4. 1988  .........    X X X           X X X         .........       .........       .........       .........       .........
  5. 1989  .........    X X X           X X X           X X X         .........       .........       .........       .........
  6. 1990  .........    X X X           X X X           X X X           X X X         .........       .........       .........
  7. 1991  .........    X X X           X X X           X X X           X X X           X X X         .........       .........
  8. 1992  .........    X X X           X X X           X X X           X X X           X X X           X X X         .........
  9. 1993  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------

=====================================================================
        (1)
                         --------------------------------------------
  Years in Which            (9)           (10)            (11)
  Premiums Were
   Earned and              1993          1994            1995
   Losses Were
    Incurred
---------------------------------------------------------------------
  1. Prior .........     .........     .........       .........
  2. 1986  .........     .........     .........       .........
  3. 1987  .........     .........     .........       .........
  4. 1988  .........     .........     .........       .........
  5. 1989  .........     .........     .........       .........
  6. 1990  .........     .........     .........       .........
  7. 1991  .........     .........     .........       .........
  8. 1992  .........     .........     .........       .........
  9. 1993  .........     .........     .........       .........
 10. 1994  .........       X X X       .........       .........
 11. 1995  .........       X X X         X X X         ......189
---------------------------------------------------------------------

                                   SECTION 2

====================================================================================================================================
        (1)                                    CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    0 0 0         .........       .........       .........       .........       .........       .........
  2. 1986  .........  .........       .........       .........       .........       .........       .........       .........
  3. 1987  .........    X X X         .........       .........       .........       .........       .........       .........
  4. 1988  .........    X X X           X X X         .........       .........       .........       .........       .........
  5. 1989  .........    X X X           X X X           X X X         .........       .........       .........       .........
  6. 1990  .........    X X X           X X X           X X X           X X X         .........       .........       .........
  7. 1991  .........    X X X           X X X           X X X           X X X           X X X         .........       .........
  8. 1992  .........    X X X           X X X           X X X           X X X           X X X           X X X         .........
  9. 1993  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------

==================================================================
        (1)
                          ----------------------------------------
  Years in Which              (9)           (10)           (11)
  Premiums Were
   Earned and                1993          1994           1995
   Losses Were
    Incurred
------------------------------------------------------------------
  1. Prior .........      .........     .........       .........
  2. 1986  .........      .........     .........       .........
  3. 1987  .........      .........     .........       .........
  4. 1988  .........      .........     .........       .........
  5. 1989  .........      .........     .........       .........
  6. 1990  .........      .........     .........       .........
  7. 1991  .........      .........     .........       .........
  8. 1992  .........      .........     .........       .........
  9. 1993  .........      .........     .........       .........
 10. 1994  .........        X X X       .........       .........
 11. 1995  .........        X X X         X X X         .......25
------------------------------------------------------------------


                 SCHEDULE P - PART 6D - WORKERS' COMPENSATION

                                   SECTION 1

====================================================================================================================================
        (1)                                 CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    0 0 0         .........       .........       .........       .........       .........       .........
  2. 1986  .........  .........       .........       .........       .........       .........       .........       .........
  3. 1987  .........    X X X         .........       .........       .........       .........       .........       .........
  4. 1988  .........    X X X           X X X         .........       .........       .........       .........       .........
  5. 1989  .........    X X X           X X X           X X X         .........       .........       .........       .........
  6. 1990  .........    X X X           X X X           X X X           X X X         .........       .........       .........
  7. 1991  .........    X X X           X X X           X X X           X X X           X X X         .........       .........
  8. 1992  .........    X X X           X X X           X X X           X X X           X X X           X X X         .........
  9. 1993  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------

=====================================================================
        (1)
                             ----------------------------------------
  Years in Which                 (9)            (10)          (11)
  Premiums Were
   Earned and                   1993          1994           1995
   Losses Were
    Incurred
---------------------------------------------------------------------
  1. Prior .........         .........     .........       .........
  2. 1986  .........         .........     .........       .........
  3. 1987  .........         .........     .........       .........
  4. 1988  .........         .........     .........       .........
  5. 1989  .........         .........     .........       .........
  6. 1990  .........         .........     .........       .........
  7. 1991  .........         .........     .........       .........
  8. 1992  .........         .........     .........       .........
  9. 1993  .........         .........     .........       .........
 10. 1994  .........           X X X       .........       .........
 11. 1995  .........           X X X         X X X         ........6
---------------------------------------------------------------------


                                   SECTION 2

====================================================================================================================================
        (1)                                         CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)
                   -----------------------------------------------------------------------------------------------------------------
  Years in Which          (2)             (3)             (4)             (5)             (6)             (7)             (8)
  Premiums Were
   Earned and            1986            1987            1988            1989            1990            1991            1992
   Losses Were
    Incurred
------------------------------------------------------------------------------------------------------------------------------------
  1. Prior .........    0 0 0         .........       .........       .........       .........       .........       .........
  2. 1986  .........  .........       .........       .........       .........       .........       .........       .........
  3. 1987  .........    X X X         .........       .........       .........       .........       .........       .........
  4. 1988  .........    X X X           X X X         .........       .........       .........       .........       .........
  5. 1989  .........    X X X           X X X           X X X         .........       .........       .........       .........
  6. 1990  .........    X X X           X X X           X X X           X X X         .........       .........       .........
  7. 1991  .........    X X X           X X X           X X X           X X X           X X X         .........       .........
  8. 1992  .........    X X X           X X X           X X X           X X X           X X X           X X X         .........
  9. 1993  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 10. 1994  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
 11. 1995  .........    X X X           X X X           X X X           X X X           X X X           X X X           X X X
------------------------------------------------------------------------------------------------------------------------------

=====================================================================
        (1)
                             ----------------------------------------
  Years in Which                 (9)           (10)           (11)
  Premiums Were
   Earned and                   1993          1994           1995
   Losses Were
    Incurred
---------------------------------------------------------------------
  1. Prior .........         .........     .........       .........
  2. 1986  .........         .........     .........       .........
  3. 1987  .........         .........     .........       .........
  4. 1988  .........         .........     .........       .........
  5. 1989  .........         .........     .........       .........
  6. 1990  .........         .........     .........       .........
  7. 1991  .........         .........     .........       .........
  8. 1992  .........         .........     .........       .........
  9. 1993  .........         .........     .........       .........
 10. 1994  .........           X X X       .........       .........
 11. 1995  .........           X X X         X X X         ........1
---------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

               SCHEDULE P - PART 6E - COMMERCIAL MULTIPLE PERIL

                                   SECTION 1

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... .......... ........... .......... ........... ........... ........... ........... .........
  2. 1986  ..... ........... .......... .......... ........... .......... ........... ........... ........... ........... .........
  3. 1987  .....    X X X    .......... .......... ........... .......... ........... ........... ........... ........... .........
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ..... 1,639 ..... 1,639 ... 1,639
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ..... 3,792 ... 3,792
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 6,766
-----------------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... .......... ........... .......... ........... ........... ........... ........... .........
  2. 1986  ..... ........... .......... .......... ........... .......... ........... ........... ........... ........... .........
  3. 1987  .....    X X X    .......... .......... ........... .......... ........... ........... ........... ........... .........
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ..... 1,209 ..... 1,209 ... 1,209
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ..... 2,898 ... 2,898
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 4,790
-----------------------------------------------------------------------------------------------------------------------------------

              SCHEDULE P - PART 6H - OTHER LIABILITY - OCCURRENCE

                                  SECTION 1A

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... .......... ........... .......... ........... ........... ........... ........... .........
  2. 1986  ..... ........... .......... .......... ........... .......... ........... ........... ........... ........... .........
  3. 1987  .....    X X X    .......... .......... ........... .......... ........... ........... ........... ........... .........
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 1,848
-----------------------------------------------------------------------------------------------------------------------------------


                                  SECTION 2A

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... .......... ........... .......... ........... ........... ........... ........... .........
  2. 1986  ..... ........... .......... .......... ........... .......... ........... ........... ........... ........... .........
  3. 1987  .....    X X X    .......... .......... ........... .......... ........... ........... ........... ........... .........
  4. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  5. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  6. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  7. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  8. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 1,449
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

             SCHEDULE P - PART 6H - OTHER LIABILITY - CLAIMS-MADE

                                  SECTION 1B

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                    .. ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                    .. ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                    .. ........... ........... .........
  4. 1988  .....    X X X       X X X   ...     N           O           N           E          .. ........... ........... .........
  5. 1989  .....    X X X       X X X                                                          .. ........... ........... .........
  6. 1990  .....    X X X       X X X                                                          .. ........... ........... .........
  7. 1991  .....    X X X       X X X                                                          .. ........... ........... .........
  8. 1992  .....    X X X       X X X                                                          .. ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 2B

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                    .. ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                    .. ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                    .. ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O           N          E            .. ........... ........... .........
  5. 1989  .....    X X X       X X X                                                          .. ........... ........... .........
  6. 1990  .....    X X X       X X X                                                          .. ........... ........... .........
  7. 1991  .....    X X X       X X X                                                          .. ........... ........... .........
  8. 1992  .....    X X X       X X X                                                          .. ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 6M - INTERNATIONAL

                                   SECTION 1

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                    .. ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                    .. ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                    .. ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O           N          E            .. ........... ........... .........
  5. 1989  .....    X X X       X X X                                                          .. ........... ........... .........
  6. 1990  .....    X X X       X X X                                                          .. ........... ........... .........
  7. 1991  .....    X X X       X X X                                                          .. ........... ........... .........
  8. 1992  .....    X X X       X X X                                                          .. ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                    .. ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                    .. ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                    .. ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O           N          E            .. ........... ........... .........
  5. 1989  .....    X X X       X X X                                                          .. ........... ........... .........
  6. 1990  .....    X X X       X X X                                                          .. ........... ........... .........
  7. 1991  .....    X X X       X X X                                                          .. ........... ........... .........
  8. 1992  .....    X X X       X X X                                                          .. ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                     SCHEDULE P - PART 6N - REINSURANCE A

                                   SECTION 1

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  2. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  3. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  4. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  5. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  6. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    .... 10,093 .... 10,093 .. 10,093
  7. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    .... 13,688 .. 13,688
  8. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .. 20,154
-----------------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  2. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  3. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  4. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  5. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  6. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ..... 4,196 ..... 4,196 ... 4,196
  7. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ..... 7,127 ... 7,127
  8. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 8,540
-----------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 6O - REINSURANCE B

                                   SECTION 1

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  2. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  3. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  4. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  5. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  6. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ..... 7,397 ..... 7,397 ... 7,397
  7. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    .... 10,578 .. 10,578
  8. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .. 18,887
-----------------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. 1988  .....    X X X       X X X   .......... ........... .......... ........... ........... ........... ........... .........
  2. 1989  .....    X X X       X X X      X X X   ........... .......... ........... ........... ........... ........... .........
  3. 1990  .....    X X X       X X X      X X X      X X X    .......... ........... ........... ........... ........... .........
  4. 1991  .....    X X X       X X X      X X X      X X X       X X X   ........... ........... ........... ........... .........
  5. 1992  .....    X X X       X X X      X X X      X X X       X X X      X X X    ........... ........... ........... .........
  6. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ..... 1,811 ..... 1,811 ... 1,811
  7. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ..... 2,399 ... 2,399
  8. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    ... 4,758
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

            SCHEDULE P - PART 6R - PRODUCTS LIABILITY - OCCURRENCE

                                  SECTION 1A

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 2A

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

            SCHEDULE P - PART 6R - PRODUCTS LIABILITY - CLAIMS-MADE

                                  SECTION 1B

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

                                  SECTION 2B

===================================================================================================================================
      (1)                              CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ( $000 OMITTED )
-----------------------------------------------------------------------------------------------------------------------------------
  Years in Which     (2)        (3)        (4)         (5)       (6)         (7)          (8)         (9)        (10)      (11)
  Premiums Were
   Earned and        1986      1987       1988        1989       1990        1991         1992        1993       1994      1995
   Losses Were
    Incurred
-----------------------------------------------------------------------------------------------------------------------------------
  1. Prior .....    O O O    .......... ...                                                     . ........... ........... .........
  2. 1986  ..... ........... .......... ...                                                     . ........... ........... .........
  3. 1987  .....    X X X    .......... ...                                                     . ........... ........... .........
  4. 1988  .....    X X X       X X X   ...       N        O        N        E                  . ........... ........... .........
  5. 1989  .....    X X X       X X X                                                           . ........... ........... .........
  6. 1990  .....    X X X       X X X                                                           . ........... ........... .........
  7. 1991  .....    X X X       X X X                                                           . ........... ........... .........
  8. 1992  .....    X X X       X X X                                                           . ........... ........... .........
  9. 1993  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X    ........... ........... .........
 10. 1994  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X    ........... .........
 11. 1995  .....    X X X       X X X      X X X      X X X       X X X      X X X       X X X       X X X       X X X    .........
-----------------------------------------------------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

            SCHEDULE P - PART 7A - PRIMARY LOSS SENSITIVE CONTRACTS

                                ($000 OMITTED)

                                   SECTION 1

  ==============================================================================================================================
                         (1)                       (2)         (3)           (4)          (5)         (6)         (7)
                                                            Net Losses
                                                               and                                    Net
                                                             Expenses       Loss                    Premiums      Loss
                                                Total Net    Unpaid On    Sensitive                Written On   Sensitive
                                               Losses and      Loss          as        Total Net     Loss          as
                                                Expenses     Sensitive   Percentage    Premiums    Sensitive    Percentage
                Schedule P - Part 1              Unpaid      Contracts    of Total      Written    Contracts     of Total
  ------------------------------------------------------------------------------------------------------------------------------
   1.  Homeowners/Farmowners ................ ........ 104 ............ ............ ........ 398 ............ ............
   2.  Private Passenger Auto Liab./Medical . ............ ............ ............ ............ ............ ............
   3.  Commercial Auto/Truck Liab./Medical .. ........ 105 ............ ............ ........ 521 ............ ............
   4.  Workers' Compensation ................ .......... 2 ............ ............ ......... 11 ............ ............
   5.  Commercial Multiple Peril ............ ...... 1,115 ............ ............ ...... 2,137 ............ ............
   6.  Medical Malpractice - Occurrence ..... ............ ............ ............ ............ ............ ............
   7.  Medical Malpractice - Claims - made .. ............ ............ ............ ............ ............ ............
   8.  Special Liability .................... ............ ............ ............ ............ ............ ............
   9.  Other Liability - Occurrence ......... ........ 506 ............ ............ ........ 955 ............ ............
   10. Other Liabilities - Claims - made .... ............ ............ ............ ............ ............ ............
   11. Special Property ..................... ........ 528 ............ ............ ...... 2,167 ............ ............
   12. Auto Physical Damage ................. ........ 230 ............ ............ ...... 1,105 ............ ............
   13. Fidelity/Surety ...................... .......... 3 ............ ............ ......... 11 ............ ............
   14. Other ................................ ..... 17,946 ............ ............ ..... 81,546 ............ ............
   15. International ........................ ............ ............ ............ ............ ............ ............
   16. Reinsurance A ........................      XXX          XXX          XXX          XXX          XXX         XXX
   17. Reinsurance B ........................      XXX          XXX          XXX          XXX          XXX         XXX
   18. Reinsurance C ........................      XXX          XXX          XXX          XXX          XXX         XXX
   19. Reinsurance D ........................      XXX          XXX          XXX          XXX          XXX         XXX
   20. Products Liability - Occurrence ...... ............ ............ ............ ............ ............ ............
   21. Products Liability - Claims - made ... ............ ............ ............ ............ ............ ............
   22. Financial Guaranty/Mortgage Guaranty . ............ ............ ............ ............ ............ ............
  ------------------------------------------------------------------------------------------------------------------------------
   23. Totals ............................... ..... 20,539 ............ ............ ..... 88,851 ............ ............
  ------------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2

============================================================================================================================
          (1)                      INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)
  Years in Which  ----------------------------------------------------------------------------------------------------------
  Policies Were          (2)            (3)            (4)            (5)            (6)             (7)           (8)
     Issued
                        1986           1987           1988           1989           1990           1991           1992
----------------------------------------------------------------------------------------------------------------------------
 1.  Prior ....... .............. .............. ..
 2.  1986 ........ .............. .............. ..                                                                      ...
 3.  1987 ........      XXX       .............. ..                                                                      ...
 4.  1988 ........      XXX            XXX       ..                                                                      ...
 5.  1989 ........      XXX            XXX                       N                O                N                E    ...
 6.  1990 ........      XXX            XXX                                                                               ...
 7.  1991 ........      XXX            XXX                                                                               ...
 8.  1992 ........      XXX            XXX                                                                               ...
 9.  1993 ........      XXX            XXX            ...            ...            ...            ...            ...
 10. 1994 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
 11. 1995 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
----------------------------------------------------------------------------------------------------------------------------

================================================================
       (1)
  Years in Which  ----------------------------------------------
  Policies Were          (9)            (10)           (11)
     Issued
                        1993           1994           1995
----------------------------------------------------------------
 1.  Prior .......   ............ .............. ..............
 2.  1986 ........   ............ .............. ..............
 3.  1987 ........   ............ .............. ..............
 4.  1988 ........   ............ .............. ..............
 5.  1989 ........   ............ .............. ..............
 6.  1990 ........   ............ .............. ..............
 7.  1991 ........   ............ .............. ..............
 8.  1992 ........   ............ .............. ..............
 9.  1993 ........   ............ .............. ..............
 10. 1994 ........      XXX       .............. ..............
 11. 1995 ........      XXX            XXX       ..............
----------------------------------------------------------------


                                   SECTION 3

============================================================================================================================
        (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES FOR LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
  Years in Which  ----------------------------------------------------------------------------------------------------------
  Policies Were          (2)            (3)            (4)            (5)            (6)             (7)           (8)
     Issued
                        1986           1987           1988           1989           1990           1991           1992
----------------------------------------------------------------------------------------------------------------------------
 1.  Prior ....... .............. .............. ..                                                                     ...
 2.  1986 ........ .............. .............. ..                                                                     ...
 3.  1987 ........      XXX       .............. ..                                                                     ...
 4.  1988 ........      XXX            XXX       ..                                                                     ...
 5.  1989 ........      XXX            XXX                       N                O                N               E    ...
 6.  1990 ........      XXX            XXX                                                                              ...
 7.  1991 ........      XXX            XXX                                                                              ...
 8.  1992 ........      XXX            XXX                                                                              ...
 9.  1993 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
 10. 1994 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
 11. 1995 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
----------------------------------------------------------------------------------------------------------------------------

================================================================
       (1)
  Years in Which  ----------------------------------------------
  Policies Were          (9)            (10)           (11)
     Issued
                        1993           1994           1995
----------------------------------------------------------------
 1.  Prior ....... .............. .............. ..............
 2.  1986 ........ .............. .............. ..............
 3.  1987 ........ .............. .............. ..............
 4.  1988 ........ .............. .............. ..............
 5.  1989 ........ .............. .............. ..............
 6.  1990 ........ .............. .............. ..............
 7.  1991 ........ .............. .............. ..............
 8.  1992 ........ .............. .............. ..............
 9.  1993 ........ .............. .............. ..............
 10. 1994 ........      XXX       .............. ..............
 11. 1995 ........      XXX            XXX       ..............
----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

            SCHEDULE P - PART 7A - PRIMARY LOSS SENSITIVE CONTRACTS
                                  (continued)

                                   SECTION 4

============================================================================================================================
       (1)                               NET EARNED PREMIUMS REPORTED AT YEAR END ($000 OMITTED)
  Years in Which  ----------------------------------------------------------------------------------------------------------
  Policies Were          (2)            (3)            (4)            (5)            (6)            (7)            (8)
     Issued
                        1986           1987           1988           1989           1990           1991           1992
----------------------------------------------------------------------------------------------------------------------------
 1.  Prior ....... .............. .............. .                                                                     ....
 2.  1986 ........ .............. .............. .                                                                     ....
 3.  1987 ........      XXX       .............. .                                                                     ....
 4.  1988 ........      XXX            XXX       .                                                                     ....
 5.  1989 ........      XXX            XXX                 N              O              N              E              ....
 6.  1990 ........      XXX            XXX                                                                             ....
 7.  1991 ........      XXX            XXX                                                                             ....
 8.  1992 ........      XXX            XXX                                                                             ....
 9.  1993 ........      XXX            XXX
 10. 1994 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
 11. 1995 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
----------------------------------------------------------------------------------------------------------------------------

================================================================
       (1)
  Years in Which  ----------------------------------------------
  Policies Were          (9)            (10)           (11)
     Issued
                        1993           1994           1995
----------------------------------------------------------------
 1.  Prior ....... .............. .............. ..............
 2.  1986 ........ .............. .............. ..............
 3.  1987 ........ .............. .............. ..............
 4.  1988 ........ .............. .............. ..............
 5.  1989 ........ .............. .............. ..............
 6.  1990 ........ .............. .............. ..............
 7.  1991 ........ .............. .............. ..............
 8.  1992 ........ .............. .............. ..............
 9.  1993 ........ .............. .............. ..............
 10. 1994 ........      XXX       .............. ..............
 11. 1995 ........      XXX            XXX       ..............
----------------------------------------------------------------


                                   SECTION 5

============================================================================================================================
       (1)             NET RESERVE FOR PREMIUM ADJUSTMENTS AND ACCRUED RETROSPECTIVE PREMIUMS AT YEAR END ($000 OMITTED)
  Years in Which  ----------------------------------------------------------------------------------------------------------
  Policies Were          (2)            (3)            (4)            (5)            (6)            (7)            (8)
     Issued
                        1986           1987           1988           1989           1990           1991           1992
----------------------------------------------------------------------------------------------------------------------------
 1.  Prior ....... .............. .............. .                                                                    .....
 2.  1986 ........ .............. .............. .                                                                    .....
 3.  1987 ........      XXX       .............. .                                                                    .....
 4.  1988 ........      XXX            XXX       .                                                                    .....
 5.  1989 ........      XXX            XXX                 N              O              N              E             .....
 6.  1990 ........      XXX            XXX                                                                            .....
 7.  1991 ........      XXX            XXX                                                                            .....
 8.  1992 ........      XXX            XXX                                                                            .....
 9.  1993 ........      XXX            XXX
 10. 1994 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
 11. 1995 ........      XXX            XXX            XXX            XXX            XXX            XXX            XXX
----------------------------------------------------------------------------------------------------------------------------

================================================================
       (1)
  Years in Which  ----------------------------------------------
  Policies Were          (9)            (10)           (11)
     Issued
                        1993           1994           1995
----------------------------------------------------------------
 1.  Prior ....... .............. .............. ..............
 2.  1986 ........ .............. .............. ..............
 3.  1987 ........ .............. .............. ..............
 4.  1988 ........ .............. .............. ..............
 5.  1989 ........ .............. .............. ..............
 6.  1990 ........ .............. .............. ..............
 7.  1991 ........ .............. .............. ..............
 8.  1992 ........ .............. .............. ..............
 9.  1993 ........ .............. .............. ..............
 10. 1994 ........      XXX       .............. ..............
 11. 1995 ........      XXX            XXX       ..............
----------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

          SCHEDULE P - PART 7B - REINSURANCE LOSS SENSITIVE CONTRACTS

                                ($000 Omitted)


                                   SECTION 1

           ============================================================================================================
                                 (1)                               (2)                 (3)                 (4)
                                                                                    Net Losses
                                                                                       and
                                                                                    Expenses                Loss
                                                                 Total Net          Unpaid On            Sensitive
                                                                Losses and            Loss                   as
                                                                 Expenses           Sensitive            Percentage
                         Schedule P - Part 1                      Unpaid            Contracts             of Total
           ------------------------------------------------------------------------------------------------------------
            1.  Homeowners/Farmowners ..................... .............. 104 .................... ...................
            2.  Private Passenger Auto Liab./Medical ...... .................. .................... ...................
            3.  Commercial Auto/Truck Liab./Medical ....... .............. 105 .................... ...................
            4.  Workers' Compensation ..................... ................ 2 .................... ...................
            5.  Commercial Multiple Peril ................. ............ 1,115 .................... ...................
            6.  Medical Malpractice - Occurrence .......... .................. .................... ...................
            7.  Medical Malpractice - Claims - made ....... .................. .................... ...................
            8.  Special Liability ......................... .................. .................... ...................
            9.  Other Liability - Occurrence .............. .............. 506 .................... ...................
            10. Other Liabilities - Claims - made ......... .................. .................... ...................
            11. Special Property .......................... .............. 528 .................... ...................
            12. Auto Physical Damage .....................  .............. 230 .................... ...................
            13. Fidelity/Surety ........................... ................ 3 .................... ...................
            14. Other ..................................... ........... 17,947 .................... ...................
            15. International ............................. .................. .................... ...................
            16. Reinsurance A ............................. ............ 9,859 .................... ...................
            17. Reinsurance B ............................. ........... 31,970 .................... ...................
            18. Reinsurance C ............................. .................. .................... ...................
            19. Reinsurance D ............................. ............... 51 .................... ...................
            20. Products Liability - Occurrence ........... .................. .................... ...................
            21. Products Liability - Claims - made ........ .................. .................... ...................
            22. Financial Guaranty/Mortgage Guaranty ...... .................. .................... ...................
           ------------------------------------------------------------------------------------------------------------
            23.     Totals ................................ ............62,420 .................... ...................
           ------------------------------------------------------------------------------------------------------------
           ============================================================================================
                                 (1)                            (5)            (6)          (7)

                                                                                Net
                                                                             Premiums         Loss
                                                                            Written On      sensitive
                                                              Total Net        Loss            as
                                                              Premiums       Sensitive     Percentage
                         Schedule P - Part 1                   Written       Contracts      of Total
           --------------------------------------------------------------------------------------------
            1.  Homeowners/Farmowners ..................... ......... 398  ............. .............
            2.  Private Passenger Auto Liab./Medical ...... .............  ............. .............
            3.  Commercial Auto/Truck Liab./Medical ....... ......... 521  ............. .............
            4.  Workers' Compensation ..................... .......... 11  ............. .............
            5.  Commercial Multiple Peril ................. ....... 2,136  ............. .............
            6.  Medical Malpractice - Occurrence .......... .............  ............. .............
            7.  Medical Malpractice - Claims - made ....... .............  ............. .............
            8.  Special Liability ......................... .............  ............. .............
            9.  Other Liability - Occurrence .............. ......... 955  ............. .............
            10. Other Liabilities - Claims - made ......... .............  ............. .............
            11. Special Property .......................... ....... 2,168  ............. .............
            12. Auto Physical Damage .....................  ....... 1,105  ............. .............
            13. Fidelity/Surety ........................... .......... 11  ............. .............
            14. Other ..................................... .......81,547  ............. .............
            15. International ............................. .............  ............. .............
            16. Reinsurance A ............................. ...... 13,152  ............. .............
            17. Reinsurance B ............................. .......14,892  ............. .............
            18. Reinsurance C ............................. .............  ............. .............
            19. Reinsurance D .............................      XXX            XXX           XXX
            20. Products Liability - Occurrence ........... .............  ............. .............
            21. Products Liability - Claims - made ........ .............  ............. .............
            22. Financial Guaranty/Mortgage Guaranty ...... .............  ............. .............
           --------------------------------------------------------------------------------------------
            23.     Totals ................................ ..... 116,896  ............. .............
           --------------------------------------------------------------------------------------------


                                   SECTION 2

--------------------------------------------------------------------------------------------------------------------------------
        (1)                     INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)
  Years in Which   -------------------------------------------------------------------------------------------------------------
  Policies Were           (2)             (3)              (4)              (5)              (6)           (7)         (8)
     Issued
                        1986             1987             1988             1989             1990          1991        1991
--------------------------------------------------------------------------------------------------------------------------------
 1.  Prior ....... ................ ................ ...                                                                  ....
 2.  1986 ........ ................ ................ ...                                                                  ....
 3.  1987 ........        XXX       ................ ...                                                                  ....
 4.  1988 ........        XXX              XXX       ...                                                                  ....
 5.  1989 ........        XXX              XXX                 N           O              N              E                ....
 6.  1990 ........        XXX              XXX                                                                            ....
 7.  1991 ........        XXX              XXX                                                                            ....
 8.  1992 ........        XXX              XXX                                                                            ....
 9.  1993 ........        XXX              XXX
 10. 1994 ........        XXX              XXX              XXX              XXX              XXX           XXX         XXX
 11. 1995.........        XXX              XXX              XXX              XXX              XXX           XXX         XXX

--------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
        (1)
  Years in Which   --------------------------------------------------
  Policies Were         (9)              (10)             (11)
     Issued
                       1993             1994             1995
--------------------------------------------------------------------
 1.  Prior ....... ............... ................ ................
 2.  1986 ........ ............... ................ ................
 3.  1987 ........ ............... ................ ................
 4.  1988 ........ ............... ................ ................
 5.  1989 ........ ............... ................ ................
 6.  1990 ........ ............... ................ ................
 7.  1991 ........ ............... ................ ................
 8.  1992 ........ ............... ................ ................
 9.  1993 ........ ............... ................ ................
 10. 1994 ........       XXX       ................ ................
 11. 1995.........       XXX              XXX       ................

---------------------------------------------------------------------

                                   SECTION 3

----------------------------------------------------------------------------------------------------------------------------
           (1)       BULK AND INCURRED BUT NOT REPORTED RESERVES FOR LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
     Years in Which   ------------------------------------------------------------------------------------------------------
     Policies Were           (2)             (3)              (4)              (5)              (6)              (7)
        Issued
                           1986             1987             1988             1989             1990             1991
----------------------------------------------------------------------------------------------------------------------------
    1.  Prior ....... ................ ................ ...
    2.  1986 ........ ................ ................ ...
    3.  1987 ........       XXX        ................ ...
    4.  1988 ........       XXX              XXX        ...
    5.  1989 ........       XXX              XXX                 N              O              N              E
    6.  1990 ........       XXX              XXX
    7.  1991 ........       XXX              XXX
    8.  1992 ........       XXX              XXX
    9.  1993 ........       XXX              XXX
    10. 1994 ........       XXX              XXX              XXX               XXX              XXX              XXX
    11. 1995.........       XXX              XXX              XXX               XXX              XXX              XXX

----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
           (1)
     Years in Which  --------------------------------------------------------------------
     Policies Were         (8)              (9)              (10)             (11)
        Issued
                          1992             1993             1994             1995
-----------------------------------------------------------------------------------------
  1.  Prior .......             .... ................ ................ .................
  2.  1986 ........             .... ................ ................ .................
  3.  1987 ........             .... ................ ................ .................
  4.  1988 ........             .... ................ ................ .................
  5.  1989 ........             .... ................ ................ .................
  6.  1990 ........             .... ................ ................ .................
  7.  1991 ........             .... ................ ................ .................
  8.  1992 ........             .... ................ ................ .................
  9.  1993 ........                  ................ ................ .................
  10. 1994 ........        XXX              XXX       ................ .................
  11. 1995.........        XXX              XXX              XXX       .................

-----------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

          SCHEDULE P - PART 7B - REINSURANCE LOSS SENSITIVE CONTRACTS
                                  (continued)

                                   SECTION 4

-------------------------------------------------------------------------------------------------------------------------
        (1)                             NET EARNED PREMIUMS REPORTED AT YEAR END ($000 OMITTED)
  Years in Which    -----------------------------------------------------------------------------------------------------
  Policies Were           (2)              (3)              (4)              (5)              (6)              (7)
     Issued
                         1986             1987             1988             1989             1990             1991
-------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........ ................ ................ .
 2.  1986 ......... ................ ................ .
 3.  1987 .........       XXX        ................ .
 4.  1988 .........       XXX              XXX        .
 5.  1989 .........       XXX              XXX                  N               O              N              E
 6.  1990 .........       XXX              XXX
 7.  1991 .........       XXX              XXX
 8.  1992 .........       XXX              XXX
 9.  1993 .........       XXX              XXX
 10. 1994 .........       XXX              XXX              XXX              XXX              XXX              XXX
 11. 1995..........       XXX              XXX              XXX              XXX              XXX              XXX
-------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        (1)
  Years in Which    -------------------------------------------------------------------
  Policies Were              (8)             (9)             (10)             (11)
     Issued
                            1992            1993            1994             1995
------------------------------------ ---------------- ---------------- ----------------
 1.  Prior ........             .... ................ ................ ................
 2.  1986 .........             .... ................ ................ ................
 3.  1987 .........             .... ................ ................ ................
 4.  1988 .........             .... ................ ................ ................
 5.  1989 .........             .... ................ ................ ................
 6.  1990 .........             .... ................ ................ ................
 7.  1991 .........             .... ................ ................ ................
 8.  1992 .........             .... ................ ................ ................
 9.  1993 .........                  ................ ................ ................
 10. 1994 .........       XXX              XXX        ................ ................
 11. 1995..........       XXX              XXX              XXX        ................
---------------------------------------------------------------------------------------

                                   SECTION 5

----------------------------------------------------------------------------------------------------------------------------
           (1)          NET RESERVE FOR PREMIUM ADJUSTMENTS AND ACCRUED RETROSPECTIVE PREMIUMS AT YEAR END ($000 OMITTED)
     Years in Which    -----------------------------------------------------------------------------------------------------
     Policies Were           (2)              (3)              (4)              (5)              (6)              (7)
        Issued
                            1986             1987             1988             1989             1990             1991
----------------------------------------------------------------------------------------------------------------------------
    1.  Prior ........ ................ ................ .
    2.  1986 ......... ................ ................ .
    3.  1987 .........       XXX        ................ .
    4.  1988 .........       XXX              XXX        .
    5.  1989 .........       XXX              XXX                     N              O              N              E
    6.  1990 .........       XXX              XXX
    7.  1991 .........       XXX              XXX
    8.  1992 .........       XXX              XXX
    9.  1993 .........       XXX              XXX
    10. 1994 .........       XXX              XXX              XXX              XXX              XXX              XXX
    11. 1995..........       XXX              XXX              XXX              XXX              XXX              XXX
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
        (1)
  Years in Which    -------------------------------------------------------------------
  Policies Were              (8)              (9)              (10)             (11)
     Issued
                            1992             1993             1994             1995
------------------------------------ ---------------- ---------------- ----------------
 1.  Prior ........             .... ................ ................ ................
 2.  1986 .........             .... ................ ................ ................
 3.  1987 .........             .... ................ ................ ................
 4.  1988 .........             .... ................ ................ ................
 5.  1989 .........             .... ................ ................ ................
 6.  1990 .........             .... ................ ................ ................
 7.  1991 .........             .... ................ ................ ................
 8.  1992 .........             .... ................ ................ ................
 9.  1993 .........                  ................ ................ ................
 10. 1994 .........       XXX              XXX        ................ ................
 11. 1995..........       XXX              XXX              XXX        ................
---------------------------------------------------------------------------------------

                                   SECTION 6

----------------------------------------------------------------------------------------------------------------------------
           (1)                     INCURRED ADJUSTABLE COMMISSIONS REPORTED AT YEAR END ($000 OMITTED)
     Years in Which    -----------------------------------------------------------------------------------------------------
     Policies Were           (2)              (3)              (4)              (5)              (6)              (7)
        Issued
                            1986             1987             1988             1989             1990             1991
----------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........ ................ ................ .
 2.  1986 ......... ................ ................ .
 3.  1987 .........       XXX        ................ .
 4.  1988 .........       XXX              XXX        .
 5.  1989 .........       XXX              XXX                     N              O              N              E
 6.  1990 .........       XXX              XXX
 7.  1991 .........       XXX              XXX
 8.  1992 .........       XXX              XXX
 9.  1993 .........       XXX              XXX
 10. 1994 .........       XXX              XXX              XXX              XXX              XXX              XXX
 11. 1995..........       XXX              XXX              XXX              XXX              XXX              XXX
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        (1)
  Years in Which    -------------------------------------------------------------------
  Policies Were              (8)              (9)              (10)             (11)
     Issued
                            1992             1993             1994             1995
------------------------------------ ---------------- ---------------- ----------------
 1.  Prior ........             .... ................ ................ ................
 2.  1986 .........             .... ................ ................ ................
 3.  1987 .........             .... ................ ................ ................
 4.  1988 .........             .... ................ ................ ................
 5.  1989 .........             .... ................ ................ ................
 6.  1990 .........             .... ................ ................ ................
 7.  1991 .........             .... ................ ................ ................
 8.  1992 .........             .... ................ ................ ................
 9.  1993 .........                  ................ ................ ................
 10. 1994 .........       XXX              XXX        ................ ................
 11. 1995..........       XXX              XXX              XXX        ................
---------------------------------------------------------------------------------------

                                   SECTION 7

-------------------------------------------------------------------------------------------------------------------------
        (1)                                                  NET EARNED PREMIUMS REPORTED AT YEAR END ($000 OMITTED)
  Years in Which    -----------------------------------------------------------------------------------------------------
  Policies Were           (2)              (3)              (4)              (5)              (6)              (7)
     Issued
                         1986             1987             1988             1989             1990             1991
-------------------------------------------------------------------------------------------------------------------------
 1.  Prior ........ ................ ................ .
 2.  1986 ......... ................ ................ .
 3.  1987 .........       XXX        ................ .
 4.  1988 .........       XXX              XXX        .
 5.  1989 .........       XXX              XXX                     N              O              N              E
 6.  1990 .........       XXX              XXX
 7.  1991 .........       XXX              XXX
 8.  1992 .........       XXX              XXX
 9.  1993 .........       XXX              XXX
 10. 1994 .........       XXX              XXX              XXX              XXX              XXX              XXX
 11. 1995..........       XXX              XXX              XXX              XXX              XXX              XXX
-------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        (1)
  Years in Which    -------------------------------------------------------------------
  Policies Were              (8)              (9)              (10)             (11)
     Issued
                            1992             1993             1994             1995
------------------------------------ ---------------- ---------------- ----------------
 1.  Prior ........             .... ................ ................ ................
 2.  1986 .........             .... ................ ................ ................
 3.  1987 .........             .... ................ ................ ................
 4.  1988 .........             .... ................ ................ ................
 5.  1989 .........             .... ................ ................ ................
 6.  1990 .........             .... ................ ................ ................
 7.  1991 .........             .... ................ ................ ................
 8.  1992 .........             .... ................ ................ ................
 9.  1993 .........                  ................ ................ ................
 10. 1994 .........       XXX              XXX        ................ ................
 11. 1995..........       XXX              XXX              XXX        ................
---------------------------------------------------------------------------------------

  ANNUAL STATEMENT FOR THE YEAR 1995 OF THE USF RE INSURANCE COMPANY COMBINED

                          SCHEDULE P INTERROGATORIES

1. Computation of excess statutory reserves over statement reserves.

   a. Auto Liability (private passenger and commercial)
        1995 $          (            %)      1994 $             (            %)      1993 $           (            %)       Total $

   b. Other Liability and Products Liability

        1995 $          (            %)      1994 $             (            %)      1993 $           (            %)       Total $

   c. Medical Malpractice

        1995 $          (            %)      1994 $             (            %)      1993 $           (            %)       Total $

   d. Workers' Compensation

        1995 $          (            %)      1994 $             (            %)      1993 $           (            %)       Total $

   e. Credit                                                                                                                Total $

   f. All Lines Total (Report here and Page 3)                                                                              Total $

2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on Page 3. Show the full reserve amount, not just the change during the current year.

       ---------------------------------------------------------------------------------------------------------------------------

             Years in which premiums were                 (1)                        (2)                          (3)
           earned and losses were incurred        Medical Malpractice          Other Liability             Products Liability
       ---------------------------------------------------------------------------------------------------------------------------
           a.  1987 ...........................
           b.  1988 ...........................
           c.  1989 ...........................
           d.  1990 ...........................
           e.  1991 ...........................
           f.  1992 ...........................
           g.  1993 ...........................
           h.  1994 ...........................
           i.  1995 ...........................

           j.  TOTALS
       ---------------------------------------------------------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are
   they so reported in this statement? Answer:                    Yes ( ) No ( )

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in this
   statement? Answer:                                            Yes ( ) No ( )

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such
   discounts on Page 11?                                          Yes ( ) No ( )

   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32. Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6. What were the net premiums in force at the end of the year for: (in thousands of dollars)

                                                      a. Fidelity         $
                                                      b. Surety           $

7. Claim count information is reported (check one):   a. per claim           ( )
                                                      b. per claimant        ( )


   If not the same in all years, explain in Question 8.

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses? (An extended statement may be attached.)

                                      133